Exhibit 10.36

AMENDED AND RESTATED LEASE AGREEMENT
(Wilmington Air Park)

THIS AMENDED AND RESTATED LEASE AGREEMENT (this “Lease Agreement”) is made and entered into this 27th day of December, 2012 (the “Execution Date”), to be effective as of June 2, 2010 (the “Effective Date”), by and between CLINTON COUNTY PORT AUTHORITY, a body corporate and politic and a port authority duly organized and validly existing under the laws of the State of Ohio with an address of 1113 Airport Road, Wilmington, OH 45177 (“Landlord”), and AIR TRANSPORT SERVICES GROUP, INC., a Delaware corporation with an address of 145 Hunter Drive, Wilmington, OH 45177 (“Tenant”).

WITNESSETH

WHEREAS, Landlord is the owner of the certain real property located in Clinton County, Ohio and generally known as Wilmington Air Park, as more particularly described and detailed in Exhibit A attached hereto and fully incorporated herein (the “Air Park”), together with title to and possession of all improvements therein and thereon; and
WHEREAS, as of the Effective Date, Landlord and Tenant entered into that certain Lease Agreement (Wilmington Air Park) relative to the Premises (as defined herein), which are a part of the Air Park (the “Original Lease”), which Original Lease was amended and modified pursuant to the terms and conditions of the certain First Amendment to Lease Agreement (Wilmington Air Park) by and between Landlord and Tenant and dated April 20, 2011 (the “First Lease Amendment”); and
WHEREAS, ABX Air, Inc. (“ABX”), an Affiliate (as defined herein) of Tenant, previously occupied certain buildings within the Air Park (the “Buildings”) pursuant to that certain Wilmington Air Park Sublease between Airborne, Inc. and ABX, dated August 15, 2003 (“the ABX Sublease”); and
WHEREAS, contemporaneously with the execution of the Original Lease, the ABX Sublease was terminated; and
WHEREAS, contemporaneously with the execution of the Original Lease, Landlord and ABX entered into that certain Operations and Management Services Agreement (Wilmington Air Park) dated of even date with the Effective Date (the “Operations Agreement”) with respect to the performance by ABX of certain operation, management and maintenance services on behalf of Landlord for the benefit of the Air Park; provided that, pursuant to the terms and conditions of that certain First Amendment to Operations and Management Services Agreement (Wilmington Air Park) dated as of April 20, 2011, LGSTX Services, Inc., a wholly-owned subsidiary of Tenant (“LGSTX”), has replaced ABX as the named party under, and has assumed the duties and obligations of ABX under, the Operations Agreement; and

WHEREAS, in connection with certain transactions by and among the Ohio Department of Development, Landlord, Tenant, affiliates of Tenant and other parties, an approximately 100,000 square foot joint use maintenance and paint hanger facility (the “JUMP Facility”) will be developed on a 4.457 acre parcel of real property situated adjacent to the existing aircraft hangers at the Air Park (the “JUMP Site”) and occupied by an affiliate of Tenant under a separate lease agreement relating to the JUMP Site and the JUMP Facility and dated as of December 1, 2012, by and between Landlord and said affiliate of Tenant (the “JUMP Lease”); and
WHEREAS, in connection with the development of the JUMP Facility and the execution and delivery of the JUMP Lease, Landlord and Tenant have agreed to amend, restate and supersede in its entirety the Original Lease, as amended by the First Lease Amendment, by virtue of the execution and delivery of this Lease Agreement;
NOW, THEREFORE, in consideration of the terms, covenants and agreements herein contained, Landlord and Tenant do hereby amend, restate and supersede in its entirety the Original Lease, as amended by the First Lease Amendment, and make the following agreement, intending to be legally bound hereby:

ARTICLE 1
Definition of Certain Terms

1.01. The term “Affiliate”, in reference to Tenant, means (a) any Person (as defined herein) who directly or indirectly controls, is controlled by, or is under common control with Tenant; (b) any Person owning or controlling, directly or indirectly, 10% or more of the outstanding voting securities of Tenant; and (c) any officer, director, member, manager or partner of Tenant.

1.02. [Intentionally Omitted]

1.03. The term “Fixtures” means all furniture, fixtures, machinery, equipment and trade fixtures which Tenant may own, purchase (conditionally or otherwise) or lease and hereafter cause to be installed, maintained or kept in or otherwise at the Premises for any purpose whatsoever.

1.04. The term “Lease Year” means the periods determined as follows: (a) the first Lease Year shall commence on the Effective Date and shall end on the last day of the twelfth (12th) full calendar month next following the Effective Date, and (b) each Lease Year thereafter shall commence immediately following the expiration of the preceding Lease Year and shall end on the anniversary date of the expiration of the preceding Lease Year, except that the final Lease Year shall end on the date this Lease Agreement shall expire or otherwise terminate.

1.05. [Intentionally Omitted]

1.06. The term “Person” means any individual, partnership, limited liability company, corporation, firm, joint venture, or other entity, or any combination thereof.

1.07. The term “Premises” means the Buildings and/or space within certain of the Buildings comprising, in the aggregate, five hundred eighteen thousand four hundred thirty-four (518,434) square feet of space, more or less, all as identified and illustrated on Exhibit B attached hereto and fully incorporated herein, together with the exclusive right to use two (2) two hundred forty thousand (240,000) gallon above ground aviation fuel tanks and related facilities and certain above ground vehicle fuel skid tanks, all situated at the Air Park in the locations more specifically illustrated in Exhibit C attached hereto and fully incorporated herein (the “Fuel Tanks”); provided that, Tenant’s right to exclusive use of the Fuel Tanks under this Lease Agreement shall continue only for so long as Tenant or an Affiliate of Tenant shall be responsible for the operation and management of the Fuel Tanks and fueling operations at the Air Park pursuant to the Operations Agreement.

1.08. [Intentionally Omitted]

1.09. [Intentionally Omitted]

1.10. The term “Permitted Encumbrances” means those title encumbrances relating to the Premises as more particularly described on Exhibit F attached hereto and fully incorporated herein.

ARTICLE 2
Creation of Leasehold

2.01. Demise. Upon the terms and conditions set forth in this Lease Agreement, Landlord does hereby demise and let unto Tenant, and Tenant does hereby lease and hire from Landlord, the Premises, together with the non-exclusive right to use the Common Use Facilities (as defined herein), but subject to the Reserved Easements (as defined herein) and Permitted Encumbrances (as defined herein).

2.02. Common Use Facilities. As an appurtenance to Tenant’s leasehold estate in and use of the Premises, Tenant is hereby granted the non-exclusive right to enter upon or make customary and reasonable use of, including the right to ingress to and egress from, (i) all runways, landing areas, taxiways, aprons, walkways, roadways, runway lights, signals, and other operating aids of the Air Park and all navigation or flight easements now or hereafter granted or reserved for the benefit of Landlord, (ii) all automobile parking fields and facilities within the Air Park (limited to the right of Tenant and its employees, agents, contractors and invitees to park in such fields and facilities on a daily basis and specifically excluding the storage of vehicles in or on said parking fields or facilities), and (iii) such other areas of the Air Park provided and developed by Landlord for common use at the Air Park (collectively, the “Common Use Facilities”); provided that, except as otherwise permitted by Landlord in writing, the Common Use Facilities shall not include the following Air Park facilities: (a) any buildings or other structures situated in or at the Air Park which are not part of the Premises, (b) the so-called

“Welcome Center” and any improvements attendant thereto, including parking fields and (c) any portion of the Air Park identified and defined in the Operations Agreement as “Limited Service Areas”. Tenant’s rights hereunder shall be in common with Landlord and with other persons authorized by Landlord from time to time to use the Common Use Facilities, including members of the general public if Landlord so elects; provided, however, that Landlord shall not use, and shall not authorize any person to use, the Common Use Facilities in any way that unreasonably interferes with the use and enjoyment of the Premises by Tenant for the purposes contemplated by this Lease Agreement. Tenant’s use of the Common Use Facilities shall be in accordance with all applicable laws and regulations, including, without limitation, all Federal Aviation Administration (“FAA”) and all other applicable governmental regulations governing aviation and air navigation and further in accordance with any reasonable rules and procedures adopted by Landlord from time to time governing the use of the Air Park and the Common Use Facilities. Landlord reserves the right, in its sole and absolute discretion, to make changes, at any time and from time to time, to the size, shape, location, number and extent of the Common Use Facilities and/or to eliminate portions of the Common Use Facilities, and specifically further reserves the right to designate portions of the Common Use Facilities for the exclusive or non-exclusive use of certain tenants and licensees, so long as such changes, eliminations and/or designations do not unreasonably interfere with the use and enjoyment of the Premises by Tenant for the purposes contemplated by this Lease Agreement.

2.03. Maintenance of Communications Network. As an appurtenance to Tenant’s leasehold estate in and use of the Premises, Tenant is hereby granted a non-exclusive easement during the Lease Term to utilize those areas of the Air Park outside the Premises (as more particularly described on Exhibit D, attached hereto and fully incorporated herein) where it currently maintains fiber optic cabling and other equipment that are part of Tenant’s telecommunications network and systems (“Tenant’s Fiber Optics Systems”) for the purposes of monitoring, testing, maintaining, repairing, upgrading, replacing and using such cabling and other equipment. Landlord and Tenant agree to cooperate in good faith so as not to interfere with or disrupt Tenant’s Fiber Optics Systems and/or the Air Park Fiber Optics Systems (as hereinafter defined), respectively, in connection with the use and occupancy of the Premises and the Air Park, respectively.

2.04. Reserved Easements. Landlord does hereby retain and reserve unto itself, and Tenant does hereby grant and convey to Landlord: (a) non-exclusive perpetual easements over, under, across and through the Premises for the purposes of constructing, installing, reconstructing, repairing, replacing, maintaining, testing, upgrading and using (1) underground laterals and lines to be connected to those public utilities and appurtenant works and connections which now or in the future may exist in the public thoroughfares or other portions of the Air Park and (2) fiber optic cabling and other equipment as part of telecommunications networks and systems to be installed by Landlord or other tenants at the Air Park (the “Air Park Fiber Optics Systems”), provided, however, that (i) such easements shall be used in such a manner as will not result in interference with the use and enjoyment of the Premises by Tenant for the purposes contemplated by this Lease Agreement and (ii) if as a result of the use of said easements for said purposes the Premises shall be damaged, then Landlord shall promptly repair the damage and restore the Premises to its pre-existing condition; and (b) a non-exclusive perpetual avigation easement over, across and through the Premises creating in favor of Landlord and its permitees a right of flight for the passage of aircraft in the airspace over the Premises and the right to cause in said airspace any noise inherent in the operation of any aircraft used for navigation or flight through said airspace or landing at, or taking off from, or operations at, the Air Park (herein collectively called the “Reserved Easements”).

2.05. “As Is” Possession. Tenant acknowledges that ABX was in sole possession of the Premises under the ABX Sublease commencing August 15, 2003 and continuing through the Effective Date (the “ABX Prior Possession Period”). Accordingly, Tenant accepts the Premises in “As Is” condition with all faults and defects. Tenant acknowledges that Landlord has made no representation or warranty as to the suitability of the Premises for the conduct of Tenant’s business, and Tenant waives any implied warranty that the Premises are suitable for Tenant’s intended purposes. In no event shall Landlord be liable for any defects in the Premises or for any limitation on its use. Further, Tenant agrees that Tenant’s obligation to pay Base Rent and other sums hereunder is not dependent upon the condition of the Premises or, except as otherwise expressly provided herein, any performance by Landlord hereunder.

ARTICLE 3
Lease Term

3.01. Lease Term. The term “Lease Term” under this Lease Agreement means the Initial Lease Term (as defined herein), plus the Renewal Terms (as defined herein), if any, plus any period during which Tenant may be a tenant-at-sufferance under Section 3.04 of this Lease Agreement, or the shorter period expiring upon the date of earlier termination of this Lease Agreement as provided elsewhere in this Lease Agreement.

3.02. Initial Lease Term. The initial term of this Lease Agreement (the “Initial Lease Term”) shall commence on the Effective Date and shall continue for a period of nine (9) years and end on the ninth (9th) anniversary of the Effective Date, unless sooner terminated as provided elsewhere in this Lease Agreement; provided, however, that if the Effective Date is not the first day of the month, the number of days remaining in the month containing the Effective Date shall be added to the Initial Lease Term.

3.03. Renewal Options. Landlord hereby grants to Tenant the right and options (collectively, the “Renewal Options”, and each a “Renewal Option”) to extend the Initial Lease Term for five (5) additional periods (collectively, the “Renewal Terms”, and each a “Renewal Term”), as hereinafter described:

(i)
the first Renewal Term shall be the period beginning on the day immediately following the expiration of the Initial Lease Term and expiring on the seventh (7th) anniversary of the date of expiration of the Initial Lease Term (the “First Renewal Term”);

(ii)
the second Renewal Term shall be the period beginning on the day immediately following the expiration of the First Renewal Term and expiring on the fifth (5th) anniversary of the date of expiration of the First Renewal Term (the “Second Renewal Term”);

(iii)	the third Renewal Term shall be the period beginning on the day immediately following the expiration of the Second Renewal Term and expiring on June 1, 2036 (the “Third Renewal Term”);

(iv)
the fourth Renewal Term shall be the period beginning on the day immediately following the expiration of the Third Renewal Term and expiring on the fifth (5th) anniversary of the date of expiration of the Third Renewal Term (the “Fourth Renewal Term”); and

(v)
the fifth Renewal Term shall be the period beginning on the day immediately following the expiration of the Fourth Renewal Term and expiring on the fifth (5th) anniversary of the date of expiration of the Fourth Renewal Term (the “Fifth Renewal Term”).

During the Renewal Terms, the terms and conditions of this Lease Agreement shall remain in full force and effect and Tenant shall use and occupy the Premises on the same terms and conditions as provided in this Lease Agreement relative to the Initial Lease Term; provided that, Base Rent (as defined herein) during the Renewal Terms shall be as provided in Section 7.01(B) of this Lease Agreement.
If Tenant elects to exercise a Renewal Option, Tenant shall give to Landlord written notice of such election not less than one hundred eighty (180) days prior to the expiration of the Initial Lease Term or the then-applicable Renewal Term, as the case may be. In the event that Tenant fails to timely exercise a Renewal Option as aforesaid, then such Renewal Option, together with any and all subsequent Renewal Options, shall terminate and be of no further force or effect and, unless sooner terminated as provided elsewhere in this Lease Agreement, the Lease Term shall fully and finally expire as of the date of expiration of the Initial Lease Term or the then-applicable Renewal Term, as the case may be.
3.04. Lease Hold-Over Provisions. If Tenant remains in possession of the Premises after the expiration of the Lease Term, Tenant shall be deemed to be a tenant-at-sufferance at an annual Base Rent equal to one hundred fifty percent (150%) of the amount of Base Rent payable hereunder during the final Lease Year and otherwise shall comply with all of the terms and conditions of this Lease Agreement.

ARTICLE 4
Use and Operations

4.01. Permitted Uses. Tenant covenants and agrees that it shall use the Premises and the Common Use Facilities only for its Air Park Operations (as defined herein) and any legally permitted uses related thereto (including, without limitation, the landing, taking off, flying over, taxiing, pushing, towing, fueling, loading, unloading, repairing, maintaining, conditioning, servicing, and parking of aircraft or other equipment). As used herein, the term “Air Park Operations” shall mean (1) the operation of a commercial air transport and related services business, (2) the maintenance, servicing, repair, and operation of aircraft and other equipment, (3) the sale of aircraft parts and fuel, (4) the operation of a cafeteria and concession machines, fitness center and health clinic for Tenant’s employees, agents, contractors and invitees, (5) training of personnel in connection with the operation of aircraft and related equipment, and (6) other operations that are incidental to the uses, purposes, operations and activities described in clauses (1) through (5) above. Tenant agrees that all business and operations of Tenant must be consistent with the principal use of the Air Park as an airport, and Tenant shall be prohibited from using the Premises for any use which interferes with the use or operation of the Air Park as an airport.

4.02. [Intentionally Omitted]

4.03. Air Park Procedures Manual; Current Plans and Procedures. Following the Effective Date, Landlord, in collaboration with LGSTX under the terms of the Operations Agreement, intends to develop and implement, and amend from time to time: (a) a comprehensive set of rules, regulations and procedures governing the use of the Air Park; (b) a schedule of rates and charges for operations at the Air Park; (c) minimum standards for aeronautical activities at the Air Park; (d) Air Park development standards; (e) an Air Park noise abatement program; (f) a storm water pollution prevention plan in accordance with applicable law (the “SWPP Plan”); (g) a spill prevention control and countermeasure plan in accordance with applicable law (the “SPCC Plan”); (h) plans and procedures for de-icing operations in and at the Air Park, including regarding the use and treatment or disposal of glycol and the location(s) and accessways for said de-icing operations (the “De-Icing Regulations”); (i) plans and procedures for security at the Air Park; (j) emergency response and evacuation plans and procedures for the Air Park; and (k) such other Air Park matters in respect of which CCPA wishes to establish procedures (collectively, the “Air Park Procedures Manual”). As and when each component of the Air Park Procedures Manual is implemented by Landlord, Tenant agrees to comply with each such component thereof in connection with its use and occupancy of the Premises and the Common Use Facilities, so long as (a) the rules, regulations and procedures set forth in each such component of the Air Park Procedures Manual do not unreasonably interfere with the use and enjoyment by Tenant and its permitted sublessees of the Premises and the Common Use Facilities for the purposes contemplated by this Lease Agreement and (b) Tenant and such permitted sublessees are not obligated to pay to CCPA any landing fees, license fees or other use charges as may otherwise be imposed under the Air Park Procedures Manual in connection with the Air Park.
In addition, until the corresponding components of the Air Park Procedures Manual are developed and implemented, Tenant and its permitted sublessees shall comply with the rules, regulations and procedures which currently are in place in respect of the Air Park as of the Effective Date, including, without limitation, current security programs and plans, current storm water pollution prevention plans, current spill prevention control and countermeasure plans, current plans regarding the use and treatment or disposal of glycol and de-icing operations generally, and emergency response and evacuation plans.
ARTICLE 5

Ownership of Fixtures

All of the Fixtures shall remain the property of Tenant and shall be removable at any time, including upon the expiration of the Lease Term; provided that Tenant shall repair any damage to the Premises caused by the removal of the Fixtures, and any Fixtures or personal property of Tenant which remain at the Premises after the expiration of the Lease Term shall be deemed abandoned and may be disposed of by Landlord without notice at Tenant’s cost and expense to be paid by Tenant to Landlord immediately upon Landlord’s request therefor.

ARTICLE 6
Liens

Tenant agrees to and shall indemnify, defend, save and hold harmless Landlord from and against any and all loss, damage, liability, expense or claim whatsoever (including reasonable fees of attorneys, paralegals, experts, court reporters and others), arising by reason of any claim or lien, including, without limitation, any judgment lien, tax lien or vendor’s lien, or any mechanic’s lien, laborer’s lien, materialmen’s lien, or other similar lien or claim based upon or arising out of the furnishing of materials, fuel, machinery, supplies or labor to or in respect of the Premises, and not expressly contracted for (or authorized) in writing by Landlord. In the event any such lien is filed, Tenant shall cause any such lien to be discharged, at its sole cost and expense, within thirty (30) days after Tenant shall have notice of the existence of the lien or any suit, action, or other proceeding to foreclose the lien or to seek execution in respect thereof, unless such lien and the claim occasioning it both are contested or litigated in good faith by Tenant, at its sole cost and expense, and Tenant shall have posted, at its sole cost and expense, a bond (with surety) or other security reasonably satisfactory to Landlord, sufficient to insure that upon final determination of the validity of the lien or claim, any final judgment rendered against Tenant or Landlord, together with all related costs and charges, will be fully paid.

ARTICLE 7
Rent and Other Payments

7.01. Base Rent. During the Lease Term, Tenant shall pay to Landlord annual base rent for the Lease Year in question, as follows (“Base Rent”), as the same may be reduced by the Base Rent Credit (as defined herein) in accordance with Section 7.01(D) of this Lease Agreement:

(A)    Initial Lease Term. In each Lease Year during the Initial Lease Term, Tenant shall pay to Landlord annual Base Rent for the Lease Year in question as set forth below:

Lease Year	Annual Base Rent
Lease Years 1 through 3, inclusive	$3,055,302.00
Lease Years 4 through 6, inclusive	As determined below in this Section 7.01
Lease Years 7 through 9, inclusive	As determined below in this Section 7.01
Base Rent during the Initial Lease Term shall increase on the first day of (a) the fourth (4th) Lease Year and (b) the seventh (7th) Lease Year (each, an “Adjustment Date”) and shall be determined on each Adjustment Date by multiplying the annual Base Rent for the first Lease Year by a fraction, the numerator of which is the Index (as defined herein) in effect for the month of March immediately preceding the Adjustment Date and the denominator of which is the Index in effect for March, 2010 (which is 133.096).

As used in this Lease Agreement, the term “Index” shall mean the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index - All Urban Consumers, Series ID CUURX200SAO, Not Seasonally Adjusted, Area: Midwest Size Class B/C, Item: All Items, Base Period: December 1996 = 100  (the “Index”). If the Index at any time during the Lease Term has changed so that the base year of the Index differs from the base year initially used by the parties, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised during the Lease Term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index has not been discontinued or revised. Notwithstanding the foregoing, and except as provided in Section 7.02 below, in no event shall the adjusted Base Rent due during any Lease Year be less than the Base Rent due during the prior Lease Year.
(B)    Renewal Terms. In each Lease Year during the Renewal Terms, as applicable, Tenant shall pay to Landlord annual Base Rent for the Lease Year in question as set forth below:

(i)	Base Rent for each Lease Year during the First Renewal Term shall be an amount equal to the annual Base Rent in effect for the seventh (7th) Lease Year during the Initial Lease Term;

(ii)
Base Rent for each Lease Year during the Second Renewal Term shall be the lesser of (a) the amount determined by multiplying the annual Base Rent for the First Renewal Term by a fraction, the numerator of which is the Index in effect for the month of March immediately preceding the Second Renewal Term and the denominator of which is the Index in effect for the month of March immediately preceding the First Renewal Term, and (b) one hundred two percent (102%) of the annual Base Rent for the First Renewal Term;

(iii)	Base Rent for each Lease Year during the Third Renewal Term shall be an amount equal to the annual Base Rent in effect for the Second Renewal Term; and

(iv)
Base Rent for each Lease Year during the Fourth Renewal Term and the Fifth Renewal Term shall be an amount equal to the annual fair market rent for the Premises as determined by an appraiser mutually agreed upon by Landlord and Tenant prior to the commencement of the applicable Renewal Term, each acting reasonably. In the event that Landlord and Tenant are unable to agree upon an appraiser, then Landlord and Tenant shall each choose one appraiser and the two appraisers so chosen shall attempt to agree on such fair market rent within 60 days after receiving the request to make such determination. If the two appraisers so chosen cannot agree on such fair market rent within such period, and the lower fair market rent so determined is not less than 90% of the higher fair market rent, then the determination of fair market rent shall be the numerical average of the two fair market rents. If the lower fair market rent is less than 90% of the higher fair market rent, the two appraisers shall choose one additional appraiser. If the two appraisers cannot agree on the choice of such third appraiser within 15 days following the determination of such two fair market rents, such third appraiser shall be selected by the administrative judge of the Court of Common Pleas of Clinton County. The third appraiser shall make an independent determination of fair market rent, which shall be submitted to Landlord and Tenant within 60 days after the third appraiser has been selected. The determination of fair market rent shall be conclusively deemed to be the numerical average of (i) the numerical average of the higher two of the three determinations of fair market rent, and (ii) the numerical average of the lower two of the three determinations of fair market rent; provided, however, that solely for purposes of such averaging, if the lowest determination of fair market rent is less than 75% of the amount of the middle determination of fair market rent, then the lowest determination of fair market rent shall be deemed to be 75% of the amount of the middle determination of fair market rent, and if the highest determination of fair market rent is more than 125% of the middle determination of fair market rent. then the highest determination of fair market rent shall be deemed to be 125% of the amount of the middle determination of fair market rent. Each party shall pay the fees of the appraiser chosen by it, and the fees of the third appraiser, if any, shall be split equally between Landlord and Tenant; provided, however, Landlord's obligation to split the fee shall be subject to a duly authorized appropriation. Each appraiser selected pursuant to this Section 7.01(B)(iv) shall be an Ohio-certified M.A.I. appraiser with at least 15-years’ experience appraising commercial projects.
Notwithstanding the above provisions of this Section 7.01(B) to the contrary, if, prior to the end of the Third Renewal Term, the JUMP Lease terminates pursuant to the exercise by the tenant thereunder of its early termination option under Section 3.05(b) of the JUMP Lease, then: (a) the later of (I) the effective date of termination of the JUMP Lease or (II) the commencement date of the First Renewal Term, shall be an Adjustment Date, (b) each third anniversary of the Adjustment Date established pursuant to clause (a) of this sentence shall be an Adjustment Date; and (c) as of each Adjustment Date established pursuant to clause (a) or clause (b) of this sentence, the annual Base Rent shall be adjusted to the amount determined by multiplying the annual Base Rent in effect immediately prior to such Adjustment Date by a fraction, the numerator of which is the Index in effect for the month of March immediately preceding such Adjustment Date and the denominator of which is the Index in effect for the month of March immediately preceding the immediately preceding Adjustment Date.
(C)    Terms of Payment of Base Rent. Base Rent hereunder shall be paid without demand, notice or setoff in equal consecutive equal monthly installments in advance commencing on the Effective Date and continuing on the first day of each and every calendar month thereafter during the Lease Term. In the event that the Effective Date shall occur on a day which is other than the first day of a calendar month, then the installment of Base Rent payable by Tenant on the Effective Date shall be an amount equal to the product which is obtained when (a) the per diem amount of Base Rent which Tenant is obligated to pay to Landlord hereunder during the first (1st) Lease Year is multiplied by (b) the number of days which elapse during the period from (and including) the Effective Date to (but excluding) the first day of the calendar month next succeeding the month in which the Effective Date occurs.
(D)    Base Rent Credit. In consideration of the transactions relating to the JUMP Facility and the execution and delivery of the JUMP Lease, commencing on January 1, 2014, and continuing each month thereafter for a total of one hundred fifty six (156) consecutive calendar months (inclusive of the month of January, 2014), the then-applicable monthly installment of annual Base Rent under this Lease Agreement shall be reduced by an amount equal to $17,666.67 (the “Base Rent Credit”); provided, that the Base Rent Credit shall terminate immediately and prospectively as of the effective date of a termination of the JUMP Lease pursuant to the exercise by the tenant thereunder of its early termination option under Section 3.05(b) of the JUMP Lease.
7.02. Base Rent Adjustments Resulting From Changes in Air Park Occupancy. Landlord and Tenant recognize that Base Rent hereunder constitutes what is commonly referred to as “gross rent” which includes a component representing Landlord’s recovery of expenses relating to the operation, maintenance and repair of the areas of the Air Park that are not included in the Premises. As of the Effective Date, such annual Air Park operating expenses amount to $1,424,096 (which amount of $1,424,096, as hereafter adjusted in the same manner and at the same times as Base Rent is adjusted as provided in Section 7.01 of this Lease Agreement, is herein referred to as the “Expense Component”). As occupancy of the Air Park changes from time to time during the Term, Landlord and Tenant have agreed to adjust Base Rent in the manner provided in this Section 7.02, to reflect a reallocation of the Expense Component among the Air Park tenants. Accordingly, Landlord and Tenant hereby agree as follows:
(A)    Increases in Occupancy. In the event that a new tenant leases space in the Air Park (or a then-existing tenant leases additional space in the Air Park), then, effective as of the date that such new or then-existing tenant commences the payment of rent for such newly-leased space, Base Rent hereunder shall be reduced by an amount equal to the product of the Expense Component and a fraction, the numerator of which is the number of newly-leased square feet and the denominator of which is the total number of square feet of then-leasable space in the Air Park. As of the Effective Date, the parties hereby agree that the Air Park includes 1,900,967 square feet of leasable space.
(B)    Decreases in Occupancy. In the event that Base Rent is reduced in accordance with Section 7.02(A) and one or more tenants subsequently vacate space in the Air Park, resulting in the Landlord’s gross revenues arising from its ownership and operation of the Air Park being less than its total expenses incurred therefrom for the same period (an “Operating Deficit”), then, upon the request of Landlord, Landlord and Tenant shall negotiate in good faith with respect to an increase in the Base Rent to the extent required in order to alleviate such Operating Deficit, with the understanding that any resulting increase shall not result in the Base Rent exceeding that amount which it otherwise would have been in the absence of prior reductions in accordance with Section 7.02(A). In the event that Base Rent is increased in accordance with this Section 7.02(B) and, thereafter, Landlord’s gross revenues arising from its ownership and operation of the Air Park begin to exceed its total expenses incurred therefrom for the same period due to a reduction in such expenses, then Landlord shall promptly notify Tenant thereof and the Base Rent shall be reduced on an equitable basis, with the understanding that any resulting decrease shall not result in the Base Rent being lower than that amount which it otherwise would have been in the absence of the prior increase agreed upon in accordance with this Section 7.02(B). In conjunction with the negotiations between the parties in accordance with this Section 7.02(B), Landlord shall make available to Tenant upon request supporting documentation relating to such Operating Deficit and any such other information relating to the Operating Deficit as Tenant may reasonably request. Any increase or subsequent decrease in the

Base Rent, as well as the effective dates thereof, in accordance with this Section 7.02(B) shall be documented in writing and signed by both parties.
(C)    JUMP Lease. Notwithstanding anything contained herein to the contrary, the foregoing Base Rent adjustment provisions shall not be triggered by or as a consequence of the execution and delivery of the JUMP Lease by Landlord and the affiliate of Tenant.
Monthly installments of Base Rent payable under this Lease Agreement shall be prorated, as appropriate, for the month during which any adjustment to Base Rent under this Section 7.02 occurs.
7.03. Late Payments. If Tenant is delinquent in any monthly installment of Base Rent or any other sums due hereunder for more than ten (10) days after such installment or sum is due, Tenant shall pay to Landlord a late charge equal to five percent (5%) of such delinquent sum. Landlord and Tenant hereby agree that any such late charge represents a fair and reasonable estimate of the costs which Landlord will incur by reason of late payment by Tenant. The provision for such late charge shall be in addition to all of Landlord’s other rights and remedies hereunder or at law and shall not be construed as a penalty or as limiting Landlord’s remedies in any manner.

ARTICLE 8
Taxes, Assessments, Utilities

8.01. Taxes and Assessments. Tenant shall be responsible for and shall pay, when due, all intangible, personal, sales and personal property taxes in connection with the Fixtures and/or any other property or fixtures now or hereafter situated at the Premises and owned by Tenant. Landlord will pay all real property taxes and assessments due in connection with the Air Park, including the Premises. Tenant shall have no right to initiate any protest regarding real property taxes or assessments in connection with all or any part of the Air Park.

8.02. Utilities. Tenant shall pay for all water, gas, electricity, heat, light, power, telephone, sewer, sprinkler services, refuse and trash collection, and other utilities and services pertaining to the Premises, including all maintenance charges for utilities used on or at the Premises, and any storm sewer charges or other similar charges for utilities imposed by any governmental entity or utility provider pertaining to the Premises. Tenant shall, at Tenant’s expense, endeavor in good faith to cause any of said services to be separately metered and charged directly to Tenant by the provider, if and as reasonably practical to do so and without undue expense to either party. Tenant and Landlord each shall pay their respective shares of all charges for jointly metered utilities based upon respective consumption, as reasonably and jointly determined by Landlord and Tenant. Neither Landlord nor Tenant shall be liable to the other for any interruption or failure of utilities or any other service to the Premises or the Air Park, respectively, and no such interruption or failure shall result in the abatement of rent hereunder or otherwise permit Tenant to terminate this Lease Agreement.

ARTICLE 9
Security Deposit

Tenant shall deposit with Landlord on the date hereof a security deposit in the amount of Fifty Thousand Dollars ($50,000.00) (the “Security Deposit”), which shall be held by Landlord as security for the prompt, full and faithful performance by Tenant of the terms and provisions of this Lease Agreement. If Tenant commits a default, Landlord may use or apply the whole or any part of the Security Deposit for the payment of Tenant’s obligations hereunder. The use or application of the Security Deposit shall not prevent Landlord from exercising any other right or remedy available to Landlord and shall not be construed as liquidated damages. If the Security Deposit is reduced by such use or application, Tenant shall deposit with Landlord within ten (10) days after written notice, an amount sufficient to restore the full amount of the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from Landlord’s general funds or pay interest on the Security Deposit. Any remaining portion of the Security Deposit shall be returned to Tenant after Tenant has vacated the Premises in full compliance with the terms of this Lease Agreement.

ARTICLE 10
Environmental Requirements

10.01. General. Other than in compliance with applicable Environmental Laws (as defined herein), Tenant shall not: (a) permit, cause or suffer any Hazardous Material (as defined herein) to be used, generated, manufactured, produced, stored, brought upon, managed or Released (as defined herein) in, on, under or from the Premises or the Common Use Facilities, or (b) store or use, or permit the storage or use of, any Hazardous Material in or about the Premises or the Common Use Facilities. In operating its business on the Premises and in the Common Use Facilities, Tenant shall comply with all applicable Environmental Laws and will obtain, comply with, and properly maintain all permits and licenses or applications required by Environmental Laws for its operations.

10.02. Terms. For the purposes of this Lease Agreement:

(A)    “Environmental Laws” means any one or all of the following as the same are amended from time to time: the Comprehensive Environmental Response, Compensation, and Liability Act; the Resource Conservation and Recovery Act; the Toxic Substances Control Act; the Federal Water Pollution Control Act; the Federal Hazardous Materials Transportation Act; the Safe Drinking Water Act; the Clean Water Act; the Clean Air Act; any other laws (whether enacted by local, state, federal or other governmental authorities) now in effect or hereinafter enacted that deal with the regulation or protection of the environment, including the ambient air, ground water, surface water, and land use, including sub-strata land; and any regulations promulgated in connection with or under any of the foregoing.

(B)    “Hazardous Material” shall mean all substances, materials, wastes, pollutants or contaminants that are, or that become, regulated under or classified as hazardous or toxic under any applicable Environmental Laws and all petroleum products, including, without limitation, gasoline, kerosene, diesel fuel, airplane fuel and like substances.

(C)    “Release” and “Released” shall mean any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing, or dumping of any Hazardous Material into the environment.

10.03. Indemnity.

(A)Tenant shall indemnify, defend, and hold Landlord and its officers, directors, agents and employees (together, the “Indemnified Parties”), harmless from and against any and all manner of losses, claims, demands, actions, suits, damages (including, without limitation, punitive damages), fines, penalties, administrative and judicial proceedings, judgments, settlements, expenses (including, without limitation, reasonable consultant fees, attorneys’ fees, or expert fees) and/or costs (collectively, the “Indemnified Exposures”) which are brought or recoverable against, or suffered or incurred by, Landlord or the Indemnified Parties as a result of (i) Tenant’s failure to comply with the provisions of this Article 10, (ii) the Release by Tenant or any Person acting through or on behalf of Tenant of any Hazardous Materials in, on, under, or from the Premises or the Common Use Facilities during the Lease Term and/or during the ABX Prior Possession Period for which remediation is required under applicable Environmental Laws and (iii) any noncompliance with Environmental Laws caused by Tenant or ABX within the Air Park during the Lease Term or during the ABX Prior Possession Period, regardless of whether Tenant had knowledge of any of the foregoing.
(B)Without limiting the foregoing, if any condition covered by Tenant’s indemnification obligations set forth in Section 10.03(A) occurs (each an “Environmental Indemnification Condition”), then (a) Tenant shall, at its sole cost and expense, promptly take all actions as are reasonably necessary to return the Premises or the Common Use Facilities, as the case may be, or any improvements thereon (and the Air Park, to the extent applicable) in all material respects to the condition required by applicable Environmental Laws; provided, that Landlord’s approval of such actions shall first be obtained, which approval shall not be unreasonably withheld, conditioned or delayed; and (b) if, due to a Release of Hazardous Materials by Tenant or any Person acting through or on behalf of Tenant during the Lease Term or during the ABX Prior Possession Period, a governmental authority determines that site investigation, site assessment and/or a cleanup plan must be prepared or that a cleanup should be undertaken on or surrounding the Premises or the Common Use Facilities or in any improvements thereon due to any such Release by Tenant or any Person acting through or on behalf of Tenant, then, subject to the terms of this Article 10, Tenant shall, at its sole cost and expense, prepare and submit the required plans and financial assurances, and carry out the approved plans; provided that, Tenant shall have the right to participate with Landlord in all discussions and communications with such governmental authority with respect to such matters and the right to contest in good faith and with diligence any such determination by such governmental authority, and to assert claims against any third party. Anything contained in this Agreement to the contrary notwithstanding, Tenant shall have no responsibility or liability under this Agreement for cleanup or any other action relating to a Release of Hazardous materials in, on or under, or from the Premises or the Common Use Facilities occurring prior to the ABX Prior Possession Period.
(C)The following terms shall apply to any and all Indemnified Exposures claims made by Landlord against Tenant relating to any Environmental Indemnification Condition under this Lease Agreement:

(i)
Prior to asserting any such Indemnified Exposures claim against Tenant, Landlord shall provide to Tenant: (a) prompt, written notice of such Indemnified Exposures claim with sufficient detail so as to permit Tenant to understand the nature of such claim, and (b) if curable, a reasonable opportunity for Tenant to cure the same by causing action to be taken to remedy or otherwise address the Environmental Indemnification Condition (and/or the consequences thereof, including, without limitation, fines or penalties) which gives rise to such Indemnified Exposures claim.

(ii)
Landlord’s claims relating to Indemnified Exposures shall be limited to Indemnified Exposures arising out of or relating to any one or all of the following: (a) any claims, actions, suits, proceedings or demands instituted or asserted by a third party, including, without limitation, by a governmental authority having jurisdiction; (b) one or more Environmental Indemnification Conditions that materially interfere with any bona fide then-existing use or reasonably anticipated use of the Premises and/or the Air Park by Landlord or its employees, agents, tenants or invitees; (c) one or more Environmental Indemnification Conditions that reasonably do or could adversely affect the health, safety or welfare of the public or any user of or invitee at the Air Park taking into account any applicable standards for such health, safety and public welfare considerations included in the applicable Environmental Laws; or (d) one or more Environmental Indemnification Conditions which Landlord is required by applicable Environmental Laws to address; and

(iii)	Landlord’s claims relating to remediation of an Indemnified Environmental Condition shall be limited to those costs reasonably necessary to attain Ohio EPA Voluntary Action Program standards applicable to the current “Land Use and Activities” category for the Premises and/or the affected Common Use Facilities, as the case may be, as that term is defined in Ohio Administrative Code 3745-300-08(C)(2)(c)(iii)(March 1, 2009 edition), with no use of groundwater for any purpose other than monitoring and no use of subsurface structures for human occupancy, and not for any other more superior uses or more stringent standards.
(D)The indemnification and hold harmless obligations of Tenant under this Section 10.03 shall survive any expiration or termination of this Lease Agreement, any renewal, expansion or amendment of this Lease Agreement and/or the execution and delivery of any new lease with Tenant covering all or any portion of the Premises or the Air Park. The term “Indemnified Exposures” shall include, without limitation, necessary costs incurred in connection with any investigation of on-site conditions or off-site conditions directly relating to Releases of Hazardous Materials by Tenant or its permitted sublessees from the Premises or the Common Use Facilities or any necessary cleanup, remediation, removal or restoration work required by an Environmental Law because of any matter covered by Tenant’s indemnification under this Section 10.03.

10.04. Reporting. Tenant, at Tenant’s own cost and expense, shall make all submissions to, provide all information to, and comply with all applicable requirements of the appropriate governmental authorities as required of Tenant under applicable Environmental Laws. At no cost or expense to Landlord, Tenant shall promptly provide information reasonably requested by Landlord that is in Tenant’s possession or subject to its control to (a) determine the applicability of the Environmental Laws to the Premises or operations conducted thereon, or (b) respond to any governmental inquiry or investigation or to respond to any claim of liability by third parties which is related to environmental conditions in connection with the Premises.

Tenant shall promptly notify Landlord of any of the following: (a) any correspondence or communication from any governmental authority regarding the application of Environmental Laws to the Premises or Tenant’s operations on the Premises or at the Air Park, (b) any change in Tenant’s operations on the Premises or at the Air Park that will change Landlord’s obligations or could increase or reasonably be expected to increase Tenant’s or Landlord’s obligations or liabilities under Environmental Laws and (c) any incidents occurring in or at the Premises and/or any other areas within the Air Park regarding Hazardous Material, including, without limitation, any Release of Hazardous Material. At any time Tenant submits any filing or required documentation pertaining to investigations or violations relative to Hazardous Materials situated in or on or Released from the Premises or the Common Use Facilities to any governmental authority (other than the Internal Revenue Service), including, by way of example but not in limitation, the FAA, the Environmental Protection Agency or any similar State of Ohio agency or department, Tenant shall provide duplicate copies of the filing(s) made, along with any related documents, to Landlord.

At Landlord’s request upon or promptly after expiration, termination or cessation of this Lease Agreement for any reason, Tenant shall make available to Landlord, at Landlord’s expense, for copying all environmental inspections, reports or other documentation related to compliance with, or activity related to compliance with, Environmental Laws at or about the Premises or the Common Use Facilities.

10.05. Landlord Assessments. In accordance with the provisions of Article 21 hereof, Landlord shall have such access to, and a right to perform such inspections and tests of, the Premises as it may reasonably require to determine compliance with Environmental Laws and Tenant’s obligations hereunder. Such inspections and tests shall be conducted at Landlord’s expense, unless such inspections or tests document, that Tenant has violated any Environmental Laws and/or the terms of this Lease Agreement, in which case Tenant shall, upon demand, reimburse Landlord for the reasonable cost of such inspection and tests documenting Tenant’s non-compliance. At the expiration or earlier termination of this Lease Agreement, Landlord shall have the right, at its option and at Landlord’s sole cost and expense, to undertake an environmental assessment of the Premises. Landlord and Tenant agree that Landlord’s receipt of or satisfaction with any environmental assessment in no way waives any rights that Landlord holds against Tenant or any defenses that Tenant holds against Landlord.

10.06. Related Tenant Obligations. As soon as reasonably practicable after the Effective Date: (A) Tenant, at its sole cost and expense, shall cease to use and shall mechanically plug (or reroute to the sanitary sewer if proper governmental approvals are obtained and maintained at no expense to Landlord) all indoor floor drains within the Premises that currently do or could discharge directly or indirectly to the storm sewer system at the Air Park; (B) Landlord and Tenant shall work cooperatively to effect, if and as reasonably practical to do so and without undue expense to either party, possible changes to the current City of Wilmington WWTP Permit No. 1015-09 for sanitary sewage discharges, including, without limitation, to establish procedures and protocols to separately measure, and/or to obtain a separate permit for, discharges by Tenant into the City of Wilmington sanitary sewer system; and (C) Landlord and Tenant shall work collaboratively to determine the necessity and/or appropriateness of Tenant obtaining its own Industrial Activities Stormwater Permit from Ohio EPA relating to Tenant’s activities in or on the Premises and/or the Common Use Facilities.

ARTICLE 11
General Indemnification
11.01. General Indemnification Obligations. To the fullest extent permitted by law, and in addition to and not in limitation of any other indemnification provisions set forth in this Lease Agreement, but subject to the provisions of Section 12.03 hereof, Tenant shall indemnify, defend and hold harmless Landlord from and against: (i) any loss, liability, or damage suffered or incurred by Landlord arising from or in connection with (a) Tenant’s use or occupancy of the Premises and/or Tenant’s performance of its responsibilities under this Lease Agreement (other than losses, liabilities or damages that actually are covered by the insurance policies described in Section 12.02 hereof), or (b) the non-performance of the terms of this Lease Agreement to be performed by Tenant; (ii) any loss, liability, or damage suffered or incurred by

Landlord on account of injury to Person or property or from loss of life sustained in, on, or about the Premises or the Air Park resulting from the willful misconduct or negligent act or omission of Tenant or of its employees or from any act or omission of Tenant or of its employees that violates applicable laws; and (iii) all actions, suits, proceedings, demands, assessments, judgments, costs and expenses (including reasonable attorney’s fees) directly relating to the foregoing. In the event that a claim for indemnification results from or arises out of a circumstance described in Section 10.03 and such claim could also be asserted under this Article 11, then such claim shall be brought under, and be subject to the conditions of, Section 10.03.
11.02. Claims Procedures. In the event that any claim is asserted, or any action or proceeding is instituted, against Landlord by reason of any event or occurrence in respect of which Tenant is to provide indemnity as provided in Section 11.01 of this Lease Agreement:
(A)    Tenant shall, if requested in writing by Landlord, cause such claim, action or proceeding to be resisted, defended and resolved, at the Tenant’s sole cost and expense, and by legal counsel to be approved by Landlord, which approval shall not be unreasonably withheld or delayed; or
(B)    In the event that Tenant shall fail to engage legal counsel within thirty(30) days after the written request contemplated by clause (A) above, Landlord may cause such claim, action or proceeding to be resisted and defended by legal counsel designated by Landlord, in which event Tenant shall reimburse Landlord, upon demand made from time to time, for the costs thereby incurred by Landlord (including the reasonable fees of attorneys, paralegals, experts, court reporters and others) and actual amounts paid to resolve any such claim, action or proceeding.
ARTICLE 12
Insurance
12.01. Tenant’s Insurance. Tenant shall obtain and maintain in full force and effect throughout the Lease Term, at Tenant’s expense, the following insurance:
(A)    Commercial general liability (CGL) and, if necessary, commercial umbrella insurance, with liability limits of not less than Five Million Dollars ($5,000,000) combined single limit coverage. If such CGL insurance contains a general aggregate limit, it shall apply separately to the Premises. Such CGL insurance shall be provided pursuant to a stand-alone policy or as part of a commercial aviation liability policy and shall cover liability on an occurrence basis arising from premises, operations, independent contractors, products-completed operations, personal and advertising injury and liability assumed under an insured contract.
(B)    Automobile Liability insurance with liability limits of not less than Five Million Dollars ($5,000,000) combined single limit per accident (without annual aggregate) for bodily injury and property damage. Defense costs shall apply in addition to the limit of liability. Coverage shall include contractual liability and shall apply to owned, leased, hired and non-owned autos, both on and off the Air Park.

(C)    Statutory workers’ compensation coverage as required by the State of Ohio and employer’s liability with limits of not less than One Million Dollars ($1,000,000) bodily injury by accident, One Million Dollars ($1,000,000) bodily injury by disease, and One Million Dollars ($1,000,000) bodily injury by disease, each employee.
(D)    Commercial property insurance covering the Fixtures. Such insurance shall cover the perils covered under the ISO special causes of loss form (CP 10 30) and shall cover the replacement cost of the property insured.
Tenant shall cause Landlord to be identified, by endorsement, as an additional insured in connection with any and all insurance policies (other than the commercial property insurance policy, workers’ compensation policies, and employer’s liability policies) provided for under this Lease Agreement and, upon Landlord’s request, shall deliver or cause to be delivered to Landlord evidence of said insurance coverages in the form of appropriate certificates of insurance and endorsements to the underlying policies. Such policies and certificates of insurance shall provide that Landlord will be notified in writing at least thirty (30) days prior to the cancellation, material change or non-renewal of any such insurance policy.
12.02. Landlord’s Insurance. Landlord shall obtain and maintain in full force and effect throughout the Lease Term, at Landlord’s expense (except as herein provided), commercial property insurance covering the Air Park, including the Buildings. Such insurance shall cover the perils covered under the ISO special causes of loss form (CP 10 30) and, as to Buildings in which the Premises are situated, shall cover the replacement cost of the Buildings insured. Tenant shall reimburse Landlord for its proportionate share of the premiums paid by Landlord for the commercial property insurance covering the Building(s) in which the Premises are located, such proportionate share to be determined on a Building-by-Building basis and to be equal to the product of (i) the amount of the premium paid by Landlord in connection with the pertinent insured Building and (ii) a fraction, the numerator of which is the number of square feet of leasable space occupied by Tenant under this Lease Agreement in the pertinent insured Building and the denominator of which is the total number of square feet of leasable space contained in the pertinent insured Building. Such reimbursement shall be made not later than fifteen (15) days following a written request therefor from Landlord accompanied by evidence of payment of such premium and a calculation of the amount of the requested reimbursement.
12.03. Waiver of Subrogation. Landlord and Tenant hereby waive recovery of damages against each other for loss or damage to their property to the extent the same is or could be covered by the commercial property insurance required in Sections 12.01 and 12.02 above. Because the provisions of this Section 12.03 preclude the assignment of any claim mentioned herein, by way of subrogation or otherwise, to an insurance company or any other person, each party to this Lease Agreement shall give to each insurance company which has issued to it one or more policies of commercial property insurance notice of the terms of the mutual releases contained in this Section 12.03, and have such insurance policies properly endorsed, if necessary, to prevent the invalidation of insurance coverages by reason of these mutual releases.
ARTICLE 13
Maintenance and Repair; Alterations; Signage

13.01. Maintenance and Operation. Tenant shall, at its sole cost and expense, cause the Premises at all times during the Lease Term to be operated, maintained and repaired in good condition and repair and in compliance with all present and future laws, codes, rules, orders, ordinances, regulations, statutes and requirements of any federal, state, county, or other governmental entity having jurisdiction, including, without limitation, the Americans with Disabilities Act of 1990. Tenant shall not use, permit or suffer the use of the Premises, the Common Use Facilities or any part of either of them, for any unlawful purpose or for any dangerous or noxious trade or business, or in violation of any occupancy permit issued in respect thereof. Tenant shall not commit, suffer or permit waste in or to the Premises or the Common Use Facilities.

13.02. Alterations. Tenant shall not make any alterations, improvements or additions to the Premises, unless and until Tenant has received Landlord’s prior written consent and approval of the complete plans and specifications therefor, which consent and approval shall not be unreasonably withheld, conditioned or delayed by Landlord. All such alterations, improvements or additions shall be performed in all material respects in accordance with the approved plans and specifications.

13.03. Signage. Tenant may, at its own expense, maintain the signage which exists on the Premises on the Effective Date. Tenant shall not make any modifications to any signs or install any new or additional signs unless and until Tenant has received Landlord’s prior written consent and approval of the complete plans and specifications therefor, which consent and approval shall not be unreasonably withheld, conditioned or delayed by Landlord. All such signage shall be constructed and displayed in all material respects in accordance with the approved plans and specifications and in compliance with local, state and federal laws, ordinances and regulations.

ARTICLE 14
Casualty Damage

14.01. Landlord Election. In the event that any portion of the Premises is damaged or destroyed by fire or any other casualty (“Casualty Damage”), Landlord may elect, at its option, by written notice to Tenant given within sixty (60) days after the occurrence of the Casualty Damage: (a) to repair and restore the Premises (but not any of the Fixtures); (b) to effect a Partial Termination (as defined herein); or (c) to terminate this Lease Agreement. Notwithstanding the foregoing, in the event that Casualty Damage occurs to the Premises that is covered by the commercial property insurance to be obtained and maintained by Landlord pursuant to Section 12.02 hereof, then Tenant, at Tenant’s option exercised by written notice to Landlord given within the earlier to occur of (i) sixty (60) days after the occurrence of the Casualty Damage or (ii) ten (10) days following Tenant’s receipt of Landlord’s election not to repair and restore the Premises pursuant to Section 14.01(b) or (c) hereof, Landlord shall be obligated to repair and restore the Premises (but not any of the Fixtures), in which case, any election by Landlord not to repair and restore the Premises pursuant to Section 14.01(b) or (c) hereof shall be deemed to have been overridden and Landlord shall be deemed to have elected to repair and restore the Premises pursuant to Section 14.01(a) hereof (the “Tenant Override Option”). In the event that Tenant exercises the Tenant Override Option and the costs of such repair and restoration to the Premises shall exceed $1,000,000.00, then no termination of this Lease Agreement by Tenant pursuant to Section 24.15 hereof shall be effective until the date that is at least one (1) year from the date of completion of said repair and restoration of the Premises.

14.02. Restoration. In the event Landlord shall elect (or shall be deemed to have elected pursuant to the Tenant Override Option) to repair and restore the Premises under Section 14.01(a) hereof, then (a) Landlord shall promptly commence repair and restoration of the Premises to the condition the Premises were in immediately prior to the Casualty Damage and diligently pursue such repair and restoration to completion and (b) this Lease Agreement shall continue in full force and effect; provided, that Base Rent shall temporarily abate from the date of the Casualty Damage through the completion by Landlord of the repair or restoration of the Premises in order to reflect the portion of the Premises rendered temporarily unusable by the Casualty Damage and shall be determined by multiplying the annual Base Rent then in effect by a fraction, the numerator of which shall be the number of square feet in the Premises which remain usable by Tenant during such repair and restoration and the denominator of which shall be 518,434.

14.03. Partial Termination. If any Casualty Damage results in the destruction of one or more of the Buildings but not all of the Premises, Landlord may elect pursuant to Section 14.01(b) to terminate this Lease Agreement only with respect to the portion of the Premises which was materially affected by such Casualty Damage and maintain this Lease Agreement in full force and effect with respect to the portion of the Premises not materially affected by the Casualty Damage (a “Partial Termination”). In the event of a Partial Termination, annual Base Rent shall be permanently reduced to reflect the reduced area of the Premises and shall be determined by multiplying the annual Base Rent then in effect by a fraction, the numerator of which shall be the number of square feet contained in the Premises after such Partial Termination and the denominator of which shall be 518,434.

14.04. Tenant Election Upon Substantial Damage. If Landlord has elected to repair and restore the Premises under Section 14.01(a) or to cause a Partial Termination under Section 14.01(b) (a “Continuation Election”), but Casualty Damage is so extensive so as to result in a permanent substantial adverse impact upon Tenant’s business conducted on or from the Premises, Tenant may elect to terminate this Lease Agreement upon written notice to Landlord together with documentation which clearly demonstrates the basis for the Tenant’s election to terminate, which notice and supporting documentation shall be given, if at all, within twenty (20) days following receipt of the Continuation Election.

14.05. Total Termination. In the event this Lease Agreement is properly terminated in accordance with Section 14.01(c) or Section 14.04 of this Lease Agreement, this Lease Agreement and all rights and obligations hereunder shall terminate effective as of the thirtieth (30th) day after the party electing to terminate this Lease Agreement has provided notice of such election to the other party. All Base Rent and other sums required to be paid by Tenant hereunder shall be apportioned and paid as of the effective date of such termination.

ARTICLE 15
Condemnation

15.01. Total Condemnation. If all of the Premises are taken by any condemning authority under the power of eminent domain or otherwise, or by any purchase or other acquisition in lieu of eminent domain or otherwise (a “Total Take”), or if Tenant has the right to and does terminate this Lease Agreement in accordance with Section 15.02(A)(i) below, then this Lease Agreement and the Lease Term shall terminate as of the date when possession of the Premises is required by the condemning authority, and all Base Rent and other sums required to be paid by Tenant hereunder shall be apportioned and paid to the date of such taking.

15.02. Partial Condemnation.

(A)    In the event that only a portion of the Premises is taken or condemned by any condemning authority, Landlord shall immediately send written notice thereof to Tenant. If said portion of the Premises so taken or condemned constitutes a “substantial portion of the Premises” as defined in Section 15.02 (C) below, then Tenant shall have the right to elect, by written notice to Landlord within twenty (20) days after receipt from Landlord of the aforesaid notice of condemnation, either: (i) to terminate this Lease Agreement as of the date of the taking of possession by the condemning authority, in which event the Base Rent and all other charges shall be apportioned and paid to the date of the taking, or (ii) to terminate this Lease Agreement only with respect to the portion of the Premises taken by such condemning authority and otherwise to continue this Lease Agreement in full force and effect. In the event that any such taking or condemnation involves less than a “substantial portion of the Premises”, or if it does involve a “substantial portion of the Premises” but Tenant makes the election set forth in clause 15.02(A)(ii) above, then Base Rent will be reduced to reflect the reduced area of the Premises and will be determined by multiplying the annual Base Rent then in effect by a fraction, the numerator of which shall be the number of square feet contained in the Premises after the taking and the denominator of which shall be 518,434 and such reduced Base Rent will become effective upon the date of such taking.

(B)    If this Lease Agreement is not terminated as set forth in Section 15.01 or 15.02(A)(i) hereof, then the award or payment for the taking shall be paid to and used by Landlord to restore, with reasonable dispatch, the portion of the Premises remaining, after the taking, to substantially the same condition and tenantability as existed immediately preceding the taking.

(C)    A “substantial portion of the Premises” shall be deemed to have been condemned if such condemnation relates to a portion of the Premises the absence of which would reasonably result in a permanent substantial adverse impact upon Tenant’s business conducted on or from the Premises.

(D)    Termination of this Lease Agreement because of condemnation shall be without prejudice to the rights of either Landlord or Tenant to recover from the condemning authority compensation and damages for the injury and loss sustained by them as a result of the taking. Landlord shall have the right to recover from the condemning authority compensation and damages for the injury and loss sustained by Landlord as a result of the taking of the Premises, including land and any improvements. Tenant shall have the right to make an independent claim against the condemning authority for the Fixtures, interruption or dislocation of business in the Premises, loss of good will, and for moving expenses as long as such claim by Tenant does not reduce the amount payable to Landlord.

ARTICLE 16
Assignment and Subletting

16.01. Assignment. Tenant shall not assign this Lease Agreement or its rights in or to the Premises or the Common Use Facilities, or permit the assumption of all or any part of the obligations of Tenant under this Lease Agreement, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed by Landlord. Notwithstanding any such consent, and unless otherwise agreed in the pertinent assignment documentation, Tenant will remain jointly and severally liable (along with any approved assignee), and Landlord shall be permitted to enforce the provisions of this Lease Agreement directly against Tenant and/or any assignee without being required to proceed in any way against the other. For purposes of this Section 16.01, (a) an assignment shall mean the direct or indirect sale, conveyance, mortgage, hypothecation, pledge, transfer or assignment of this Lease Agreement by Tenant, or the assumption of Tenant’s obligations hereunder, to or by any Persons, but shall not include (i) any security interest granted by Tenant in this Lease Agreement as required by the terms of any credit facility of Tenant and/or its Affiliates, or (ii) an assignment of Tenant's rights under this Agreement to a successor or parent corporation in connection with any sale of substantially all of the assets or stock of Tenant, whether via merger or otherwise and (b) a “merger” refers to any merger in which Tenant participates, regardless of whether it is the surviving or disappearing entity.

16.02. Subletting.     Tenant shall not sublease all or any part of the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed by Landlord. For purposes of this Lease Agreement, a “sublease” shall include subleases, licenses, concessions, and all other possessory arrangements entered into by Tenant in respect of the Premises. If Landlord consents to a sublease, no such subletting shall release or relieve Tenant from any of its obligations under this Lease Agreement. Notwithstanding the foregoing, the following shall be deemed to have been consented to by Landlord as sublessees: (a) the Affiliates of Tenant which are identified on Exhibit E, attached hereto and fully incorporated herein, occupying those pertinent portions of the Premises as identified on said Exhibit E, and (b) any relocation, from time to time and within the defined boundaries of the Premises, of the physical offices or work stations of administrative employees of Tenant or the Affiliates of Tenant identified on Exhibit E, as amended from time to time (a “Permitted Space Adjustment”). For the avoidance of doubt, a Permitted Space Adjustment shall not include a relocation of employees of Tenant or the aforesaid Affiliates of Tenant if such relocation causes any portion of the Premises that houses administrative offices prior to any such relocation to be used for non-administrative offices.

ARTICLE 17
Conveyance or Encumbrancing by Landlord

17.01. Conveyances. Landlord shall have the unrestricted right to sell, assign, convey or transfer to any Person all or any part of its right, title or interest in or to the Premises; subject, however, to this Lease Agreement. In the event of a sale or transfer of the Premises, Landlord (or, in the case of a subsequent transfer, the transferor) shall, after the date of such transfer, be automatically released from all further liability for the performance or observance of any term, condition, covenant or obligation required to be performed or observed by Landlord hereunder, and the transferee shall be deemed to have assumed all of such terms, conditions, covenants and obligations, it being intended hereby that such terms, conditions, covenants and obligations shall be binding upon Landlord, its successors and assigns, only during and in respect of their successive periods of ownership during the Lease Term. Upon Tenant’s request, Landlord shall deliver to Tenant copies of the recorded deed and any lease assignment executed and delivered by Landlord in connection with any such conveyance by Landlord.

17.02. Subordination and Attornment. This Lease Agreement and Tenant’s interest and rights hereunder are and shall be subject and subordinate at all times to the lien of any mortgage of Landlord’s right, title and interest in and to the Premises (a “Fee Mortgage”), now existing or hereafter created on or against the Air Park or the Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, without the necessity of any further instrument or act on the part of Tenant. Tenant agrees, at the election of the holder of any such Fee Mortgage (a “Fee Mortgagee”), to attorn to any such holder, provided that the Fee Mortgagee agrees to not disturb the possession, use or enjoyment of the Premises by Tenant, or disaffirm this Lease Agreement, so long as Tenant shall fully perform its obligations under this Lease Agreement. Tenant agrees to execute, acknowledge and deliver, within ten (10) days following Landlord’s request therefor, such commercially reasonable instruments confirming such subordination and attornment as shall be requested by any Fee Mortgagee. Notwithstanding the foregoing, any Fee Mortgagee may at any time subordinate its Fee Mortgage to this Lease Agreement, without notice or Tenant’s consent, and thereupon this Lease Agreement shall be deemed prior to such Fee Mortgage without regard to their respective dates of execution, delivery or recording and in that event such Fee Mortgagee shall have the same rights with respect to this Lease Agreement as though this Lease Agreement had been executed prior to the execution, delivery and recording of such Fee Mortgage.

17.03. Notice and Cure Rights. If Tenant shall serve Landlord with any notice claiming a default or breach of this Lease Agreement by Landlord, Tenant shall serve a duplicate of said notice upon each Fee Mortgagee, provided that Tenant has received the name and address of such Fee Mortgagees. The Fee Mortgagees shall be permitted to correct or remedy the breach or default complained of within a reasonable time after the expiration of Landlord’s time to do so and with the same effect as if Landlord itself had done so.

ARTICLE 18
Default; Termination

18.01. Default by Tenant. Tenant shall create, and there shall exist, an event of default (herein called an “Event of Default”) under this Lease Agreement if:

(A)    Tenant shall fail to pay any installment of Base Rent required to be paid by Tenant within ten (10) days after the same shall become due for payment; or

(B)    Tenant shall fail in any material respect to perform or comply with any other obligation of Tenant under this Lease Agreement, and such failure is not performed or corrected within thirty (30) days after notice of such default from Landlord (or, if such failure is not capable of being performed or corrected within such thirty (30) day period, if Tenant shall not commence the correction of such default within thirty (30) days after notice of such default from Landlord and proceed with due diligence to complete such correction within a reasonable time, but in no event longer than ninety (90) days from the notice of such default); or

(C)    Tenant shall make a general assignment for the benefit of creditors, or if Tenant’s interest in the Premises is sold upon execution or other legal process; or

(D)    Tenant shall suffer a receiver to be appointed in any action or proceeding by or against Tenant, and such appointment is not stayed or discharged within sixty (60) days after the commencement thereof, or if Tenant is a debtor in any insolvency proceeding conducted pursuant to the laws of any state or of a political subdivision of any state and such proceeding is not stayed or discharged within sixty (60) days after the commencement thereof, or if Tenant shall be or become, either voluntarily or involuntarily, a debtor in any case commenced under the provisions of the U.S. Bankruptcy Code, as amended, and such case is not stayed or discharged within sixty (60) days after the commencement thereof.

18.02. Rights of Landlord upon Tenant’s Default. In the event that Tenant shall create or suffer an Event of Default under this Lease Agreement, in addition to the other rights and remedies available to Landlord hereunder, in equity or at law, Landlord, at its option, shall have the following remedies:

(A)Without cancelling or terminating this Lease Agreement or the Lease Term, Landlord shall have the right to repossess the Premises and terminate all rights of Tenant with respect to the Premises and the Common Use Facilities, to possess the Premises and the Fixtures and each and every part thereof and to expel Tenant therefrom and to endeavor to relet all or any part of the Premises from time to time for any unexpired part of the Lease Term. In the event of such repossession and reletting by Landlord, Landlord may collect the rents from any such reletting, applying the same first to the payment of reasonable expenses of such repossession and reletting (the “Reletting Expenses”, which shall include attorneys’ fees, brokerage fees, expenses for redecoration, alterations and other costs in connection with preparing the Premises for new tenants) and then as a credit against the Base Rent and additional charges due or to become due from Tenant under this Lease Agreement, with Tenant to pay to

Landlord each month following any such repossession by Landlord any deficiency between Base Rent and other sums due and payable hereunder by Tenant for such month and the amount of any rent (net of Reletting Expenses) collected by Landlord during such month from any reletting tenant. Except as expressly provided in this Section 18.02(A), neither such termination of the right of Tenant to occupy the Premises, nor such repossession and possession by Landlord, shall relieve Tenant from its obligations to pay Base Rent and all other amounts payable by Tenant under the terms of this Lease Agreement, and/or to perform and observe all of the obligations of Tenant under this Lease Agreement.
(B)Landlord shall have the right to cancel and terminate this Lease Agreement and the Lease Term at any time (including any time after Landlord has elected to terminate Tenant’s right of possession as provided in subsection 18.02(A) of this Lease Agreement), which termination shall not impair in any manner Landlord’s right to recover from Tenant any damages arising as a consequence of an Event of Default hereunder or such termination of this Lease Agreement; provided that, in no event shall Tenant be liable for consequential, indirect or punitive damages.

18.03. Landlord Right To Cure Tenant Defaults. If Tenant shall create or suffer an Event of Default under this Lease Agreement, Landlord may (but shall not be required to) cure such default on behalf of Tenant (without thereby waiving any of the rights otherwise afforded to Landlord under Article 18 of this Lease Agreement by reason of such default), and the amount of the reasonable cost to Landlord of curing any such default shall be paid by Tenant to Landlord on demand, together with interest thereon at a per annum rate equal to the “prime rate” of Bank of America (as such rate is announced or disclosed from time to time), plus four percent (4%) (the “Default Rate”), or at the maximum rate of interest permitted by law if less than the Default Rate, from the date or dates of payment thereof by Landlord.

ARTICLE 19
Surrender

Upon the exercise by Landlord of its right to obtain possession of the Premises upon the occurrence of an Event of Default hereunder, or upon the expiration or sooner termination of this Lease Agreement, Tenant shall (i) surrender the Premises to Landlord, with all improvements, parts and surfaces thereof clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted and (ii) appropriately effect, at Tenant’s sole cost and expense and in accordance with all applicable Environmental Laws, the closure of all Resource Conservation and Recovery Act (“RCRA”) storage areas in and on the Premises and/or the Common Use Facilities (and such other areas in and on the Premises and/or the Common Use Facilities which should have been designated and permitted as RCRA storage areas in accordance with applicable Environmental Laws) wherein Tenant or its Affiliates caused, suffered or permitted the storage of Hazardous Waste either prior to or during the Lease Term.

ARTICLE 20
Quiet Enjoyment

Landlord covenants with and warrants and represents to Tenant that, so long as no Event of Default occurs or exists hereunder, and except as otherwise expressly provided herein, Tenant shall, at all times during the Lease Term, peaceably and quietly have, hold, occupy and enjoy the Premises, without hindrance or molestation by Landlord or by any Person claiming rights through Landlord in respect of the Premises, other than rights created by Tenant.
ARTICLE 21
Inspection

Landlord and its duly authorized representatives may enter the Premises at all reasonable times, upon at least twenty-four (24) hours’ prior written notice to Tenant (or, in the event of an emergency, such notice as may be reasonable under the circumstances), to view and inspect the Premises and to inspect all repairs, additions and alterations or to perform any work which may be necessary by reason of Tenant’s default under the terms of this Lease Agreement; provided, that any such inspections shall not unreasonably interfere with the activities of Tenant or its agents or contractors in or on the Premises, nor cause or result in any damage to the Premises.

ARTICLE 22
Notices and Payments

22.01. Notices. Any notice or other communication required or permitted to be given to a party under this Lease Agreement shall be in writing and shall be given by one of the following methods to such party, at the address set forth at the end of this Section 22.01: (i) it may be sent by registered or certified United States (U.S.) mail, return receipt requested and postage prepaid, or (ii) it may be sent by ordinary U.S. mail or delivered in person or by courier, telecopier, fax transmission, electronic mail or any other means for transmitting a written communication. Any such notice shall be deemed to have been given as follows: (i) when sent by registered or certified U.S. mail, as of the second business day after it was mailed, and (ii) when sent or delivered by any other means, upon receipt, with written or electronic confirmation thereof. Either party may change its address for notice by giving written notice thereof to the other party. The address of each party for notice initially is as follows:

Landlord	Tenant
Clinton County Port Authority	Air Transport Services Group, Inc.
1113 Airport Road	145 Hunter Drive
Wilmington, OH 45177	Wilmington, OH 45177
Attn: Kevin J. Carver	Attn: Joseph C. Hete
Fax No.: (937) 366-5005	Fax No.: (937) 382-2452
E-Mail Address: kcarver@ccportauthority.com	E-Mail Address: Joe.Hete@atsginc.com

With copies to:	With copies to:
D. Scott Powell, Esq.	W. Joseph Payne, Esq., General Counsel
Vorys, Sater, Seymour and Pease LLP	Air Transport Services Group, Inc.
52 E. Gay Street	145 Hunter Drive
Columbus, OH 43216-1008	Wilmington, OH 45177
Fax No.: 614-719-4912	Fax No.: (937) 382-2452
E-Mail Address: dspowell@vorys.com	E-Mail Address: Joe.Payne@atsginc.com

22.02. Place of Payment; No Setoff. All Base Rent and other payments required to be made by Tenant to Landlord shall be delivered or mailed to Landlord at the address specified in Section 22.01 hereof, or any other address Landlord may specify from time to time by written notice given to Tenant, without notice or demand and without abatement, deduction or setoff of any amount whatsoever.

ARTICLE 23
Compliance with Laws

23.01. General Compliance. At all times during the Lease Term, Tenant shall, in respect of this Lease Agreement and its use and occupancy of the Premises, comply with all applicable federal, state and local laws, codes, ordinances, rules and regulations, and any other applicable requirements.

23.02. Incorporation of Provisions of Law. Each and every provision required by applicable federal, state or local laws, codes, ordinances, rules and regulations to be included in this Lease Agreement shall be deemed to be incorporated herein by reference and included in this Lease Agreement, and this Lease Agreement shall be read, construed and enforced as though each such provision were set forth herein.

ARTICLE 24
Miscellaneous Provisions

24.01. Brokers, Finders and Others. Landlord and Tenant each warrant and represent to the other that it has had no compensable dealings, negotiations, agreements, consultations or other transactions with any broker, finder, or other intermediary in respect of the Premises or this Lease Agreement, and that no Person is entitled to any brokerage fee, commission, or other payment in respect of this Lease Agreement, the transactions contemplated thereby and/or the Premises, arising from agreements, arrangements or undertakings made or effected by it with any third Persons.

24.02. Memorandum of Lease Agreement. This Lease Agreement shall not be filed in any public office or records. Landlord and Tenant shall, upon request by the other, execute and deliver a memorandum of lease or similar instrument reflecting such of the terms of this Lease Agreement as may be acceptable to the parties, which instrument shall be in a form recordable under the laws, regulations and customs of the State of Ohio and its political subdivisions, and which instrument shall be recorded in appropriate public offices.

24.03. Estoppel Certificates. Each party shall, within ten (10) days after written request from the other party, from time to time and at any time, complete, execute, acknowledge and deliver to the requesting party a written instrument, in a form prepared and presented by the requesting party and acceptable to the other party, certifying that this Lease Agreement is unmodified and in full force and effect (or if there have been modifications, that it is in full force and effect as modified and stating the modifications), and the dates to which Base Rent and other charges have been paid in advance, if any, and stating whether, to the knowledge of such party, the requesting party is in default in the performance of any obligation of such requesting party under this Lease Agreement, and, if so, specifying each such default of which such party has knowledge and certifying any other fact reasonably requested to be certified by the requesting party, it being intended that any such instrument may be delivered to and relied upon by any prospective purchaser of Landlord’s interest in the Premises and any prospective assignee of Tenant’s leasehold estate in the Premises, or any mortgagee or prospective mortgagee in respect thereof or any part thereof.

24.04. Successors and Assigns. Except as otherwise specifically provided herein, this Lease Agreement shall inure to the benefit of and be binding upon the respective successors and assigns (including successive, as well as immediate, successors and assigns) of Landlord and of Tenant.

24.05. Governing Law. This Lease Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

24.06. Remedies Cumulative. All rights and remedies of Landlord and of Tenant enumerated in this Lease Agreement shall be cumulative and, except as specifically contemplated otherwise by this Lease Agreement, none shall exclude any other right or remedy allowed at law or in equity, and said rights or remedies may be exercised and enforced concurrently. No waiver by Landlord or by Tenant of any covenant or condition of this Lease Agreement, to be kept or performed by any other party, shall constitute a waiver by the waiving party of any subsequent breach of such covenant or condition, or authorize the breach or nonobservance on any other occasion of the same or any other covenant or condition of this Lease Agreement.

24.07. Duplicate Originals. This Lease Agreement may be executed in one or more counterparts, each of which shall be deemed to be a duplicate original, but all of which, taken together, shall constitute a single instrument.

24.08. Article and Section Captions. The Article and Section captions contained in this Lease Agreement are included only for convenience of reference and do not define, limit, explain or modify this Lease Agreement or its interpretation, construction or meaning, and are in no way to be construed as a part of this Lease Agreement.

24.09. Severability. If any provision of this Lease Agreement or the application of any provision to any Person or any circumstance shall be determined to be invalid or unenforceable, then such determination shall not affect any other provision of this Lease Agreement or the application of said provision to any other Person or circumstance, all of which other provisions shall remain in full force and effect, and it is the intention of Landlord and of Tenant that if any provision of this Lease Agreement is susceptible of two or more constructions, one of which would render the provision valid and the other or others of which would render the provision invalid, then such provision shall have a meaning which renders it valid.

24.10. Amendments in Writing; Annexes. No officer, employee, or other servant or agent of Landlord or of Tenant is authorized to make any representation, warranty, or other promise not contained in this Lease Agreement in respect of the subject matter hereof. No amendment, change, termination or attempted waiver of any of the provisions of this Lease Agreement shall be binding upon Landlord or Tenant, unless in writing and signed by the party affected. Each of the annexes, exhibits or instruments attached hereto are hereby expressly incorporated herein by this reference.

24.11. No Third Party Beneficiaries. Except as otherwise expressly provided herein: (a) the provisions of this Lease Agreement are for the exclusive benefit of the parties hereto and are not for the benefit of any other Person, and (b) this Lease Agreement shall not be deemed to have conferred any rights, express or implied, upon any third Person.

24.12.    Security. Tenant acknowledges and agrees that Landlord is not providing any security services with respect to the Premises and that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other injury (including death) or damage suffered or incurred by Tenant or its employees or agents in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises. Tenant will cooperate with Landlord in connection with any security conducted by or on behalf of Landlord in connection with the Air Park.

24.13.    Miscellaneous Requirements.

In connection with its use and occupancy of the Premises, Tenant hereby agrees as follows:

(A)Tenant understands and agrees that nothing herein contained will be construed to grant or authorize the granting of an exclusive right to provide aeronautical services to the public as prohibited by 49 USC 40103(e), as amended, and Landlord reserves the right to grant to others the privilege and right of conducting any one or all activities of an aeronautical nature;
(B)Tenant agrees to comply with the notification and requirements covered in Part 77 of the Federal Aviation Regulations (to the extent applicable to Tenant and to the extent Landlord notifies Tenant of such applicability) in the event any future structure or building is planned for the Premises, or in the event of any planned modification or alteration of any present or future building or structure situated on the Premises;
(C)Landlord reserves for the use and benefit of the public, a right of flight for the passage of aircraft in the airspace above the surface of the Premises. This public right of flight will include the right to cause in said airspace any noise inherent in the operation of any aircraft used for navigation or flight through the said airspace or landing at, taking off from, or operation on the Air Park; and
(D)Tenant agrees that it will not make use of the Premises in any manner which might interfere with the landing and taking off of aircraft from the Air Park or otherwise constitute a hazard. In the event the aforesaid covenant is breached, Landlord reserves the right to enter upon the Premises and cause the abatement of such interference at the expense of Tenant.
In addition, Landlord contemplates that, reasonably promptly after the Effective Date, Landlord will enter into discussions with the FAA and other pertinent governmental authorities for, and plans to make application for, such governmental grants, loans and/or other funds as may be available to assist Landlord in the ongoing operation, development and/or improvement of the Air Park (the “Government Funding”). In connection therewith, and in particular in connection with any FAA-related funding programs, Landlord is advised that the owners and tenants of the Air Park will be subjected to certain government-mandated requirements regarding the use and operation of the Air Park, including the provisions hereinafter set forth (collectively, the “Funding Requirements”). Accordingly, in connection with any Government Funding obtained by Landlord, Landlord shall provide to Tenant copies of the pertinent Government Funding agreements which give rise to the pertinent Funding Requirements and, thereupon, Tenant shall comply with the following provisions if, and to the extent included in such Funding Requirements and disclosed to Tenant, and such other Funding Requirements, if any, as may be agreed upon by Landlord and Tenant:

(1)
In the event facilities are constructed, maintained, or otherwise operated on the Premises, Tenant will maintain and operate such facilities and services in compliance with all requirements imposed pursuant to 49 CFR Part 21, Nondiscrimination in Federally Assisted Programs of the Department of Transportation, and as said Regulations may be amended;

(2)
Tenant covenants and agrees that: (1) no Person, on the grounds of race, color or national origin, will be excluded from participation in, denied the benefits of, or be otherwise subjected to discrimination in, the use of the Premises; (2) in the construction of any leasehold improvements on, over or under the Premises and the furnishing of services thereon, no Person on the grounds of race, color or national origin will be excluded from participation in, denied the benefits of, or otherwise be subjected to discrimination by Tenant; and (3) Tenant will use the Premises in compliance with all other requirements imposed by or pursuant to 49 CFR Part 21, Nondiscrimination in Federally Assisted Programs of the Department of Transportation, and as said Regulations may be amended;

(3)
Tenant agrees to furnish service on a fair, equal and not unjustly discriminatory basis to all users thereof, and to charge fair, reasonable and not unjustly discriminatory prices for each unit or service; provided, that Tenant may be allowed to make reasonable and nondiscriminatory discounts, rebates or other similar types of price reductions to volume purchasers;

(4)
Tenant assures that it will undertake an affirmative action program as required by 14 CFR Part 152, Subpart E, to insure that no person will on the grounds of race, creed, color, national origin or sex be excluded from participating in any employment activities covered by 14 CFR Part 152, Subpart E. Tenant assures that no person will be excluded on these grounds from participating in or receiving the services or benefits of any program or activity covered by 14 CFR Part 152, Subpart E. Tenant assures that it will require that its covered suborganizations provide assurances to Landlord that they similarly will undertake affirmative action programs, and that they will require assurances from their suborganizations, as required by 14 CFR Part 152, Subpart E, to the same effect; and

(5)
Tenant agrees that it will insert the above four provisions in any lease, sublease or other such document by which Tenant grants a right or privilege to any person, firm or corporation to render accommodations and/or services to the public on the Premises.

24.14. Survival. The provisions of this Lease Agreement shall survive the expiration or earlier termination of this Lease Agreement for so long as either party bears any liability or responsibility hereunder and until such time as Landlord or Tenant, as the case may be, shall have realized upon all of their respective rights or exercised all of their respective remedies hereunder.

24.15. [Intentionally Omitted]
24.16. Patriot Act. Tenant hereby certifies to Landlord that: (i) it is not acting, directly or indirectly, for or on behalf of any person, group, entity or nation named by any

Executive Order or the United States Treasury Department as a terrorist, “Specifically Designated National and Blocked Person,” or other banned or blocked person, group, entity, nation or transaction pursuant to any law, order, rule or regulation that is enforced or administered by the Office of Foreign Assets Control; and (ii) it is not engaged in this transaction, directly or indirectly, on behalf of any such person, group, entity or nation.
24.17. Amendment and Restatement of Original Lease. Notwithstanding anything contained herein to the contrary, Landlord and Tenant hereby acknowledge and agree that this Lease Agreement shall amend, restate, and supersede in its entirety the Original Lease, as amended by the First Lease Amendment, effective as of the Execution Date.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, this Lease Agreement was executed on the Execution Date on behalf of Landlord and Tenant by the duly authorized officials or officers thereof, to be effective as of the Effective Date.

LANDLORD: CLINTON COUNTY PORT AUTHORITY By: /s/ Kevin J. Carver . Kevin J. Carver Executive Director	TENANT: AIR TRANSPORT SERVICES GROUP, INC. By: /s/ Joseph C. Hete . Joseph C. Hete President and Chief Executive Officer

STATE OF OHIO
COUNTY OF FRANKLIN, SS:

The foregoing instrument was acknowledged before me this 21 day of December 2012, by Kevin J. Carver, the Executive Director of the Clinton County Port Authority, a body corporate and politic and a port authority duly organized and validly existing under the State of Ohio, on behalf of said port authority.

/s/ C. Kimbra Rader                            Notary Public
STATE OF OHIO
COUNTY OF CLINTON, SS:

The foregoing instrument was acknowledged before me this 20 day of
December, 2012, by Joseph C. Hete, President and Chief Executive Officer of Air Transport Services Group, Inc., a Delaware corporation, on behalf of the corporation.

/s/ Beth Allen
Notary Public

FISCAL OFFICER’S CERTIFICATE

The undersigned fiscal officer of the Clinton County Port Authority (the “Port”) hereby certifies that the money required to meet the obligations of the Port for fiscal year 2012 under the agreement to which this certificate is attached has been lawfully appropriated by the Port for that purpose and is in the treasury of the Port or is in the process of collection to the credit of an appropriate fund, free from any previous encumbrances, and is not appropriated for any other purpose. This certificate is given in compliance with Sections 5705.41 and 5705.44 of the Ohio Revised Code.

Dated: December 21, 2012

/s/ Brian C. Smith
Secretary
Clinton County Port Authority

EXHIBIT A

The Air Park

TRACT 1:

SITUATE IN THE CITY OF WILMINGTON, CLINTON COUNTY, OHIO, VIRGINIA
MILITARY SURVEY NUMBERS 625, 1162, 1170, 2027, 2690 AND NUMBER 2694 AND BEING PART OF THE LANDS AS CONVEYED BY DEED TO WILMINGTON AIR PARK, INC. AS RECORDED IN (SEE TABLE I) THE CLINTON COUNTY DEED RECORDS AND CLINTON COUNTY OFFICIAL RECORDS AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCING FOR REFERENCE AT A CONCRETE MONUMENT FOUND IN THE LINE OF VMS NUMBER 1162 AND NUMBER 1170, BEING THE NORTHWESTERLY CORNER OF WILMINGTON AIR, INC.'S 74.578 ACRE TRACT (DEED NO. 24, TABLE I) AND CORNER TO THE GREAT OAKS JOINT VOCATIONAL SCHOOL DISTRICT'S REMAINING PART 92.076 ACRE TRACT (DEED BOOK 239, PAGE 482), AND ALSO BEING IN THE NORTHWESTERLY RIGHT OF WAY OF AIRPORT ROAD; THENCE WITH A LINE OF SAID REMAINING PART 92.076 ACRE TRACT, SAID 74.578 ACRE TRACT AND SAID MILITARY SURVEY LINE S 41°17'49" E 53.28' TO A RAILROAD SPIKE FOUND IN THE CENTERLINE OF AIRPORT ROAD AND BEING THE TRUE POINT OF BEGINNING FOR THIS TRACT HEREIN DESCRIBED; THENCE WITH THE PROLONGATION OF SAID PREVIOUS LINE S 41°17'49" E 39.79' TO AN IRON PIN SET IN THE SOUTHEASTERLY RIGHT OF WAY OF AIRPORT ROAD; THENCE WITH THE SOUTHEASTERLY RIGHT OF WAY OF AIRPORT ROAD S 51°30'20" W 189.75' TO A CONCRETE MONUMENT FOUND AT THE INTERSECTION WITH THE NORTHWESTERLY RIGHT OF WAY OF AIRBORNE ROAD; THENCE WITH SAID RIGHT OF WAY OF AIRBORNE ROAD S 37°48'06" W 635.35' TO A CONCRETE MONUMENT FOUND AT THE CORNER OF THE RIGHT OF WAY OF WEIL WAY; THENCE WITH THE RIGHT OF WAY OF WEIL WAY N 52°08'40" W 154.89' TO A CONCRETE MONUMENT FOUND IN THE SOUTHEASTERLY RIGHT OF WAY OF AIRPORT ROAD; THENCE WITH SAID RIGHT OF WAY OF AIRPORT ROAD S 51°30'20" W 102.90' TO A CONCRETE MONUMENT FOUND; THENCE CONTINUING WITH RIGHT OF WAY OF WEIL WAY S 52°08'40" E 179.27' TO CONCRETE MONUMENT FOUND IN THE RIGHT OF WAY OF AIRBORNE ROAD; THENCE WITH SAID RIGHT OF WAY OF AIRBORNE ROAD S 37°48'06" W 630.25' TO AN IRON PIN SET AT THE CORNER OF THE RIGHT OF WAY OF RUANE DRIVE; THENCE WITH RIGHT OF WAY OF RUANE DRIVE N 52°09'47" W 332.94' TO A CONCRETE MONUMENT FOUND IN THE RIGHT OF WAY OF AIRPORT ROAD; THENCE WITH THE RIGHT OF WAY OF AIRPORT ROAD S 51°30'20" W 102.92' TO A RAILROAD SPIKE FOUND AT THE CORNER OF THE RIGHT OF WAY OF RUANE DRIVE; THENCE WITH SAID RIGHT OF WAY S 52°09' 47" E 357.33' TO A CONCRETE MONUMENT FOUND IN THE RIGHT OF WAY OF AIRBORNE ROAD; THENCE WITH SAID RIGHT OF WAY OF AIRBORNE ROAD S 37°48'06" W 1382.49' TO A CONCRETE MONUMENT FOUND AT THE CORNER OF EWE WAREHOUSE INVESTMENTS V, LTD'S

7.243 ACRE TRACT (OFFICIAL RECORD 312, PAGE 140); THENCE WITH THE LINE OF SAID 7.243 ACRE TRACT N 52°10'13" W 372.54' TO AN IRON PIN SET; THENCE CONTINUING WITH LINE OF SAID 7.243 ACRE TRACT S 37°46'04" W 775.93' TO A 5/8" IRON PIN FOUND IN THE LINE OF SAID EWE WAREHOUSE INVESTMENTS V, LTD'S 6.518 ACRE TRACT (OFFICIAL RECORD 312, PAGE 131); THENCE WITH THE LINE OF SAID 6.518 ACRE TRACT N 48°25'41" W 542.03' TO A RAILROAD SPIKE FOUND IN AIRPORT ROAD; THENCE CONTINUING WITH THE LINE OF SAID 6.518 ACRE TRACT S 46°51'16" W 384.78' TO A RAILROAD SPIKE FOUND IN THE CENTERLINE OF OLD STATE ROUTE 73 AND CORNER TO AIRLINE PROFESSIONAL ASSOCIATION TEAMSTER LOCAL 1224 1.000 ACRE TRACT (OFFICIAL RECORD 328, PAGE 711); THENCE WITH THE LINE OF SAID 1.000 ACRE TRACT S 47°56'48" W 19.22' TO A 5/8" IRON PIN FOUND, A CORNER TO GREAT OAKS JOINT VOCATIONAL SCHOOL DISTRICT'S REMAINING PART 262.282 ACRE TRACT (OFFICIAL RECORD 239, PAGE 482); THENCE WITH SAID SCHOOL DISTRICT'S LINES ON THE FOLLOWING COURSES: N 48°25'35" W 554.05' TO AN IRON PIN SET; THENCE S 38°12'31" W 502.96' TO A 1/2" IRON PIN FOUND; THENCE S 47°59'29" W 295.07' TO A 1/2" IRON PIN FOUND; THENCE N 42°02'27" W 339.91 TO AN IRON PIN SET; THENCE S 48°18'06" W 118.31' TO A 1/2" IRON PIN FOUND; THENCE N 42°25'19" W 261.00', A PK NAIL FOUND IN CONCRETE BEARS S 25°47'38" E 0.11'; THENCE S 48°18'06" W 750.00' TO A 1/2" IRON PIN FOUND; THENCE S 41°41'28" E 399.97' TO A 1/2" IRON PIN FOUND; THENCE N 48°19'32" E 206.62' TO A 1/2" IRON PIN FOUND BENT; THENCE S 41°38'10" E 689.93' TO AN IRON PIN SET; THENCE N 47°31'40" E 275.00' TO AN IRON PIN SET; THENCE S 41°38'01" E 628.96' TO AN IRON PIN SET AT THE CORNER OF AVIATION FUEL, INC.'S 6.092 ACRE TRACT (DEED BOOK 285, PAGE 339); THENCE WITH THE NORTHWESTERLY LINE OF SAID 6.092 ACRE TRACT S 48°21'17" W 762.89' TO AN IRON PIN SET; THENCE CONTINUING WITH THE LINE OF SAID 6.092 ACRE TRACT S 41°39'36" E (PASSING AN IRON PIN SET AT 345.53') 347.53'; THENCE CONTINUING WITH THE SOUTHEASTERLY LINE OF SAID 6.092 ACRE TRACT N 48°19'41" E 764.87' TO AN IRON PIN SET IN THE LINE OF SAID SCHOOL DISTRICT'S REMAINING PART 262.282 ACRE TRACT; THENCE WITH THE LINE OF SAID SCHOOL DISTRICT'S LAND S 41°59'12" E 223.37' TO A CONCRETE MONUMENT FOUND AT A CORNER TO THE AIRBORNE ROAD RIGHT OF WAY; THENCE WITH SAID RIGHT OF WAY OF AIRBORNE ROAD ON THE FOLLOWING COURSES: S 37°48'06" W 2918.18' TO A CONCRETE MONUMENT MARKING THE BEGINNING OF A CURVE TO THE RIGHT HAVING A RADIUS OF 1150.00'; THENCE WITH SAID CURVE MEASURED ALONG THE ARC A DISTANCE OF 903.21' FROM WHICH THE LONG CHORD BEARS S 60°18'06" W 880.17' TO A CONCRETE MONUMENT FOUND; THENCE S 82°48'06" W 2331.02' TO A CONCRETE MONUMENT FOUND MARKING A CURVE TO THE LEFT HAVING A RADIUS OF 1250.00'; THENCE WITH SAID CURVE MEASURED ALONG THE ARC A DISTANCE OF 730.74' FROM WHICH ALONG CHORD BEARS S 66°03'16" W 720.38' TO A CONCRETE MONUMENT FOUND; THENCE S 49°18'25" W 911.14' TO A CONCRETE MONUMENT FOUND MARKING THE BEGINNING OF A CURVE TO THE RIGHT HAVING A RADIUS OF 1150.00'; THENCE WITH SAID CURVE MEASURED ALONG THE ARC A DISTANCE OF 385.70' FROM WHICH A LONG CHORD BEARS S 58°54'55" W 383.89' TO A, CONCRETE MONUMENT FOUND; THENCE S 68°31'24" W 2263.22' TO A

CONCRETE MONUMENT FOUND; THENCE N 65°31'24" W 48.63' TO A CONCRETE MONUMENT FOUND IN THE RIGHT OF WAY OF STATE ROUTE 134; THENCE WITH SAID RIGHT OF WAY S 19°31'15" E 133.17' TO A CONCRETE MONUMENT FOUND IN THE LINE OF THE CITY OF WILMINGTON'S 25.52 ACRE TRACT (DEED BOOK 196, PAGE 45); THENCE WITH THE CITY'S LINE S 68°31'24" W 30.03' TO A PK NAIL FOUND IN THE CENTERLINE OF SAID STATE ROUTE 134; THENCE WITH SAID CENTERLINE N 19°31'57" W 2517.43' TO A RAILROAD SPIKE FOUND; THENCE N 71°42'34" E AND BECOMING THE SOUTHEASTERLY RIGHT OF WAY OF DAVIDS DRIVE (PASSING AN IRON PIN SET AT 30.00') 184.98' TO AN IRON PIN SET, A CORNER TO THE COMMUNITY IMPROVEMENT CORPORATION'S (ALSO REFERRED TO AS CIC) REMAINING PART 84.791 ACRE TRACT (OFFICIAL RECORD 66, PAGE 559); THENCE WITH THE LINE OF SAID 84.791 ACRE TRACT ON THE FOLLOWING COURSES: S 25°31'18" E 83.08' TO AN IRON PIN SET; THENCE S 71°17'58" E 144.92' TO AN IRON PIN SET; THENCE S 14°02'40" E 129.25' TO AN IRON PIN SET; THENCE N 86°08'22" E 343.76' TO AN IRON PIN SET THENCE S 41°22'12" E 1033.98' TO AN IRON PIN SET; THENCE N 46°19'30" E 230.15' TO AN IRON PIN SET; THENCE N 37°47'40" E 600.49' TO AN IRON PIN SET;
THENCE N 52°10'47" W 50.00' TO AN IRON PIN SET AT THE SOUTHEASTERLY
CORNER OF THE BOARD OF COUNTY COMMISSIONERS' 14.500 ACRE TRACT
(OFFICIAL RECORD 302, PAGE 717); THENCE WITH THE LINE OF SAID 14.500
ACRE TRACT AND BECOMING THE LINE OF SAID COMMISSIONERS' 5.000 ACRE TRACT, CIC'S REMAINING PART 187.99 ACRE TRACT (DEED BOOK 281, PAGE 698), AND NAVIGATOR GROUP OF OCALA, INC.'S 30.000 ACRE TRACT (OFFICIAL RECORD 342, PAGE 564) N 37°47'40" E 4501.42' TO AN IRON PIN SET IN THE LINE OF R.L.R. INVESTMENTS, L.L.C.'S 17.393 ACRE TRACT (OFFICIAL RECORD 331, PAGE 121); THENCE WITH THE LINE OF SAID 17.393 ACRE TRACT S 52°12'20" E 44.50' TO A 1/2" IRON PIN FOUND; THENCE CONTINUING WITH THE LINE OF SAID 17.393 ACRE TRACT AND BECOMING THE LINE OF R.L.R. INVESTMENTS, L.L.C.'S 15.854 ACRE TRACT (OFFICIAL RECORD 311, PAGE 337), DAVID H. STEWART'S 5.969 ACRE TRACT (OFFICIAL RECORD 249, PAGE 661), SANDRA K. WHITLEY'S 5.900 ACRE TRACT (OFFICIAL RECORD 277, PAGE 32) AND JOHN M. STANFORTH'S 10.240 ACRE TRACT (OFFICIAL RECORD 339, PAGE 134) N 37°47'38" E 4220.18' TO A 5/8" IRON PIN FOUND; THENCE CONTINUING WITH STANFORTH'S LINE N 48°28'45" W 344.86' TO A 5/8" IRON PIN FOUND IN THE LINE OF THE CLINTON COUNTY ANIMAL PROTECTIVE ASSOCIATION FOR THE PREVENTION OF CRUELTY TO ANIMALS 1.322 ACRE TRACT (DEED BOOK 268, PAGE 139); THENCE WITH THE LINE OF SAID 1.322 ACRE TRACT AND BECOMING THE LINE OF WILMINGTON COLLEGE'S 60.45 ACRE TRACT (OFFICIAL RECORD 231, PAGE 735), THE NATIONAL BANK AND TRUST CO.'S 205.51 ACRE TRACT (OFFICIAL RECORD 180, PAGE 818), AND THE LINE OF B. ANTHONY WILLIAMS TRUST'S REMAINING PART 536.23 ACRE TRACT (OFFICIAL RECORD 349, PAGE 119) N 37°48'39" E 4357.17' TO A 1" IRON PIN FOUND; THENCE WITH THE WILLIAMS TRUST'S LANDS ON THE FOLLOWING COURSES: S 52°13'32" E 309.65' TO A 1/2" IRON PIN FOUND; THENCE N 29°16'39" E 908.59', A 5/8" IRON PIN FOUND BEARS S 6°19'35" E 0.16'; THENCE S 52°11'31" E 524.99' TO A 5/8" IRON PIN FOUND; THENCE N 37°48'29" E 900.00' TO A 5/8" IRON PIN FOUND; THENCE S 52°11'31" E

400.00', A 5/8" IRON PIN, FOUND BEARS S 31°27'27" E 0.16'; THENCE S 37°48’ 29" W 900.00' TO A 1/2" IRON PIN FOUND; THENCE S 52°11'31" E 524.99' TO A 5/8" IRON PIN FOUND AT A CORNER TO ABX AIR, INC.'S REMAINING PART 113.525 ACRE TRACT (OFFICIAL RECORD 88, PAGE 438); THENCE WITH THE LINE OF SAID 113.525 AND BECOMING THE LINE OF WILMINGTON COMMERCE PARK PARTNERSHIP'S 6.130 ACRE TRACT (OFFICIAL RECORD 350, PAGE 505) AND THE LINE OF PREVIOUS SAID GREAT OAKS JOINT VOCATIONAL SCHOOL DISTRICT'S REMAINING PART 92.076 ACRE TRACT S 46°19'54" W 1373.16' TO A 1/2" IRON PIN FOUND; THENCE WITH SAID SCHOOL DISTRICT'S LINE S 52°11'49" E 938.65' TO AN IRON PIN SET AT THE CORNER OF AVIATION FUEL, INC.'S 4.586 ACRE TRACT (DEED BOOK 285, PAGE 337), AN IRON PIN SET BEARS S 69°20'39" W 0.36'; THENCE WITH THE LINES OF SAID 4.586 ACRE TRACT ON THE FOLLOWING COURSES: S 40°42'14" W 400.42' TO A 5/8" IRON PIN FOUND; THENCE N 52°08'36" W 118.01' TO A MAG NAIL SET; THENCE S 37°49'33" W 27.76' TO A DRILL HOLE FOUND IN CONCRETE; THENCE S 52°16'50" E (PASSING A NAIL FOUND AT 50.00') 587.82' TO A 5/8" IRON PIN FOUND; THENCE N 37°47'15" E 426.46' TO A 1/2" IRON PIN FOUND IN THE LINE OF SAID SCHOOL DISTRICT'S LANDS; THENCE WITH THE LINE OF SAID SCHOOL DISTRICT'S REMAINING PART 92.076 ACRE TRACT S 52°14'24" E 317.64' TO A 1/2" IRON PIN FOUND; THENCE CONTINUING WITH SAID SCHOOL DISTRICT'S LINE S 37°55'13" W 565.93' TO A 1" IRON PIN FOUND; THENCE STILL WITH THE LINE OF SAID SCHOOL DISTRICT'S LAND S 52°12'33" E 451.34' TO A 1/2" IRON PIN FOUND AT THE CORNER OF THE CITY OF WILMINGTON'S 0.84 ACRE TRACT (OFFICIAL
RECORD 204, PAGE 219); THENCE WITH THE LINE OF SAID 0.84 ACRE TRACT S 37°50'00" W 244.92' TO AN IRON PIN SET AT THE CORNER OF ROTARY FORMS PRESS, INC.'S 4.896 ACRE TRACT (DEED BOOK 264, PAGE 1); THENCE WITH THE LINE OF SAID 4.896 ACRE TRACT N 52°15'20" W 554.15' TO A 3/4" IRON PIN FOUND IN THE LINE OF R.L.R. INVESTMENTS, L.L.C.'S REMAINING PART 5.362 ACRE TRACT (OFFICIAL RECORD 298, PAGE 283); THENCE WITH THE LINE OF SAID R.L.R. INVESTMENTS ON THE FOLLOWING COURSES: N 37°44'43" E 14.01' TO A 5/8" IRON PIN FOUND; THENCE N 52°14'57" W 330.66' TO A CHISELED "X" FOUND IN CONCRETE; THENCE S 37°49'36" W 310.99' TO A CHISELED "X" FOUND IN CONCRETE; THENCE S 52°15'28" E AND BECOMING THE CENTERLINE OF HUNTER DRIVE 365.11' TO A RAILROAD SPIKE FOUND; THENCE WITH THE CENTERLINE OF HUNTER DRIVE S 37°48'20" W 497.69' TO A RAILROAD SPIKE FOUND AT THE INTERSECTION WITH THE CENTERLINE OF RUANE DRIVE; THENCE WITH THE CENTERLINE OF RUANE DRIVE S 52°08'34" E 684.83' TO A RAILROAD SPIKE FOUND, A CORNER TO WILMINGTON AIR PARK INC.'S 0.392 ACRE TRACT (OFFICIAL RECORDS 492, PAGE 324); THENCE WITH THE LINES OF SAID 0.392 ACRE TRACT ON THE FOLLOWING COURSES: S 37°46'29" W 159.87'; THENCE S 52°08'20" E 106.84'; THENCE N 37°45'40" E 159.87' TO A RAILROAD SPIKE FOUND IN THE CENTERLINE OF RUANE DRIVE; THENCE WITH SAID CENTERLINE S52°08'34" E 264.73' TO A PK NAIL FOUND IN THE CENTERLINE OF AIRPORTROAD; THENCE WITH THE CENTERLINE OF AIRPORT ROAD N 51°30'59" E 1654.26' TO THE TRUE POINT OF BEGINNING CONTAINING 1105.562 ACRES OF LAND, MORE OR LESS.

TOGETHER WITH A NON-EXCLUSIVE ACCESS EASEMENT FOR THE BENEFIT OF TRACT 1, AS CREATED BY AN ACCESS EASEMENT FROM THE BOARD OF EDUCATION OF GREAT OAKS INSTITUTE OF TECHNOLOGY AND CAREER DEVELOPMENT, FKA GREAT OAKS JOINT VOCATIONAL SCHOOL DISTRICT TO WILMINGTON AIR PARK, INC., FILED IN DEED VOLUME 145, PAGE 662, RECORDER'S OFFICE, CLINTON COUNTY, OHIO, WHICH EASEMENT IS MORE SPECIFICALLY DESCRIBED AS FOLLOWS:

SITUATED IN UNION TOWNSHIP, CLINTON COUNTY, OHIO, AND BEING A PART OF M.S. #1162 . BEGINNING AT A PIN AT THE SOUTHERLY CORNER OF THE 52.038 ACRE TRACT AS RECORDED IN VOLUME 24, PLAT NO. 252, OF THE CLINTON COUNTY ENGINEERS RECORD OF LAND DIVISION: RUNNING THENCE, FROM SAID POINT OF BEGINNING, WITH THE LINES OF SAID 52.038 ACRE TRACT, ON THE FOLLOWING COURSES: (1) N. 41° 59' 35" W., 570.29 FEET TO A PIPE; (2) N. 41° 38' 23" W., 75.00 FEET TO A POINT; THENCE, ON THE FOLLOWING COURSES: (1) N. 48° 21' 37" E., 30.00 FEET TO A POINT; (2) S. 41° 38' 23" E., 74.91 FEET TO A POINT; (3) S. 41° 59' 35" E., 564.79 FEET TO A POINT; THENCE, WITH A LINE OF SAID 52.038 ACRE TRACT, S. 37° 47' 49" W., 30.48 FEET TO THE POINT OF BEGINNING.

NOTE: THE ABOVE DESCRIBED TRACT 1 SAVES AND EXCEPTS A 5.001 ACRE TRACT AS CONVEYED BY DEED TO AVIATION FUEL AS RECORDED IN CLINTON COUNTY OFFICIAL RECORD 212, PAGE 848 AND DESCRIBED AS FOLLOWS:

SITUATE IN THE CITY OF WILMINGTON, CLINTON COUNTY, OHIO, AND BEING A PART OF MS NO. 1162 AND BOUNDED AND DESCRIBED AS FOLLOWS: COMMENCING AT A 3/4" IRON PIPE (FOUND) AT THE NORTHERLY CORNER OF A 6.092 ACRE TRACT AS CONVEYED TO AVIATION FUEL, INC. IN VOLUME 285, PAGE 339 OF THE CLINTON COUNTY, OHIO, DEED RECORDS, SAID PIPE BEING AT A CORNER OF A 195.568 ACRE TRACT AS RECORDED IN VOLUME 24, PAGE NO. 12 OF THE CLINTON COUNTY ENGINEERS RECORD OF LAND DIVISION AND AT A CORNER OF A 52.038 ACRE TRACT AS RECORDED IN VOLUME 24, PLAT NO. 254 OF SAID RECORD OF LAND DIVISION; THENCE, WITH A LINE OF SAID 195.568 ACRE TRACT AND SAID 52.038 ACRE TRACT, N 41°38'23" W 75.00 FEET TO A POINT; THENCE, S 48°08'00" W 542.30 FEET TO A 1/2" IRON PIN (SET) AT THE POINT OF BEGINNING FOR THE HEREIN DESCRIBED TRACT: RUNNING THENCE, FROM SAID POINT OF BEGINNING, BY NEW DIVISION LINES, ON THE FOLLOWING COURSES: (1) S 48°37'45" W 561.48 FEET TO A 1/2" IRON PIN (SET); (2) N 41°22'15" W 388.00 FEET TO A 1/2" IRON PIN (SET); (3) N 48°37'45" E 561.48 FEET TO A 1/2" IRON PIN (SET); (4) S 41°22'15" E 388.00 FEET TO THE POINT OF BEGINNING, CONTAINING FIVE AND ONE THOUSANDTH (5.001) ACRES.

THE ABOVE DESCRIBED CONTAINS 43.743 ACRES IN VMS NUMBER 625, 412.687 ACRES IN VMS NUMBER 1162, 35.261 ACRES IN VMS 1170, 542.797 ACRES IN VMS

NUMBER 2027, AND 69.871 ACRES IN VMS NUMBER 2690 AND 1.20 ACRES IN VMS 2694.

THIS SURVEY IS BASED UPON A FIELD SURVEY CONDUCTED UNDER THE DIRECTION OF R. DOUGLAS SUTTON, OHIO PROFESSIONAL SURVEYOR NO. 7124 BY CLINCO & SUTTON SURVEYORS IN SEPTEMBER, 2001. IRON PINS REFERRED TO AS SET ARE 5/8" DIAMETER STEEL AND 30" IN LENGTH WITH A YELLOW CAP STAMPED "CLINCO & SUTTON". BEARINGS ARE BASED UPON AN ASSUMED AZIMUTH AND ARE FOR ANGULAR MEASUREMENT PURPOSES ONLY. RECORDED IN VOLUME 33, PAGE 203, OF THE CLINTON COUNTY ENGINEERS RECORD OF LAND DIVISION.

NOTE: THE ABOVE DESCRIBED TRACT 1 SAVES AND EXCEPTS A 0.843 ACRE TRACT FURTHER DESCRIBED AS FOLLOWS:

SITUATED IN UNION TOWNSHIP, CLINTON COUNTY, OHIO, AND BEING A PART OF MILITARY SURVEY NO. 1162 AND BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT A ½" IRON PIN (FOUND) AT THE SOUTHERLY CORNER OF THE 8.370 ACRE TRACT AS RECORDED IN VOLUME 20, PLAT NO. 197, OF THE CLINTON COUNTY ENGINEERS RECORD OF LAND DIVISION:
RUNNING THENCE, FROM SAID POINT OF BEGINNING, WITH A LINE OF SAID 8.370 ACRE TRACT, N. 52° 15' 44" W. 150.00 FEET TO A ½" IRON PIN (SET); THENCE, BY A NEW DIVISION LINE, N. 37° 47' 36" E. 244.98 FEET TO A ½" IRON PIN (SET); THENCE, WITH THE LINES OF THE AFORESAID 8.370 ACRE TRACT, ON THE FOLLOWING COURSES: (1) S. 52° 13' 33" E. 150.00 FEET TO A ½" IRON PIN (FOUND); (2) S. 37° 47' 36" W. 244.88 FEET TO THE POINT OF BEGINNING, CONTAINING EIGHT HUNDRED FOURTY THREE THOUSANDTHS (0.843) OF AN ACRE.

NOTE: THE ABOVE DESCRIBED TRACT 1 SAVES AND EXCEPTS A 47.225 ACRE TRACT FURTHER DESCRIBED AS FOLLOWS:

Situated in the State of Ohio, County of Clinton, Township of Union, City of Wilmington, lying in Virginia Military Surveys 625, 2694 and 2027, and being part of that 1100.621 acre tract conveyed as Tract 1 to Wilmington Air Park LLC by deed of record in Official Record 516, Page 610 (all references are to the records of the Recorder’s Office, Clinton County, Ohio) and being more particularly described as follows:

BEGINNING at a railroad spike found at the intersection of the southerly right-of-way line of Airborne Road as dedicated in the “Dedication Plat Airborne Road & Extensions of Ruane Drive and Weil Way” of record in Plat Book 7, Pages 50A-51B (width varies) and the easterly right-of-way line of State Route 134 (60 feet wide), being a southeasterly corner of said 1100.621 acre tract and being in a northerly line of that 25.52 acre tract as conveyed to the City of Wilmington of record in Deed Book 196, Page 45;

Thence South 68° 51' 20" West, with the northerly line of said 25.52 acre tract, a distance of 30.02 feet to a magnetic nail found on the centerline of State Route 134 at the corner common to said 1100.621 acre tract and said 25.52 acre tract and on easterly line of that 102.36 acre tract conveyed to James W. Foland and Betty M. Foland of record in Deed Book 216, Page 176;

Thence North 19° 11' 59" West, with the centerline of said State Route 134 and with the easterly line of said 102.36 acre tract and with the easterly line of that 94.658 acre tract conveyed to Homer Wendell Harding, Trustee of record in Official Record 507, Page 897 and also conveyed to Ruth Alice Harding, Trustee of record in Official Record 507, Page 906, a distance of 2517.39 feet (passing a railroad spike found at the centerline intersection of said State Route 134 and said Airborne Road at 48.29 feet) to a magnetic nail found at a north westerly corner of said 1100.621 acre tract, and on the westerly projection of the southerly right-of-way of Davids Drive as dedicated in the “Dedication Plat Davids Drive” of record in Plat Book 7 Page 70C;

Thence North 72° 01' 51" East, with the southerly projection and southerly right-of-way line of Davids Drive (100 feet wide), a distance of 184.96 feet (passing a 5/8 inch rebar found capped “Clinco” at 29.99 feet), to a 5/8 inch rebar found capped “Clinco” at a northwesterly corner of the original 84.791 acre tract conveyed to Community Improvement Corporation of Wilmington of record in Official Record 66, Page 559;

Thence with the perimeter of said original 84.791 acre tract, the following courses and distances:

South 25° 12' 30" East, a distance of 83.04 feet to a 5/8 inch rebar found capped “Clinco”;

South 70° 58' 01" East, a distance of 144.91 feet to a 5/8 inch rebar found capped “Clinco”;

South 13° 43' 22" East, a distance of 129.25 feet to a 5/8 inch rebar found capped “Clinco”;

North 86° 28' 00" East, a distance of 343.77 feet to a 5/8 inch rebar found capped “Clinco”;

South 41° 01' 45" East, a distance of 1025.53 feet to an iron pin set;

Thence across said 1100.621 acre tract, the following courses and distances:

South 46° 37' 19" West, a distance of 109.25 feet to an iron pin set;

South 41° 19' 48" East, a distance of 1058.33 feet to an iron pin set on the northerly right-of-way line of said Airborne Road;

Thence with the northerly right-of-way line of said Airborne Road, the following courses and distances:

South 68° 51' 21" West, a distance of 1242.20 feet to a 1/2 inch rebar found in concrete;

North 65° 11' 27" West, a distance of 48.64 feet to a 1/2 inch rebar found in concrete at the intersection of the northerly right-of-way line of said Airborne Road and the easterly right-of-way line of said State Route 134;

Thence South 19° 11' 59" East, with the westerly terminus of the “Dedication Plat Airborne Road & Extensions of Ruane Drive and Weil Way”, a distance of 133.19 feet to the POINT OF BEGINNING and containing 47.225 acres of land, more or less of which 1.733 acres is located in the right-of-way of State Route 134, approximately 1.244 acres is located in Virginia Military Survey 2694, approximately 43.583 acres is located in Virginia Military Survey 625 and approximately 2.398 acres is located in Virginia Military Survey 2027, 45.492 acres are located in the City of Wilmington and 1.733 acres are located in Union Township.

Iron pins set, where indicated, are iron pipes, thirteen sixteenths (13/16) inch inside diameter, thirty (30) inches long with a plastic plug placed in the top bearing the initials EMHT INC.

This description is based on existing records and an actual field survey performed in November 2009.

The bearings contained herein are based on the Ohio State Plane Coordinate System, South Zone, NAD83 (1995). Said bearings originated from a field traverse which was tied (referenced) to said coordinate system by GPS observations and observations of selected NGS monuments AIRBORNE and AIRBORNE AZ MK. The portion of the right-of-way line of Airborne Road, having a bearing of North 38° 08' 03" East, is designated the "basis of bearing" for this survey.

TRACT 2:

Situated in the State of Ohio, County of Clinton, Township of Union, lying in Virginia Military Surveys 1162, 1170 and 2027, and being part of that original 784.989 acre tract conveyed as Tract 2 to Wilmington Air Park LLC by deed of record in Official Record 516, Page 610 (all references are to the records of the Recorder’s Office, Clinton County, Ohio) and being more particularly described as follows:

BEGINNING at a 1/2 inch rebar found in concrete at the a northwesterly corner of said original 784.989 acre tract in the easterly line of Virginia Military Survey Number 1162 and in the westerly line of Virginia Military Survey Number 1170, in the southerly line of the original 92.076 acre tract conveyed to Great Oaks Joint Vocational School District, Ohio of record in Deed Book 239, Page 482 and in the northerly right-of-way line of Airport Road (width varies);

Thence North 51° 58' 29" East, partially with the northerly right-of-way line of said Airport Road, with the southerly line of said original 92.076 acre tract, with the southerly line of the original 50.00 acre tract conveyed to The Board of Education of Great Oaks Institute of Technology and

Career Development of record in Official Record 145, Page 647, with the southerly line of that 0.387 acre tract conveyed as Parcel 26 WDV to the City of Wilmington of record in Official Record 701, Page 1 and with the southerly line of the original 7.707 acre tract conveyed to Wilmington Air Park LLC of record in Official Record 515, Page 662 a distance of 1875.30 feet, (passing a magnetic nail found at 459.51 feet) to a magnetic nail set in the centerline of State Route 73 (width varies) [Ohio Department of Transportation Plan CLI-73 (11.81-13.42)] at the northerly corner of said original 784.989 acre tract and on the westerly line of that 2.013 acre tract conveyed as Parcel 22E to the State of Ohio by deed of record in Official Record 666, Page 558;

Thence with a curve to the right having a central angle of 16° 36' 48", a radius of 3819.72 feet, an arc length of 1107.55 feet, and a chord that bears South 29° 16' 12" East, a chord distance of 1103.67 feet, along the centerline of said State Route 73, with the westerly line of said Parcel 22E and with the westerly line of that 6.036 acre tract conveyed as Parcel 22WL to the State of Ohio by deed of record in Official Record 666, Page 558, (passing the centerline of Airborne Road [Ohio Department of Transportation Plan CLI-73 (12.03)] at an arc length of 51.55 feet, referenced by a 1 inch solid iron pipe found in a monument box, being South 47° 02’ 59” West a distance of 0.58 feet) to a magnetic nail set;

Thence across said original 784.989 acre tract, the following courses and distances:

South 25° 35' 02" West, a distance of 1303.28 feet to an iron pin set;

South 47° 07' 29" West, a distance of 702.68 feet to an iron pin set;

South 47° 07' 28" West, a distance of 1181.16 feet to an iron pin set;

South 26° 41' 52" West, a distance of 348.20 feet to an iron pin set;

South 15° 22' 12" West, a distance of 544.70 feet to an iron pin set;

South 31° 41' 51" West, a distance of 711.99 feet to an iron pin set;

South 37° 27' 01" West, a distance of 614.23 feet to an iron pin set;

South 39° 29' 40" West, a distance of 257.45 feet to a magnetic nail set;

South 53° 12' 36" East, a distance of 51.19 feet to a railroad spike found at the northeasterly corner of that 72.25 acre tract conveyed as Tract 71 to Wilmington College by deed of record in Deed Book 184, Page 306;

Thence South 47° 10' 33" West, with the northerly line of said 72.25 acre tract, a distance of 2580.78 feet to a 5/8 inch rebar found capped “Clinco” found at the northwesterly corner of said 72.25 acre tract in the easterly line of Virginia Military Survey Number 2027 and in the westerly line of Virginia Military Survey Number 1162;

Thence across said original 784.989 acre tract, the following courses and distances:

North 40° 45' 33" West, with the easterly line of Virginia Military Survey Number 2027 and with the westerly line of Virginia Military Survey Number 1162, a distance of 31.89 feet to an iron pin set;

South 38° 10' 31" West, a distance of 1484.61 feet to an iron pin set;

South 40° 53' 07" East, a distance of 648.98 feet to an iron pin set;

South 46° 47' 14" West, a distance of 232.26 feet to an iron pin set;

South 32° 10' 47" East, a distance of 209.16 feet to a railroad spike set in the centerline of Jenkins Road (Township Road 261) (40 feet wide), being the northerly line of Virginia Military Survey Number 2386 and being the southerly line of Virginia Military Survey Number 2027 and being the northerly line of that 300 acre tract conveyed to David W. Fife and James G. Fife by deed of record in Official Record 677, Page 235;

Thence South 50° 24' 05" West, with the centerline of said Jenkins Road, the northerly line of Virginia Military Survey Number 2386, the southerly line of Virginia Military Survey Number 2027 and with the northerly line of said 300 acre tract, a distance of 1110.95 feet to a magnetic nail found at the northwesterly corner of said 300 acre tract and at the northeasterly corner of that 150 acre tract conveyed as Parcel One to Wilmington Air Park, Inc. by deed of record in Official Record 79, Page 218,

Thence South 50° 29' 14" West, partially with the centerline of said Jenkins Road, the northerly line of Virginia Military Survey Number 2386, the southerly line of Virginia Military Survey Number 2027 and with the northerly line of said 150 acre tract, a distance of 3009.80 feet (passing a 1/2 inch rebar capped “Clinco” found at 2969.90 feet) to a 5/8 inch rebar capped “Clinco” found at the southeasterly corner of that 107.305 acre tract conveyed to Suburban Investments Co. by deed of record in Official Record 191, Page 337;

Thence North 41° 09' 10" West, with the easterly line of said 107.305 acre tract, a distance of 674.51 feet to an iron pin set;

Thence across said Original 784.989 acre tract, the following courses and distances:

North 38° 07' 29" East, a distance of 1243.38 feet to an iron pin set;

North 41° 34' 04" West, a distance of 578.26 feet to an iron pin set;

North 38° 36' 07" East, a distance of 2458.81 feet to an iron pin set on the southerly right-of-way line of Airborne Road (width varies) as dedicated in the “Dedication Plat Airborne Road & Extensions of Ruane Drive and Weil Way” of record in Plat Book 7, Pages 50A-51B;

Thence with the southerly right-of-way line of said Airborne Road, the following courses and distances:

With a curve to the left having a central angle of 06° 48' 03", a radius of 1250.00 feet, an arc length of 148.37 feet and a chord that bears North 41° 32' 04" East, a chord distance of 148.29 feet to a 1/2 inch rebar found in concrete at the point of tangency;

North 38° 08' 03" East, a distance of 1785.93 feet to a 1/2 inch rebar found in concrete;

North 39° 00' 07" East, a distance of 660.08 feet to a 1/2 inch rebar found in concrete;

North 38° 08' 03" East, a distance of 2098.06 feet to a 1/2 inch rebar found in concrete;

North 37° 15' 58" East, a distance of 660.08 feet to a 1/2 inch rebar found in concrete;

North 38° 08' 03" East, a distance of 576.77 feet to a 1/2 inch rebar found in concrete;

North 39° 00' 07" East, a distance of 660.08 feet to a 1/2 inch rebar found in concrete;

North 38° 08' 03" East, a distance of 2043.92 feet to a 1/2 inch rebar found in concrete at a point of curvature;

With said curve to the right, having a central angle of 13° 42' 14", a radius of 1958.82 feet, an arc length of 468.51 feet and a chord that bears North 44° 59' 10" East, a chord distance of 467.39 feet (passing a 1/2 inch rebar found in concrete at an arc length of 40.22 feet, being on the easterly line of Virginia Military Survey 1162 and being on the westerly line of Virginia Military Survey 1170) to a 1/2 inch rebar found in concrete at a point of tangency;

North 51° 50' 17" East, a distance of 142.79 feet to a 1/2 inch rebar found in concrete;

North 38° 09' 43" West, a distance of 11.56 feet to an iron pin set at the easterly terminus of said Airborne Road, in the southerly right-of-way line of said Airport Road;

Thence South 52° 40' 03" West, with the easterly terminus of said Airborne Road, a distance of 570.99 feet to a magnetic nail set at the southeasterly corner of that 1100.621 acre tract conveyed as Tract 1 to Wilmington Air Park LLC by deed of record in Official Record 516, Page 610, in the easterly line of Virginia Military Survey 1162 and in the westerly line of Virginia Military Survey Number 1170;

Thence North 40° 57' 32" West, with the easterly line of said 1100.621 acre tract, with the easterly line of said original 92.076 acre tract, with the easterly line of Virginia Military Survey 1162 and with the westerly line of Virginia Military Survey Number 1170, a distance of 93.30 feet (passing a magnetic nail set at 40.05 feet on the centerline of said Airport Road) to the POINT OF BEGINNING and containing 481.033 acres of land, more or less of which 7.591 acres is located in the right-of-way of Airport Road, State Route 73 and Jenkins Road, approximately 58.279 acres is located in Virginia Military Survey Number 1170, approximately 222.766 acres is located in Virginia Military Survey Number 1162 and approximately 199.988 acres is located in Virginia Military Survey Number 2027.

Iron pins set, where indicated, are iron pipes, thirteen sixteenths (13/16) inch inside diameter, thirty (30) inches long with a plastic plug placed in the top bearing the initials EMHT INC.

This description is based on existing records and an actual field survey performed in November 2009.

The bearings contained herein are based on the Ohio State Plane Coordinate System, South Zone, NAD83 (1995). Said bearings originated from a field traverse which was tied (referenced) to said coordinate system by GPS observations and observations of selected NGS monuments AIRBORNE and AIRBORNE AZ MK. The portion of the right-of-way line of Airborne Road, having a bearing of North 38° 08' 03" East, is designated the "basis of bearing" for this survey.

Note: The above described tract saves and excepts a 0.980 acre tract conveyed as parcel 23WDV to The City of Wilmington of record in Official Record 673, Page 226, and of record in Survey Record 36, Pages 86-109, further described by the legal description prepared by Kevin L. Stacy, Professional Surveyor 7531, and described as follows:

Situated in Union Township, Clinton County, State of Ohio, and being part of the Military Survey 1170, being conveyed to Wilmington Air Park LLC by instrument of record in Official Record 516 Page 610 and is bounded and described as follows;

Commencing for reference at the intersection of Airborne Road and existing S .R. 73;

Thence South 52° 01’ 17” West 75.37 feet to a point in the southerly right-of-way line of said existing S.R. 73;

Thence South 43° 00’ 06” East 38.42 feet to a point in the existing southerly right-of-way line of said S.R. 73 and in the existing southerly right-of-way line of Airborne Road, said point also being at 38.28 feet right of centerline Station 42+08.76 (proposed Airborne Road), said point also being the TRUE POINT OF BEGINNING of the parcel herein described;

Thence South 43° 00’ 06” East, 8.31 feet along the existing southerly right-of-way line of Township Road 153 to a point at 46.56 feet right of centerline Station 42+09.49 (proposed Airborne Road);

Thence South 35° 40’ 13” East, 58.49 feet along the existing southerly right-of-way line of Township Road 153 to an iron pin set at 105.00 feet right of centerline Station 42+07.13 (proposed Airborne Road);
Thence South 52° 53’ 35” West, 657.21 feet to an iron pin set at 95.00 feet right of centerline Station 35+50.00 (proposed Airborne Road);

Thence South 80° 49’ 27” West, 112.89 feet to an iron pin set on the existing southerly right-of-way line of Airborne Road at 40.61 feet right of centerline Station 34+51.07 (proposed Airborne Road);

Thence North 51° 50’ 42” East, 757.69 feet along the existing southerly right-of-way line of Airborne Road to the TRUE POINT OF BEGINNING.

The above described area contains 0.980 acres of land, more or less, of which the present road occupies 0.000 acres of land, more or less.

This description was prepared under the direct supervision and reviewed on June 5, 2005 by Kevin L. Stacy, Professional Surveyor Number 7531.

This description is based on a survey made under the direction and supervision of Paul Feie Professional Surveyor Number 6723 in 2004 and 2005.

The Grantor claims title by instrument of record in Official Record 73, Page 687, Recorder’s Office, Clinton County, Ohio.

The basis of bearings in this description are based upon the Ohio State Plane Coordinate System, Ohio South Zone NAD 83 (1995) utilizing NGS monuments stamped “GPS 19 2000”, “GPS 18 2000” and “GPS 22 2000”.

The stations referred to herein are from the centerline of Right-of-Way of Airborne Road as found on the Ohio Department of Transportation Right-of-Way Centerline Plat CLI-73-12.03 to be recorded in the Clinton County Recorder’s Office.

Monuments referred to as iron pins set are 3/4 inch diameter, 30 inch long iron bars with a 2 1/2 inch diameter aluminum cap marked ‘ODOT R/W, District 8’.

TRACT 3:

SITUATE IN UNION TOWNSHIP, CLINTON COUNTY, OHIO VIRGINIA MILITARY SURVEY NUMBER 1162, AND BEING PART OF THE REMAINING PART OF A 10.942 ACRE TRACT AS CONVEYED BY DEED TO WILMINGTON AIR PARK, INC. AS RECORDED IN VOLUME 64, PAGE 154 OF THE CLINTON COUNTY OFFICIAL RECORDS AND BEING MORE PARTICULARLY DESCRIBED, AS FOLLOWS: COMMENCING FOR REFERENCE AT A RAILROAD SPIKE FOUND AT THE INTERSECTION OF THE CENTERLINES OF OLD STATE ROUTE 73 AND AIRPORT ROAD; THENCE WITH THE CENTERLINE OF OLD STATE ROUTE 73, S 48°25'58" E 235.20' TO A RAILROAD SPIKE FOUND AT THE SOUTHEASTERLY CORNER OF AIRLINE PROFESSIONAL ASSOCIATION'S, TEAMSTER LOCAL 1224, 1.000 ACRE TRACT (OFFICIAL RECORD 328, PAGE 711) AND BEING THE TRUE POINT OF

BEGINNING FOR THIS TRACT HEREIN DESCRIBED; THENCE WITH THE PROLONGATION OF SAID CENTERLINE S 48°25'58" E 50.03' TO A RAILROAD SPIKE FOUND AT THE CORNER OF EWE WAREHOUSE INVESTMENTS V, LTD.'S 6.252 ACRE TRACT, (OFFICIAL RECORD 312, PAGE 135); THENCE WITH THE LINE OF SAID 6.252 ACRE TRACT S 43°22'44" W 360.46' TO A 5/8" IRON PIN FOUND IN THE LINE OF GREAT OAKS JOINT VOCATIONAL SCHOOL DISTRICT'S REMAINING PART 262.282 ACRE TRACT. (DEED BOOK 239, PAGE 482); THENCE WITH SAID SCHOOL DISTRICT'S LINE N 48°21'44" W 279.27' TO A 1" O.D. PIPE FOUND; THENCE CONTINUING WITH SCHOOL DISTRICT'S LINE N 48°02'14" E 151.88' TO A 5/8" IRON PIN FOUND AT THE CORNER OF SAID AIRLINE PROFESSIONAL ASSOCIATION'S 1.000 ACRE TRACT; THENCE WITH THE LINE OF SAID 1.000 ACRE TRACT S 48°26'31" E 217.06' TO A 5/8" IRON PIN FOUND; THENCE CONTINUING WITH THE LINE OF SAID 1.000 ACRE TRACT N 43°20'16" E 209.09' TO THE TRUE POINT OF BEGINNING CONTAINING 1.187 ACRES OF LAND, MORE OR LESS.

THIS SURVEY IS BASED UPON A FIELD SURVEY CONDUCTED UNDER THE DIRECTION OF R. DOUGLAS SUTTON, OHIO PROFESSIONAL SURVEYOR NO. 7124 BY CLINCO & SUTTON SURVEYORS IN SEPTEMBER, 2001. IRON PINS REFERRED TO AS SET ARE 5/8" DIAMETER STEEL AND 30" IN LENGTH WITH A YELLOW CAP STAMPED "CLINCO & SUTTON". BEARINGS ARE BASED UPON AN ASSUMED AZIMUTH AND ARE FOR ANGULAR MEASUREMENT PURPOSES ONLY. RECORDED IN VOLUME 33, PLAT NO. 203, OF THE CLINTON COUNTY ENGINEERS RECORD OF LAND DIVISION.

TRACT 4:

SITUATE IN UNION TOWNSHIP, CLINTON COUNTY, OHIO, VIRGINIA MILITARY SURVEY NUMBER 1162, AND BEING PART OF THE REMAINING PART OF A 3.367 ACRE TRACT AND PART OF A 0.41 ACRE TRACT AS CONVEYED BY DEED TO WILMINGTON AIR PARK, INC. AS RECORDED IN VOLUME 64, PAGE 401 AND VOLUME 148, PAGE 65 OF THE CLINTON COUNTY OFFICIAL RECORDS AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A MAG NAIL SET AT THE INTERSECTION OF THE NORTHWESTERLY RIGHT OF WAY OF AIRBORNE ROAD AND THE CENTERLINE OF OLD STATE ROUTE 73; THENCE WITH THE CENTERLINE OF OLD STATE ROUTE 73, N 53°56'30" W 182.12' TO A MAG NAIL SET AT THE CORNER OF EWE WAREHOUSE INVESTMENTS V, LTD'S 7.243 ACRE TRACT (OFFICIAL RECORD 312, PAGE 140); THENCE WITH THE LINE OF SAID 7.243 ACRE TRACT N 34°58'16" E (PASSING A 5/8" IRON PIN FOUND AT 54.06') 120.22' TO A 5/8" IRON PIN FOUND; THENCE CONTINUING WITH THE LINE OF SAID 7.243 ACRE TRACT N 67°10'58" E 296.11' TO A 5/8" IRON PIN FOUND;

THENCE STILL WITH THE LINE OF SAID 7.243 ACRE TRACT S 55°30'32" E
42.71' TO A CONCRETE MONUMENT FOUND IN THE NORTHWESTERLY RIGHT OF WAY OF AIRBORNE ROAD; THENCE WITH SAID RIGHT OF WAY S 37°47'37" W 375.02' TO THE POINT OF BEGINNING CONTAINING 1.183 ACRES OF LAND, MORE OR LESS.

THIS SURVEY IS BASED UPON A FIELD SURVEY CONDUCTED UNDER THE DIRECTION OF R. DOUGLAS SUTTON, OHIO PROFESSIONAL SURVEYOR NO. 7124 BY CLINCO & SUTTON SURVEYORS IN AUGUST, 2001. IRON PINS REFERRED TO AS SET ARE 5/8" DIAMETER STEEL AND 30" IN LENGTH WITH A YELLOW CAP STAMPED "CLINCO & SUTTON". BEARINGS ARE BASED UPON AN ASSUMED AZIMUTH AND ARE FOR ANGULAR MEASUREMENT PURPOSES ONLY. RECORDED IN VOLUME 33, PLAT NO. 203, OF THE CLINTON COUNTY ENGINEERS RECORD OF LAND DIVISION.

TRACT 5:    INTENTIONALLY OMITTED AND NOTHING SUBSTITUTED THEREFOR

TRACT 6:     INTENTIONALLY OMITTED AND NOTHING SUBSTITUTED THEREFOR

TRACT 7:     INTENTIONALLY OMITTED AND NOTHING SUBSTITUTED THEREFOR

TRACT 8:

SITUATE IN THE CITY OF WILMINGTON, COUNTY OF CLINTON AND STATE OF OHIO: BEING PT MS 1162 AND PART OF VMS NO. 2027, AND BEING 6.092 ACRES OF LAND OUT OF TRACT NO. 3 AS CONVEYED IN DEED BOOK 120, PAGE 83 IN THE RECORDER'S OFFICE OF CLINTON COUNTY, OHIO; AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING FOR REFERENCE ONLY AT THE RAILROAD SPIKE IN THE INTERSECTION OF COUNTY ROAD 26 NORTH, COUNTY ROAD 26 EAST AND ABANDONED S.R. 73 WEST; THENCE WITH THE CENTER OF A 22.00 FOOT ACCESS EASEMENT S 48°13'35" W 1238.63 FEET TO A SPIKE; THENCE S 41°38'48" E 624.94 FEET TO A SPIKE; THENCE S 48°19'21" W 24.82 FEET TO A POINT; THENCE LEAVING SAID 22.00 FOOT ACCESS EASEMENT S 42°00'03" E 62.73 FEET TO AN IRON PIN, THE TRUE POINT OF BEGINNING, THENCE WITH THE NORTHEAST LINE WHICH ENCLOSES THE FUEL STORAGE AREA (1972) S 42°00'03" E 347.27 FEET TO AN IRON PIN, THENCE WITH THE SOUTHEAST LINE OF SAID FUEL STORAGE AREA (1972) S 48°19'15" W 764.87 FEET TO A FENCE CORNER POST; THENCE WITH THE SOUTHWEST LINE OF SAID FUEL STORAGE AREA (1972) N 41°40'29" W 347.53 FEET TO A FENCE CORNER POST; THENCE WITH THE NORTHWEST LINE OF SAID FUEL STORAGE AREA (1972) N 48°20'27" E 762.89 FEET TO SAID TRUE POINT OF BEGINNING, CONTAINING 6.092 ACRES OF LAND.

SURVEY VOLUME 27-108

TOGETHER WITH A NON-EXCLUSIVE ACCESS EASEMENT FOR THE BENEFIT OF TRACT 8, AS CREATED BY AN ACCESS EASEMENT FROM THE BOARD OF EDUCATION OF GREAT OAKS INSTITUTE OF TECHNOLOGY AND CAREER DEVELOPMENT, FKA GREAT OAKS JOINT VOCATIONAL SCHOOL DISTRICT TO WILMINGTON AIR PARK, INC., FILED IN DEED VOLUME 145, PAGE 662, RECORDER'S

OFFICE, CLINTON COUNTY, OHIO, WHICH EASEMENT IS MORE SPECIFICALLY DESCRIBED AS FOLLOWS:

SITUATED IN UNION TOWNSHIP, CLINTON COUNTY, OHIO, AND BEING A PART OF M.S. #1162 . BEGINNING AT A PIN AT THE SOUTHERLY CORNER OF THE 52.038 ACRE TRACT AS RECORDED IN VOLUME 24, PLAT NO. 252, OF THE CLINTON COUNTY ENGINEERS RECORD OF LAND DIVISION: RUNNING THENCE, FROM SAID POINT OF BEGINNING, WITH THE LINES OF SAID 52.038 ACRE TRACT, ON THE FOLLOWING COURSES: (1) N. 41° 59' 35" W., 570.29 FEET TO A PIPE; (2) N. 41° 38' 23" W., 75.00 FEET TO A POINT; THENCE, ON THE FOLLOWING COURSES: (1) N. 48° 21' 37" E., 30.00 FEET TO A POINT; (2) S. 41° 38' 23" E., 74.91 FEET TO A POINT; (3) S. 41° 59' 35" E., 564.79 FEET TO A POINT; THENCE, WITH A LINE OF SAID 52.038 ACRE TRACT, S. 37° 47' 49" W., 30.48 FEET TO THE POINT OF BEGINNING.

TRACT 9:

SITUATE IN THE CITY OF WILMINGTON, CLINTON COUNTY, OHIO, AND BEING A PART OF MS NO. 1162 AND BOUNDED AND DESCRIBED AS FOLLOWS: BEGINNING AT A 5/8" IRON PIN (FOUND) AT THE EASTERLY CORNER OF A 4.576 ACRE TRACT AS RECORDED IN VOLUME 13, PAGE 137 OF THE CLINTON COUNTY SURVEYORS RECORD: RUNNING THENCE, FROM SAID POINT OF BEGINNING, WITH THE NORTHEASTERLY LINE OF SAID 4.576 ACRE TRACT AND WITH THE NORTHEASTERLY TERMINUS OF RUANE DRIVE N 52°18'49" W (PASSING A NAIL (FOUND) AT 537.82 FEET) A DISTANCE OF 587.82 FEET TO A POINT; THENCE WITH THE LINES OF THE HEREIN GRANTOR'S LANDS, ON THE FOLLOWING COURSES:

1. N 37°47'34" E 27.76 FEET TO A NAIL (FOUND);

2. S 52°10'35" E 118.01 FEET TO A 5/8" IRON PIN (FOUND);

3. N 40°40'15" E 400.37 FEET TO A 1/2" IRON PIPE (FOUND);

4. S 52°12'13" E 449.65 FEET TO A 1/2" IRON PIN (SET);

THENCE, BY A NEW DIVISION LINE S 37°47'06" W 426.44 FEET TO THE POINT
OF BEGINNING, CONTAINING FOUR AND FIVE HUNDRED EIGHTY-SIX THOUSANDTHS (4.586) ACRES.

THIS DESCRIPTION IS THE RESULT OF A NEW SURVEY MADE UNDER THE
DIRECTION OF RICHARD D. ROLL, REGISTERED SURVEYOR NO. 4957, BY CLINCO ENGINEERS & SURVEYORS, WILMINGTON, OHIO, IN MAY, 1984, AS RECORDED IN VOLUME 17, PLAT NO. 246 OF THE CLINTON COUNTY ENGINEERS RECORD OF LAND DIVISION. THE BEARINGS IN THIS DESCRIPTION WERE DERIVED FROM THE SURVEY OF THE AFORESAID 4.576 ACRE TRACT.

TRACT 10:

SITUATE IN THE CITY OF WILMINGTON, CLINTON COUNTY, OHIO, AND BEING A PART OF MS NO. 1162 AND MS NO. 2027 AND BOUNDED AND DESCRIBED AS FOLLOWS: COMMENCING AT A 3/4" IRON PIPE (FOUND) AT THE NORTHERLY CORNER OF A 6.092 ACRE TRACT AS CONVEYED TO AVIATION FUEL, INC. IN VOLUME 285, PAGE 339 OF THE CLINTON COUNTY, OHIO DEED RECORDS, SAID PIPE BEING AT A CORNER OF A 195.568 ACRE TRACT AS RECORDED IN VOLUME 24, PLAT NO. 12 OF THE CLINTON COUNTY ENGINEERS RECORD OF LAND DIVISION AND AT A CORNER OF A 52.038 ACRE TRACT AS RECORDED IN VOLUME 24, PLAT NO. 254 OF SAID RECORD OF LAND DIVISION; THENCE, WITH A LINE OF SAID 195.568 ACRE TRACT AND SAID 52.038 ACRE TRACT, N 41°38'23" W 75.00 FEET TO A POINT; THENCE S 48°08'00" W 542.30 FEET TO A 1/2" IRON PIN (SET) AT THE POINT OF BEGINNING FOR THE HEREIN DESCRIBED TRACT: RUNNING THENCE, FROM SAID POINT OF BEGINNING, BY NEW DIVISION LINES, ON THE FOLLOWING COURSES:

1. S 48°37'45" W 561.48 FEET TO A 1/2" IRON PIN (SET);

2. N 41°22' 15" W 388.00 FEET TO A 1/2" IRON PIN (SET);

3. N 48°37'45" E 561.48 FEET TO A 1/2" IRON PIN (SET);

4. S 41°22'15" E 388.00 FEET TO THE POINT OF BEGINNING, CONTAINING
FIVE AND ONE THOUSANDTH (5.001) ACRES.

ALSO, A NON-EXCLUSIVE EASEMENT AND RIGHT-OF-WAY, FOR ACCESS PURPOSES, OVER THE FOLLOWING DESCRIBED TRACT: BEGINNING AT THE IRON PIN AT THE EASTERLY CORNER OF THE ABOVE DESCRIBED 5.001 ACRE TRACT, RUNNING THENCE, FROM SAID POINT OF BEGINNING, N 48°08'00" E 542.30 FEET TO A POINT; THENCE, WITH A LINE OF THE AFORESAID 52.038 ACRE TRACT, S 41°38'23" E 75.00 FEET TO A PIPE; THENCE, WITH A LINE OF THE AFORESAID 6.092 ACRE TRACT, S 48°20'55" W 762.89 FEET TO A POINT; THENCE, WITH A LINE OF THE AFORESAID 5.001 ACRE TRACT, N 48°37'45" E 220.63 FEET TO THE POINT OF BEGINNING.

TRACT 11:

SITUATE IN THE STATE OF OHIO, COUNTY OF CLINTON, CITY OF WILMINGTON, AND BEING PART OF VIRGINIA MILITARY SURVEY NO. 1162, AND BEING 0.392 ACRES OF LAND OUT OF TRACT NO. 41, AS CONVEYED TO THE UNITED STATES OF AMERICA IN DEED BOOK 165, PAGE 645, RECORDER'S OFFICE, CLINTON COUNTY, OHIO, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING FOR REFERENCE ONLY AT A CONCRETE MONUMENT BEING THE NORTHEASTERLY CORNER OF SAID TRACT NO. 41; THENCE WITH THE NORTHEAST LINE OF SAID TRACT NO. 41 AND A COMMON LINE OF VIRGINIA MILITARY SURVEY NO. 1162 AND VIRGINIA MILITARY SURVEY NO. 1170, NORTH 41°13'04" WEST 129.66 FEET TO A SPIKE; THENCE WITH THE CENTERLINE OF COUNTY ROAD 26 SOUTH, SOUTH 51°30'11" WEST 1654.33 FEET TO A SPIKE; THENCE LEAVING THE CENTERLINE OF SAID COUNTY ROAD 26, NORTH 52°08'41" WEST 264.77 FEET TO A SPIKE, THE TRUE POINT OF BEGINNING;

THENCE WITH THE SOUTHEASTERLY LINE OF THE HEREIN DESCRIBED TRACT SOUTH 37°45'12" WEST 159.87 FEET TO AN IRON PIN; THENCE NORTH 52°08'26" WEST 106.84 FEET TO A SPIKE; THENCE NORTH 37°46'03" EAST 159.87 FEET TO A SPIKE; THENCE SOUTH 52°08'41" EAST 106.80 FEET TO THE SAID TRUE POINT OF BEGINNING, CONTAINING 0.392 ACRES OF LAND.

TRACT 12:

SITUATE IN THE CITY OF WILMINGTON, CLINTON COUNTY, OHIO, VIRGINIA
MILITARY SURVEY NUMBER 1162 AND 1170, AND BEING PART OF THE REMAINING PART OF A 92.076 ACRE TRACT AS CONVEYED BY DEED TO THE GREAT OAKS JOINT VOCATIONAL SCHOOL DISTRICT AS RECORDED IN VOLUME 239, PAGE 482 OF THE CLINTON COUNTY DEED RECORDS AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCING FOR REFERENCE AT A RAILROAD SPIKE FOUND IN THE CENTERLINE OF STATE ROUTE 73 AT THE NORTHERLY CORNER OF WILMINGTON AIR PARK L.L.C.'S 784.989 ACRE TRACT (OFFICIAL RECORD 516, PAGE 610) AS SURVEYED AND RECORDED IN VOLUME 33, PLAT NO. 203 OF THE CLINTON COUNTY ENGINEERS RECORD OF LAND DIVISION; THENCE WITH THE NORTHWESTERLY LINE OF SAID 784.989 ACRE TRACT AND BECOMING THE NORTHWESTERLY RIGHT OF WAY OF AIRPORT ROAD AND ALSO THE CORPORATION LINE OF THE CITY OF WILMINGTON S 51°38'32" W 1415.09' TO THE SOUTHERLY CORNER OF THE BOARD OF EDUCATION OF GREAT OAKS INSTITUTE OF TECHNOLOGY AND CAREER DEVELOPMENT'S 36.500 ACRE TRACT (OFFICIAL RECORD 145, PAGE 647); THENCE WITH THE WESTERLY LINE OF SAID 36.500 ACRE TRACT N 52°09'19" W 1731.57' TO AN IRON PIN SET MARKING THE TRUE POINT OF BEGINNING FOR THIS TRACT HEREIN DESCRIBED; THENCE BY NEW DIVISION LINE THROUGH THE GRANTOR'S LANDS S 37°59'53" W 457.90' TO AN IRON PIN SET IN THE LINE OF WILMINGTON AIR PARK L.L.C.'S 1105.622 ACRE TRACT (OFFICIAL RECORD 516, PAGE 610); THENCE WITH THE LINE OF SAID 1105.622 ACRE TRACT N 52°14'24" W 20.83' TO A 1/2" IRON PIN FOUND AT THE CORNER OF AVIATION FUEL INC.'S 4.586 ACRE TRACT (DEED BOOK 285, PAGE 337); THENCE WITH THE LINE OF SAID 4.586 ACRE TRACT N 52°09'59" W 449.42' TO THE CORNER OF SAID WILMINGTON AIR PARK L.L.C.'S 1105.622 ACRE TRACT, AN IRON PIN SET BEARS S 69°20'39" W 0.36'; THENCE WITH THE LINE OF SAID 1105.622 ACRE TRACT N 52°11'49" W 938.65' TO A 1/2" IRON PIN FOUND; THENCE CONTINUING WITH THE LINE OF SAID 1105.622 ACRE TRACT N 46°19'54" E 463.78' TO A 1/2" IRON PIN FOUND AT A

CORNER TO CORPORATION LINE OF SAID WILMINGTON CITY AND ALSO BEING THE CORNER OF WILMINGTON COMMERCE PARK PARTNERSHIP'S 6.130 ACRE TRACT (OFFICIAL RECORD 350, PAGE 505); THENCE WITH SAID CORPORATION LINE, THE LINE OF SAID 6.130 ACRE TRACT AND BECOMING THE LINE OF SAID WILMINGTON COMMERCE PARK PARTNERSHIP'S 7.325 ACRE TRACT (OFFICIAL RECORD 219, PAGE 275), THE LINE OF WILMINGTON COMMERCE PARK PARTNERSHIP'S 8.697 ACRE TRACT (OFFICIAL RECORD 280, PAGE 89) AND THE LINE OF THE PREVIOUSLY STATED 36.500 ACRE TRACT S 52°09'19" E 1341.67' TO THE TRUE POINT OF BEGINNING CONTAINING 14.467 ACRES OF LAND.

NOTE: THE 14.467 ACRE TRACT CONTAINS 9.643 ACRES IN VMS NUMBER 1162 AND 4.824 ACRES IN VMS NUMBER 1170.

IRON PINS REFERRED TO AS SET ARE 5/8" DIAMETER STEEL AND 30" IN LENGTH WITH A YELLOW CAP STAMPED "CLINCO & SUTTON". BEARINGS ARE BASED UPON AN ASSUMED AZIMUTH AND ARE FOR ANGULAR MEASUREMENT PURPOSES ONLY. RECORDED IN VOLUME 34, PLAT NO. 177, OF THE CLINTON COUNTY ENGINEERS RECORD OF LAND DIVISION.

TRACT 13:

SITUATE IN THE TOWNSHIP OF WASHINGTON, COUNTY OF CLINTON AND STATE OF OHIO, BEING A PART OF VIRGINIA MILITARY SURVEY NO. 1457 AND BEING PART OF THE 10.405 ACRE TRACT AS CONVEYED TO KENNETH L. HAWK AND VIOLET I. HAWK (OFFICIAL RECORD VOLUME 587, PAGE 367) AND RECORDED IN VOLUME 34, PLAT NO. 251 OF THE CLINTON COUNTY ENGINEERS RECORD OF LAND DIVISIONAND BEING AN AREA PRESENTLY LEASED BY ABX AIR, INC. FOR UTILITYPURPOSES, LEASE DATED FEBRUARY 24, 1989, AND BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE CENTER OF U.S. ROUTE 68 MARKING THE
SOUTHWESTERLY CORNER OF THE 1.00 ACRE TRACT AS CONVEYED TO KENNETH L.AND VIOLET I. HAWK (OFFICIAL RECORD VOLUME 605, PAGE 231) AND RECORDED IN VOLUME 14, PLAT NO. 394, OF THE AFORESAID RECORD OF LAND DIVISION AND MARKING A SOUTHEASTERLY CORNER OF THE AFORESAID 10.405 ACRE TRACT:

RUNNING THENCE, FROM SAID POINT OF BEGINNING, WITH THE PRESENT LEASE LINES AND WITH THE CENTER OF U.S. ROUTE 68 ON THE FOLLOWING COURSES:

(1) S 60° 56' 58" W 129.73 FEET TO A NAIL (FOUND); (2) S 58° 39' 28"
W 69.88 FEET TO A POINT; THENCE WITH THE PRESENT LEASE LINES AND BY NEW DIVISION LINES ON THE FOLLOWING COURSES: (1) N 29° 03' 02" W
(PASSING A 1/2" PIN (FOUND) AT 29.06 FEET) A DISTANCE OF 220.59 FEET
TO A 1/2" PIN (FOUND); (2) N 60° 56' 58" E 199.55 FEET TO A PIN

(FOUND) IN A TREE MARKING THE NORTHWESTERLY CORNER OF THE AFORESAID 1.000 ACRE TRACT; THENCE WITH A PRESENT LEASE LINE AND WITH THE WESTERLY LINE OF SAID 1.000 ACRE TRACT S 29° 03' 02" E (PASSING A1/2" PIN (FOUND) AT 190.10 FEET) A DISTANCE OF 217.80 FEET TO THE POINT OF BEGINNING, CONTAINING ONE (1.000) ACRE, MORE OR LESS.

THIS DESCRIPTION IS THE RESULT OF A NEW SURVEY MADE UNDER THE
DIRECTION OF STEVEN D. WEBB, REGISTERED SURVEYOR NO. 7250, BY A.S.A.P. SURVEYS, SABINA, OHIO, IN MAY, 2005, AND RECORDED IN VOLUME 35, PLAT NO. 117, OF THE CLINTON COUNTY ENGINEERS RECORD OF LAND DIVISION. THE BEARINGS IN THIS DESCRIPTION WERE BASED UPON THE 10.405 ACRE TRACT (OFFICIAL RECORD VOLUME 587, PAGE 367) AND RECORDED IN VOLUME 34, PLAT NO. 251 OF THE CLINTON COUNTY ENGINEERS RECORD OF LAND DIVISION (S 60° 56' 58" W ON THE CENTER OF U.S. ROUTE 68). ALL PINS (SET) ARE5/8" IRON PINS WITH PLASTIC CAPS STAMPED A.S.A.P. SUR. L.S. 7250.

TRACT 14:

SITUATED IN THE COUNTY OF CLINTON IN THE STATE OF OHIO AND IN THE TOWNSHIP OF UNION, AND BEING A PART OF SURVEY NO. 885 AND BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE CENTER OF MELVIN ROAD (NO. 9) AT THE
EASTERLY CORNER OF ELIZABETH CLEMENT COLLINGHAM'S 30 ACRE TRACT AS RECORDED IN VOL. 7, PAGE 625 OF THE CLINTON SURVEYORS RECORD; THENCE WITH THE SOUTHEASTERLY LINE OF SAID 30 ACRE TRACT, S. 51° 10' W. 25 FEET TO THE REAL POINT OF BEGINNING FOR THE HEREIN DESCRIBED TRACT:

RUNNING THENCE FROM SAID REAL POINT OF BEGINNING, WITH THE
SOUTHEASTERLY LINE OF SAID 30 ACRE TRACT, S. 51° 10' W. 125 FEET TO A
POINT; THENCE ON THE FOLLOWING COURSES: (1) N. 39° 36' 25" W. 125
FEET TO A POINT; (2) N. 51° 10' E. 125 FEET TO A POINT; (3) PARALLEL
TO MELVIN ROAD S. 39° 36' 25" E. 125 FEET TO THE REAL POINT OF
BEGINNING, CONTAINING .359 OF AN ACRE. SURVEY RECORD VOL. 20, PAGE 84.

TRACT 15:

Situated in the State of Ohio, County of Clinton, Township of Union, located in Virginia Military Survey Number 2027 being a part of that Original 784.989 acre tract conveyed as Tract 2 to Wilmington Air Park LLC of record in Official Record 516, Page 610 (all references refer to the records of the Recorder’s Office, Clinton County, Ohio), and being more particularly bounded and described as follows:

Beginning, for reference, at a magnetic nail, with no head, found at the centerline intersection of Township Road 261 (known as Jenkins Road to the West and known as McCoy Road to the East) (40 feet wide) and County Road 35 (Old State Route 73) at a northerly corner of that 149.319 acre tract conveyed as Tract II to L.T. Land Development, LLC of record in Official Record 597, Page 441, the southeasterly corner of that 72.25 acre tract conveyed as tract 71 to Wilmington College of record in Deed Book 184, Page 306, a southerly corner of said original 784.989 acre tract and the northwesterly corner of that 5.03 acre tract conveyed to Glen William Ramseyer and Mary Alice Ramseyer of record in Deed Book 246, Page 282, being on the southerly line of Virginia Military Survey 1162 and being on the northerly line of Virginia Military Survey 2386;

Thence South 46° 56’ 14" West, a distance of 3310.76 feet to a magnetic nail found on the centerline of said Jenkins Road, on the southerly line of Virginia Military Survey 2027 and on the northerly line of Virginia Military Survey 2386, at a southwesterly corner of that 25.54 acre tract conveyed as Tract 74 to Wilmington College by deed of record in Deed Book 184, Page 306, and being on the northerly line of that 300 acre tract conveyed to David W. Fife and James G. Fife of record in Official Record 677, Page 235;

Thence South 49° 24’ 42” West, with the centerline of said Jenkins Road, the northerly line of said 300 acre tract, the southerly line of Virginia Military Survey 2027 and the northerly line of Virginia Military Survey 2386, a distance of 843.96 feet to the TRUE POINT OF BEGINNING;

Thence South 49° 24’ 42" West, with the centerline of said Jenkins Road, the northerly line of said 300 acre tract, the southerly line of Virginia Military Survey 2027 and the northerly line of Virginia Military Survey 2386, a distance of 110.70 feet to a point;

Thence across said Tract 2, the following courses and distances:

North 39° 01’ 32" West, a distance of 141.68 feet to a point;

North 50° 47’ 22" East, a distance of 108.26 feet to a point;

South 40° 00’ 51" East, a distance of 139.03 feet to the TRUE POINT OF BEGINNING and containing 0.353 acre, more or less.

The bearings contained herein are based on the Ohio State Plane Coordinate System, South Zone, NAD83 (1995). Said bearings originated from a field traverse which was tied (referenced) to said coordinate system by GPS observations and observations of selected NGS monuments AIRBORNE and AIRBORNE AZ MK. The portion of the right-of-way line of Airborne Road, having a bearing of North 38° 08' 03" East, is designated the "basis of bearing" for this survey.

Together with a non-exclusive access easement for the benefit of Tract 15, as created in the lease between Wilmington Air Park, LLC and Clinton County Port Authority, as evidenced in the Memorandum of Lease filed June 3, 2010, and recorded in O.R.V. 783, Page 327 Recorder’s Office Clinton County, Ohio, which easement is more specifically described as follows:

Situated in the State of Ohio, County of Clinton, Township of Union, located in Virginia Military Survey Number 2027 being a part of that Original 784.989 acre tract conveyed as Tract 2 to Wilmington Air Park LLC of record in Official Record 516, Page 610 (all references refer to the records of the Recorder’s Office, Clinton County, Ohio), and being more particularly bounded and described as follows:

Beginning, for reference, at a magnetic nail, with no head, found at the centerline intersection of Township Road 261 (known as Jenkins Road to the West and known as McCoy Road to the East) (40 feet wide) and County Road 35 (Old State Route 73) at a northerly corner of that 149.319 acre tract conveyed as Tract II to L.T. Land Development, LLC of record in Official Record 597, Page 441, the southeasterly corner of that 72.25 acre tract conveyed as tract 71 to Wilmington College of record in Deed Book 184, Page 306, a southerly corner of said original 784.989 acre tract and the northwesterly corner of that 5.03 acre tract conveyed to Glen William Ramseyer and Mary Alice Ramseyer of record in Deed Book 246, Page 282, being on the southerly line of Virginia Military Survey 1162 and being on the northerly line of Virginia Military Survey 2386;

Thence South 46° 56’ 14" West, a distance of 3310.76 feet to a magnetic nail found on the centerline of said Jenkins Road, on the southerly line of Virginia Military Survey 2027 and on the northerly line of Virginia Military Survey 2386, at a southwesterly corner of that 25.54 acre tract conveyed as Tract 74 to Wilmington College by deed of record in Deed Book 184, Page 306, and being on the northerly line of that 300 acre tract conveyed to David W. Fife and James G. Fife of record in Official Record 677, Page 235;

Thence South 49° 24’ 42” West, with the centerline of said Jenkins Road, the northerly line of said 300 acre tract, the southerly line of Virginia Military Survey 2027 and the northerly line of Virginia Military Survey 2386, a distance of 790.66 feet to the TRUE POINT OF BEGINNING;

Thence South 49° 24’ 42" West, with the centerline of said Jenkins Road, the northerly line of said 300 acre tract, the southerly line of Virginia Military Survey 2027 and the northerly line of Virginia Military Survey 2386, a distance of 53.30 feet to a point;

Thence across said Tract 2, the following courses and distances:

North 40° 00’ 51” West, a distance of 139.03 feet to a point;

South 50° 47’ 22” West, a distance of 108.26 feet to a point;

South 39° 01’ 32” East, a distance of 141.68 feet to a point on the centerline of said Jenkins Road, the northerly line of said 300 acre tract, the southerly line of Virginia Military Survey 2027 and the northerly line of Virginia Military Survey 2386;

Thence South 49° 24’ 42" West, with said centerline, said northerly line of said 300 acre tract, said southerly line of Virginia Military Survey 2027 and said northerly line of Virginia Military Survey 2386, a distance of 40.57 feet to a point;

Thence across said Tract 2, the following courses and distances:

North 40° 35’ 18" West, a distance of 201.48 feet to a point;

North 49° 24’ 42" East, a distance of 204.58 feet to a point;

South 40° 35’ 18" East, a distance of 201.48 feet to the TRUE POINT OF BEGINNING and containing 0.594 acre, more or less.

The bearings contained herein are based on the Ohio State Plane Coordinate System, South Zone, NAD83 (1995). Said bearings originated from a field traverse which was tied (referenced) to said coordinate system by GPS observations and observations of selected NGS monuments AIRBORNE and AIRBORNE AZ MK. The portion of the right-of-way line of Airborne Road, having a bearing of North 38° 08' 03" East, is designated the "basis of bearing" for this survey.

EMH&T Evans, Mechwart, Hambleton & Tilton, Inc. Engineers • Surveyors • Planners • Scientists 5500 New Albany Road, Columbus, OH 43054 Phone: 614.775.4500 Toll Free: 888.775.3648 emht.com	**EXHIBIT** **PAGE 1 OF 4**	Date: APRIL 22, 2010 Job No. 2009-1417 Scale: 1" = 6000'

U.S. 68
S.R. 134
PRAIRIE RD
TRACT 14
(SEE PAGE 4)
MELVIN RD
TRACT 13
(SEE PAGE 3)
AIRPARK
(SEE PAGE 2)

6000' 0 6000' 12000'

GRAPHIC SCALE (in feet)

J:\20091417\20091417SV\DWG\091417EX2.DWG plotted by MEYER, JOSH on 4/22/2010 3:17:22 PM last saved by JMEYER on 4/22/2010 1:52:51 PM
Xrefs:

EMH&T

Evans, Mechwart, Hambleton & Tilton, Inc.
Engineers • Surveyors • Planners • Scientists
5500 New Albany Road, Columbus, OH 43054
Phone: 614.775.4500 Toll Free: 888.775.3648
emht.com

EXHIBIT

PAGE 2 OF 4

Date:	APRIL 22, 2010
Job No.	2009-1417
Scale:	1" = 2000'

DAVIDS DRIVE
DAVIDS DRIVE
S.R. 134
TRACT 1
TRACT 12
TRACT 9
TRACT 10
TRACT 3
TRACT 11
TRACT 8
AIRBORNE ROAD
AIRPORT ROAD
TRACT 4
TRACT 2
TRACT 15
JENKINS ROAD (TWP. RD. 261)
MCCOY ROAD (TWP. RD. 261)
S.R. 73
NOTE:
TRACTS 5, 6 AND 7 WERE INTENTIONALLY OMITTED
2000' 0 2000' 4000'
GRAPHIC SCALE (in feet)

J:\20091417\20091417SV\DWG\091417EX2.DWG plotted by MEYER, JOSH on 4/22/2010 3:17:37 PM last saved by JMEYER on 4/22/2010 1:52:51 PM
Xrefs:

EMH&T
Evans, Mechwart, Hambleton & Tilton, Inc.
Engineers • Surveyors • Planners • Scientists
5500 New Albany Road, Columbus, OH 43054
Phone: 614.775.4500 Toll Free: 888.775.3648
emht.com

EXHIBIT

PAGE 3 OF 4

Date:	APRIL 22, 2010
Job No.	2010-0273
Scale:	1" = 100'

TRACT 13
U.S. ROUTE 68
KUEBLER ROAD (T.R. #235)
100'
0
100'
200'
GRAPHIC SCALE (in feet)

J:\20100273\20100273SV\DWG\20100273EX.DWG plotted by MEYER, JOSH on 4/22/2010 3:12:16 PM last saved by JMEYER on 4/22/2010 2:49:20 PM
Xrefs:

EMH&T

Evans, Mechwart, Hambleton & Tilton, Inc.
Engineers • Surveyors • Planners • Scientists
5500 New Albany Road, Columbus, OH 43054
Phone: 614.775.4500 Toll Free: 888.775.3648
emht.com

EXHIBIT

PAGE 4 OF 4

Date: APRIL 22, 2010	Job No. 2010-0273	Scale: 1" = 100'

MELVIN ROAD (C.R. #9)
TRACT 14
100'
0
100'
200'
GRAPHIC SCALE (in feet)

J:\20100273\20100273SV\DWG\20100273EX1.DWG plotted by MEYER, JOSH on 4/22/2010 3:06:48 PM last saved by JMEYER on 4/22/2010 3:06:18 PM
Xrefs:

EXHIBIT B

The Premises

Building Number	Leased Space
224 (Fitness Facility)	All
1003 (Hangar)	All
1004 (Hangar)	All
1005 (Hangar)	All
1010 (Aircraft Parts)	All
2061 (Administration Building)
All second floor areas and that portion of first floor housing the flight simulators, flight training offices and flight training classrooms (exclusive of what is commonly known as the “DHL training room”)

2062 (Line Services)	All
2065 (Surplus Sales)	All
2066 (Base Shops)	All
2067 (Control Tower)	All
1025 (Air Park Services)	All
1025A (Air Park Services)	All
1026 (Air Park Services)	All
1026A (Air Park Services)	All
2090 (Storage Building)	All
2091 (Storage Building)	All

EXHIBIT C

Illustration of Fuel Tanks

EXHIBIT D

Location of Tenant’s Fiber Optics Systems

As of the Effective Date, the precise location(s) of Tenant’s Fiber Optic Systems in and at the Air Park have not been identified. After the Effective Date, Landlord and Tenant shall work cooperatively (if and as reasonably practical to do so and without undue expense to either party) to develop an Exhibit D which illustrates and describes with reasonable precision the location(s) of Tenant’s Fiber Optic Systems in and at the Air Park.

EXHIBIT E

Approved Subleases

Tenant Affiliate	Portion of Premises Occupied

ABX Air, Inc.	Buildings 224, 2061, 2067, 2065 (partial) and 2091

LGSTX Services, Inc.	Buildings 1025, 1025A, 1026, 1026A, 2062, and 2065 (partial)

ABX Cargo Services, Inc.	Building 2065 (partial)

ABX Material Services, Inc.	Building 2065 (partial)

Airborne Maintenance and Engineering Services, Inc.	Buildings 1003, 1004, 1005, 1010, and 2066

Capital Cargo International Airlines, Inc.	Building 2090

<u>EXHIBIT F</u>

<u>Permitted Encumbrances</u>

Items 1 through 73 listed and described in Schedule B to the Owner's Policy of Title Insurance (Policy No. 72306-80072369) issued to Landlord by Chicago Title Insurance Company, dated June 2, 2010, a copy of which is attached to this Exhibit F, as updated and/or modified by the items listed and described in the title update letter delivered by Dow T. Voelker, Esq. to Landlord and Central City Title Agency, Inc., dated December 8, 2010, a copy of which also is attached to the Exhibit F.

15262591 V.5

OWNER'S POLICY OF TITLE INSURANCE

Issued by

Chicago Title Insurance Company

SCHEDULE B

File No.: **090168** Policy No.: **72306-80072369**

EXCEPTIONS FROM COVERAGE

This policy does not insure against loss or damage, and the Company will not pay costs, attorneys' fees, or expenses that arise by reason of:

1. **The premises are subject to the rights of others in any lines for utilities that service the insured premises, which do not lie inside the boundaries of any recorded easements.**

2. **Subject to any action for revision of tax valuation being brought under O.R.C. Section 5715.19.**

3. **For Taxes and Valuations see Exhibit "B" attached hereto and made a part hereof.**

4. **This policy does not affirmatively insure the quantity of acreage set forth in the description contained in Schedule A hereof.**

5. **The premises are subject to the rights of the public to use any portion of the insured premises lying within the boundaries of State Route 134, Hunter Drive, Ruane Drive, Airport Road, Airborne Road, State Route 73, McCoy Road and Jenkins Road.**

6. **The City of Wilmington reserves the right to operate and maintain public utilities in the streets, roads or drives vacated by Resolution Nos.: 131, 137, 142, 151, 209, 92-151, 94-376, 94-377 and 96-1144, together with the right of ingress and egress to repair, maintain, replace and remove the same.**

7. **The premises are subject to an Avigation Easement from Wilmington Air Park, Inc. to ABX Air, Inc., dated November 5, 1990, filed November 6, 1990 and recorded in Deed Volume 72, page 312, Recorder's Office, Clinton County, Ohio.**

   As to Tract 1

8. **The premises are subject to a Right of Way to The Ohio Bell Telephone Company, of record in Deed Volume 115, page 629, Recorder's Office, Clinton County, Ohio.**

9. **The premises are subject to a Right of Way to The Ohio Bell Telephone Company and The Clinton Telephone Company, of record in Deed Volume 119, page 337, Recorder's Office, Clinton County, Ohio.**

10. **The premises are subject to a Right of Way to The Ohio Bell Telephone Company and The Clinton Telephone Company, of record in Deed Volume 119, page 338, Recorder's Office, Clinton County, Ohio.**

11. **The premises are subject to an Easement to The United States of America, of record in Deed Volume 119, page 528, Recorder's Office, Clinton County, Ohio.**

ALTA Owner's Policy (6-17-06)
Schedule B
Page 2

Policy No.: 72306-80072369

SCHEDULE B
Continued

12. The premises are subject to a Right of Way to The Dayton Power and Light Company, of record in Deed Volume 126, page 155, Recorder's Office, Clinton County, Ohio;

    Assignment of Rights of Way and Easements to the Ohio Water Company, now known as Clinton County Water Company, an Ohio corporation, of record in Deed Volume 173, page 459, Recorder's Office, Clinton County, Ohio;

    Assignment of Rights of Way and Easements to the City of Wilmington, Ohio, a municipal corporation, of record in Deed Volume 196, page 58, Recorder's Office, Clinton County, Ohio;

13. The premises are subject to a Lease between Mathew B. Fife, Lessor, and The Dayton Power and Light Company, Lessee, filed for record February 4, 1924, of record in Lease Volume 3, page 257, Recorder's Office, Clinton County, Ohio.

    Assignment of Water Rights to the Ohio Water Company, now known as Clinton County Water Company, an Ohio corporation, of record in Lease Volume 5, page 76, Recorder's Office, Clinton County, Ohio;

    Release of Drilling and Development Rights, of record in Lease Volume 9, page 614, Recorder's Office, Clinton County, Ohio;

    Assignment of Water Rights to the City of Wilmington, a municipal corporation, of record in Deed Volume 196, page 55, Recorder's Office, Clinton County, Ohio.

14. The premises are subject to a Right of Way to The Dayton Power and Light Company, of record in Deed Volume 137, page 332, Recorder's Office, Clinton County, Ohio.

15. The premises are subject to an Easement to the State of Ohio, of record in Deed Volume 159, page 578, Recorder's Office, Clinton County, Ohio.

16. The premises are subject to a Right of Way to The Dayton Power and Light Company, of record in Deed Volume 172, page 416, Recorder's Office, Clinton County, Ohio;

    Assignment of Rights of Way and Easements to the Ohio Water Company, now known as Clinton County Water Company, an Ohio corporation, of record in Deed Volume 173, page 459, Recorder's Office, Clinton County, Ohio;

    Assignment of Rights of Way and Easements to the City of Wilmington, Ohio, a municipal corporation, of record in Deed Volume 196, page 58, Recorder's Office, Clinton County, Ohio.

17. The premises are subject easements, reservations, covenants and conditions as contained in the Deed from the United States of America to Community Improvement Corporation of Wilmington, agent for the County of Clinton, filed for record in Deed Volume 239, page 200, Recorder's Office, Clinton County, Ohio. NOTE: A Partial Release of Easement was filed June 25, 1976, filed for record in Deed Volume 251, page 171, Recorder's Office, Clinton County, Ohio, omitting any covenant or restriction based on race, color, religion, sex, handicap, familial status or national origin.

ALTA Owner's Policy (6-17-06)
Schedule B

Page 3

Policy No.: 72306-80072369

SCHEDULE B
Continued

18. The premises are subject to easements, retention and reservation of easements covenants and conditions as contained in the Deed from the United States of America to Great Oaks Joint Vocational School District, filed for record in Deed Volume 239, page 472 (the "Deed"), together with a corrective instrument of record in Deed Volume 239, page 482, Recorder's Office, Clinton County, Ohio, omitting any covenant or restriction based on race, color, religion, sex, handicap, familial status or national origin. NOTE: The conditions subsequent noted as conditions 1,2 and 3 on recorded pages 473 and 474 of the Deed, and the right to recapture the real property described in the deed during a period of emergency as set forth on page 476 of the Deed, do not affect the tracts shown in Schedule A, except those portions of Tract 1 and Tract 12 which are identified as not released on the survey prepared by Evans, Mechwart, Hambleton and Tilton Inc., dated April 5, 2010 (the "Unreleased Property"), pursuant to an Abrogation and Release of Restrictions filed at Official Record 145, page 650, Recorder's Office, Clinton County, Ohio The Company hereby insures the insured against loss or damage, including attorneys fees and costs of defense as more particularly provided for in Paragraph 5 of the Conditions of the Policy, as a result of a final judicial determination enforcing the conditions identified in paragraphs 1, 2 and 3 on page 473 and 474 of the Deed recorded in Deed Book 239, page 472 and the right to recapture as set forth on page 476 of the Clinton County Ohio Recorders office.

19. The premises are subject to an Easement to the City of Wilmington, Ohio, of record in Deed Volume 246, page 544, Recorder's Office, Clinton County, Ohio.

20. The premises are subject to an Easement to the City of Wilmington, Ohio, of record in Deed Volume 248, page 76, Recorder's Office, Clinton County, Ohio.

21. The premises are subject to an Easement to The Dayton Power and Light Company, of record in Deed Volume 248, page 316, Recorder's Office, Clinton County, Ohio.

22. The premises are subject to an Easement to The Dayton Power and Light Company, of record in Deed Volume 248, page 571, Recorder's Office, Clinton County, Ohio.

23. The premises are subject to an Easement to The Dayton Power and Light Company, of record in Deed Volume 249, page 148, Recorder's Office, Clinton County, Ohio.

24. The premises are subject to an Easement to The Dayton Power and Light Company, of record in Deed Volume 251, page 188, Recorder's Office, Clinton County, Ohio.

25. The premises are subject to an Easement to The Dayton Power and Light Company, of record in Official Records Volume 251, page 192, Recorder's Office, Clinton County, Ohio.

26. The premises are subject to an Easement to The Dayton Power and Light Company, of record in Deed Volume 251, page 492, Recorder's Office, Clinton County, Ohio.

27. The premises are subject to a 20 foot utility easement as contained in the Deed from Community Improvement Corporation of Wilmington to W.K.W. Construction, Inc., filed of record in Deed Volume 256, page 224, Recorder's Office, Clinton County, Ohio.

ALTA Owner's Policy (6-17-06)
Schedule B

Page 4

Policy No.: 72306-80072369

SCHEDULE B
Continued

28. The premises are subject to (2) 25 foot utility easements and (1) 20 foot utility easement as contained in the deed from an Easement contained in deed from Community Improvement Corporation of Wilmington to Dynamic Tooling, Inc., filed of record in Deed Volume 257, page 618, Recorder's Office, Clinton County, Ohio.

29. The premises are subject to an Easement to Great Oaks Joint Vocational School District, of record in Deed Volume 270, page 631, Recorder's Office, Clinton County, Ohio.

30. The premises are subject to an Easement to The City of Wilmington, Ohio, a municipal corporation, of record in Deed Volume 270, page 640, Recorder's Office, Clinton County, Ohio.

31. The premises are subject to an Easement to Great Oaks Joint Vocational School District, of record in Deed Volume 276, page 142, Recorder's Office, Clinton County, Ohio.

32. The premises are subject to an Easement to The Dayton Power and Light Company, of record in Deed Volume 276, page 685, Recorder's Office, Clinton County, Ohio;

    Assignment and Assumption of Multiple Easements and Rights of Way of record in Official Records Volume 352, page 758, Recorder's Office, Clinton County, Ohio.

33. The premises are subject to an Easement to The Dayton Power and Light Company, of record in Deed Volume 276, page 688, Recorder's Office, Clinton County, Ohio.

34. The premises are subject to an Easement to The Dayton Power and Light Company, of record in Deed Volume 277, page 153, Recorder's Office, Clinton County, Ohio.

35. The premises are subject to Reservations and Easements contained in Deed, of record in Deed Volume 281, page 698, Recorder's Office, Clinton County, Ohio.

36. The premises are subject to an Easement to The Board of County Commissioners of Clinton County, Ohio, of record in Deed Volume 283, page 222, Recorder's Office, Clinton County, Ohio.

37. The premises are subject to an Easement contained in Deed, of record in Deed Volume 284, page 106, Recorder's Office, Clinton County, Ohio.

38. The premises are subject to an Easement to The Board of County Commissioners of Clinton County, Ohio, of record in Deed Volume 284, page 191, Recorder's Office, Clinton County, Ohio.

39. The premises are subject to an Easement contained in Deed, of record in Deed Volume 284, page 193, Recorder's Office, Clinton County, Ohio.

40. The premises are subject to an Easement contained in Deed, of record in Deed Volume 284, page 324, Recorder's Office, Clinton County, Ohio.

1. The premises are subject to an Easement to Frankie Mae McMahan, of record in Deed Volume 284, page 809, Recorder's Office, Clinton County, Ohio.

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Schedule B
Page 5

Policy No.: 72306-80072369

SCHEDULE B
Continued

42. The premises are subject to an Easement to Frankie Mae McMahan, of record in Deed Volume 284, page 810, Recorder's Office, Clinton County, Ohio.

43. The premises are subject to an Easement to Frankie Mae McMahan, of record in Deed Volume 284, page 812, Recorder's Office, Clinton County, Ohio.

44. The premises are subject to an Easement contained in Deed, of record in Deed Volume 286, page 38, Recorder's Office, Clinton County, Ohio.

45. The premises are subject to an Easement to The Dayton Power and Light Company, of record in Official Records Volume 40, page 200, Recorder's Office, Clinton County, Ohio;

    Assignment and Assumption of Multiple Easements and Rights of Way of record in Official Records Volume 352, page 750, Recorder's Office, Clinton County, Ohio.

46. The premises are subject to an Easement to The Dayton Power and Light Company, of record in Official Records Volume 40, page 203, Recorder's Office, Clinton County, Ohio.

47. The premises are subject to an Easement to Clinton County Rural Water Co., Inc., of record in Official Records Volume 42, page 134, Recorder's Office, Clinton County, Ohio.

48. The premises are subject to an Easement to The Dayton Power and Light Company, of record in Official Records Volume 42, page 197, Recorder's Office, Clinton County, Ohio;

    Assignment and Assumption of Multiple Easements and Rights of Way of record in Official Records Volume 352, page 750, Recorder's Office, Clinton County, Ohio.

49. The premises are subject to an Easement to The Dayton Power and Light Company, of record in Official Records Volume 77, page 404, Recorder's Office, Clinton County, Ohio.

50. The premises are subject to an Easement to The Dayton Power and Light Company, of record in Official Records Volume 87, page 736, Recorder's Office, Clinton County, Ohio;

    Assignment and Assumption of Multiple Easements and Rights of Way of record in Official Records Volume 352, page 750, Recorder's Office, Clinton County, Ohio.

51. The premises are subject to a Water Line Easement to The City of Wilmington, Ohio, of record in Official Records Volume 92, page 692, Recorder's Office, Clinton County, Ohio.

52. The premises are subject to a Sanitary Sewer Easement to The City of Wilmington, Ohio, of record in Official Records Volume 92, page 697, Recorder's Office, Clinton County, Ohio.

53. The premises are subject to a Sanitary Sewer and Water Line Easement to The City of Wilmington, Ohio, of record in Official Records Volume 99, page 403, Recorder's Office, Clinton County, Ohio.

54. The premises are subject to an Easement to GTE North Incorporated, a Wisconsin corporation, of record in Official Records Volume 112, page 305, Recorder's Office, Clinton County, Ohio.

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Schedule B
Page 6

Policy No.: **72306-80072369**

SCHEDULE B
Continued

55. **The premises are subject to an Easement to GTE North Incorporated, a Wisconsin corporation, of record in Official Records Volume 112, page 307, Recorder's Office, Clinton County, Ohio.**

56. **The premises are subject to an Easement to Miller-Valentine Partners, an Ohio general partnership, of record in Official Records Volume 122, page 386, Recorder's Office, Clinton County, Ohio.**

57. **The premises are subject to an Easement to The Dayton Power and Light Company, of record in Official Records Volume 128, page 181, Recorder's Office, Clinton County, Ohio.**

58. **The premises are subject to an Easement for Educational Use and Access to The Board of Education of Great Oaks Institute of Technology and Career Development, fka Great Oaks Joint Vocational School District, a political subdivision of the State of Ohio, of record in Official Records Volume 145, Page 673, Recorder's Office, Clinton County, Ohio.**

59. **The premises are subject to an Agreement for Taxiway Bridges Maintenance and Easements by and between Wilmington Air Park, Inc., an Ohio corporation, ABX Air, Inc., a Delaware corporation, Miller-Valentine Partners, an Ohio general partnership and the County of Clinton, State of Ohio, of record in Official Records Volume 147, Page 133, and also shown in Plat Book 7, pages 50 A and B, and 51 A and B, Recorder's Office, Clinton County, Ohio.**

60. **The premises are subject to a Reciprocal Easement Agreement between Wilmington Air Park, Inc., an Ohio corporation and Miller-Valentine Partners, an Ohio general partnership, of record in Official Records Volume 217, page 414, Recorder's Office, Clinton County, Ohio.**

61. **The premises are subject to a Utility Easement to The City of Wilmington, Ohio, an Ohio municipal corporation, of record in Official Records Volume 222, page 456, Recorder's Office, Clinton County, Ohio.**

62. **The premises are subject to a Utility Easement to The City of Wilmington, Ohio, an Ohio municipal corporation, of record in Official Records Volume 222, page 461, Recorder's Office, Clinton County, Ohio.**

63. **The premises are subject to an Easement Agreement for Access by and between Wilmington Air Park, Inc., an Ohio corporation and Miller Valentine Partners, an Ohio general partnership, of record in Official Records Volume 286, page 138, Recorder's Office, Clinton County, Ohio.**

64. **The premises are subject to an Airport Use Agreement between Wilmington Air Park, Inc., an Ohio corporation and R.L.R. Investments, L.L.C., an Ohio limited liability company, of record in Official Records Volume 336, page 482, Recorder's Office, Clinton County, Ohio.**

65. **The premises are subject to an Access Easement to Wilmington Commerce Park Partnership, an Ohio general partnership, of record in Official Records Volume 350, page 846, Recorder's Office, Clinton County, Ohio.**

66. **The premises are subject to an Operating Agreement and Option to Purchase Real Property by and between Community Improvement Corporation of Wilmington, an Ohio non-profit corporation, and Wilmington Air Park, Inc., an Ohio corporation, filed for record April 8, 1980 of record in Agreement Volume 13, Page 112, Recorder's Office, Clinton County, Ohio, together with a Supplement to Operating Agreement**

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Schedule B
Page 7

Policy No.: 72306-80072369

SCHEDULE B

Continued

and Option to Purchase Real Property, by and between Ohio Air Center, Inc., a Texas corporation and Wilmington Air Park, Inc., an Ohio corporation, filed for record August 29, 1980, of record in Agreement Volume 13, Page 365, Recorder's Office, Clinton County, Ohio, together with a Supplement to Operating Agreement and Option to Purchase Real Property, and easements by and between the Community Improvement Corporation of Wilmington, an Ohio non-profit corporation and Wilmington Air Park, Inc., an Ohio corporation, of record in Official Records Volume 336, page 516, Recorder's Office, Clinton County, Ohio.

The Option as contained herein has been released by Release and Termination of Option to Purchase Real Property filed June 3, 2010, and recorded in Official Record Volume 783, page 414, Recorder's Office, Clinton County, Ohio.

67. The premises are subject to a Lease as evidenced by a Memorandum of Amended and Restated Ground Lease which contains a purchase option, between Wilmington Air Park, LLC, Ground Lessor, and the Dayton-Montgomery County Port Authority, Ground Lessee, effective as of March 1, 2005, filed March 1, 2007 in Lease Volume 688, page 638, as amended by First Amendment to Ground Lease and Lease filed June 3, 2010, and recorded in Official Record Volume 783, page 134, Recorder's Office, Clinton County, Ohio.

3. The premises are subject to a Lease as evidenced by a Memorandum of Amended and Restated Lease between the Dayton-Montgomery County Port Authority, Lessor, and Wilmington Air Park, LLC, Lessee, effective as of March 1, 2005, filed March 1, 2007 in Lease Volume 688, page 652, as amended by First Amendment to Ground Lease and Lease filed June 3, 2010, and recorded in Official Record Volume 783, page 134, Recorder's Office, Clinton County, Ohio.

Dayton-Montgomery County Port Authority's rights under the foregoing lease were assigned pursuant to an Assignment of Rights Under Lease from Dayton Montgomery County Port Authority to The Bank of New York Trust Company NA, as Trustee filed March 1, 2007 and recorded in Official Record Volume 688, page 668, Recorder's Office, Clinton County, Ohio.

69. The premises are subject to an Easement to The Dayton Power and Light Company, of record in Deed Volume 119, page 492, Recorder's Office, Clinton County, Ohio.

70. The premises are subject to a Right of Way to The Dayton Power and Light Company, of record in Deed Volume 126, page 157, Recorder's Office, Clinton County, Ohio;

Assignment of Rights of Way and Easements to the Ohio Water Company, now known as Clinton County Water Company, an Ohio corporation, of record in Deed Volume 173, page 459, Recorder's Office, Clinton County, Ohio.

Assignment of Rights of Way and Easements to the City of Wilmington, Ohio, a municipal corporation, of record in Deed Volume 196, page 58, Recorder's Office, Clinton County, Ohio.

"1. The premises are subject to a 85 foot utility easement, 100 foot access easement and existing 20 foot utility easement as shown on the plat entitled Wilmington Industrial Park West Section One of record in Plat Book 7, page 17A, Recorder's Office, Clinton County, Ohio.

ALTA Owner's Policy (6-17-06)
Schedule B

Page 8

Policy No.: **72306-80072369**

SCHEDULE B
Continued

72. **The premise are subject a highway easement in the matter of the Appropriation by the State of Ohio filed in Case No. 18070, and listed in the Journal Entry filed in Volume 127, at page 572, and as shown on the Dedication Plat of record in Plat Book 6, page 78, both of record in the Recorder's Office, Clinton County, Ohio.**

73. **The premises are subject to an Easement to The Dayton Power and Light Company, of record in Official Records Volume 276, page 501, Recorder's Office, Clinton County, Ohio.**

As to Tract 2

74. **The premises are subject to a Right of Way to The Ohio Bell Telephone Company, of record in Deed Volume 115, page 629, Recorder's Office, Clinton County, Ohio.**

75. **The premises are subject to a Right of Way to The Ohio Bell Telephone Company and The Clinton Telephone Company, of record in Deed Volume 119, page 337, Recorder's Office, Clinton County, Ohio.**

76. **The premises are subject to a Right of Way to The Ohio Bell Telephone Company and The Clinton Telephone Company, of record in Deed Volume 119, page 338, Recorder's Office, Clinton County, Ohio.**

'7. **The premises are subject to an easement to The United States of America, of record in Deed Volume 119, page 527, Recorder's Office, Clinton County, Ohio.**

78. **The premises are subject to an easement to The United States of America, of record in Deed Volume 119, page 528, Recorder's Office, Clinton County, Ohio.**

79. **The premises are subject to a Right of Way to The Dayton Power and Light Company, of record in Deed Volume 119, page 543, Recorder's Office, Clinton County, Ohio;**

Assignment of Water Rights to the Ohio Water Company, now known as Clinton County Water Company, an Ohio corporation, of record in Lease Volume 5, page 76, Recorder's Office, Clinton County, Ohio;

Release of Drilling and Development Rights, of record in Lease Volume 9, page 614, Recorder's Office, Clinton County, Ohio;

Assignment of Water Rights to The City of Wilmington, a municipal corporation, of record in Deed Volume 196, page 55, Recorder's Office, Clinton County, Ohio.

80. **The premises are subject to an Easement to The Dayton Power and Light Company, of record in Deed Volume 123, page 4, Recorder's Office, Clinton County, Ohio.**

81. **The premises are subject to an Easement to The Dayton Power and Light Company, of record in Deed Volume 123, page 6, Recorder's Office, Clinton County, Ohio.**

82. **The premises are subject to a Right of Way to The Dayton Power and Light Company, of record in Deed Volume 137, page 332, Recorder's Office, Clinton County, Ohio.**

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Schedule B

Page 9

Policy No.: **72306-80072369**

SCHEDULE B
Continued

83. The premises are subject to an Easement to The Dayton Power and Light Company, of record in Deed Volume 137, page 335, Recorder's Office, Clinton County, Ohio.

84. The premises are subject to an Easement for Highway Purposes to the State of Ohio, of record in Deed Volume 159, page 568, Recorder's Office, Clinton County, Ohio.

85. The premises are subject to an Easement for Highway Purposes to the State of Ohio, of record in Deed Volume 159, page 571, Recorder's Office, Clinton County, Ohio.

86. The premises are subject to an Easement to the State of Ohio, of record in Deed Volume 159, page 578, Recorder's Office, Clinton County, Ohio.

87. The premises are subject to easements, reservations, covenants and conditions as contained in the Deed from the United States of America to Community Improvement Corporation of Wilmington, agent for the County of Clinton, filed for record in Deed Volume 239, page 200, Recorder's Office, Clinton County, Ohio. NOTE: A Partial Release of Easement was filed June 25, 1976, filed for record in Deed Volume 251, page 171, Recorder's Office, Clinton County, Ohio, omitting any covenant or restriction based on race, color, religion, sex, handicap, familial status or national origin.

8. The premises are subject to easements, retention and reservation of easements covenants and conditions as contained in the Deed from the United States of America to Great Oaks Joint Vocational School District, filed for record in Deed Volume 239, page 472 (the "Deed"), together with a corrective instrument of record in Deed Volume 239, page 482, Recorder's Office, Clinton County, Ohio, omitting any covenant or restriction based on race, color, religion, sex, handicap, familial status or national origin. NOTE: The conditions subsequent noted as conditions 1,2 and 3 on recorded pages 473 and 474 of the Deed, and the right to recapture the real property described in the deed during a period of emergency as set forth on page 476 of the Deed, do not affect the tracts shown in Schedule A, except those portions of Tract 1 and Tract 12 which are identified as not released on the survey prepared by Evans, Mechwart, Hambleton and Tilton Inc., dated April 5, 2010 (the "Unreleased Property"), pursuant to an Abrogation and Release of Restrictions filed at Official Record 145, page 650, Recorder's Office, Clinton County, Ohio The Company hereby insures the insured against loss or damage, including attorneys fees and costs of defense as more particularly provided for in Paragraph 5 of the Conditions of the Policy, as a result of a final judicial determination enforcing the conditions identified in paragraphs 1, 2 and 3 on page 473 and 474 of the Deed recorded in Deed Book 239, page 472 and the right to recapture as set forth on page 476 of the Clinton County Ohio Recorders office.

89. The premises are subject to an Easement to The Dayton Power and Light Company, of record in Official Records Volume 251, page 192, Recorder's Office, Clinton County, Ohio.

90. The premises are subject to an Easement to Frankie Mae McMahan, of record in Deed Volume 284, page 809, Recorder's Office, Clinton County, Ohio.

91. The premises are subject to an Easement to Frankie Mae McMahan, of record in Deed Volume 284, page 810, Recorder's Office, Clinton County, Ohio.

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Schedule B
Page 10

Policy No.: 72306-80072369

SCHEDULE B
Continued

92. The premises are subject to a Right of Way to The Dayton Power and Light Company, of record in Official Records Volume 40, page 200, Recorder's Office, Clinton County, Ohio.

Assignment and Assumption of Multiple Easements and Rights of Way of record in Official Records Volume 352, page 750, Recorder's Office, Clinton County, Ohio.

93. The premises are subject to an Easement to Miller-Valentine Partners, of record in Official Records Volume 76, page 886, Recorder's Office, Clinton County, Ohio.

94. The premises are subject to an Easement to GTE North Incorporated, a Wisconsin corporation, of record in Official Records Volume 112, page 299, Recorder's Office, Clinton County, Ohio.

95. The premises are subject to an Easement to GTE North Incorporated, a Wisconsin corporation, of record in Official Records Volume 112, page 307, Recorder's Office, Clinton County, Ohio.

96. The premises are subject to an Easement for Educational Use and Access to The Board of Education of Great Oaks Institute of Technology and Career Development, fka Great Oaks Joint Vocational School District, a political subdivision of the State of Ohio, of record in Official Records Volume 145, Page 673, Recorder's Office, Clinton County, Ohio.

97. The premises are subject to an Agreement for Taxiway Bridges Maintenance and Easements by and between Wilmington Air Park, Inc., an Ohio corporation, ABX Air, Inc., a Delaware corporation, Miller-Valentine Partners, an Ohio general partnership and the County of Clinton, State of Ohio, of record in Official Records Volume 147, Page 133, and also shown in Plat Book 7, pages 50A and B, and 51A and B, Recorder's Office, Clinton County, Ohio.

98. The premises are subject to a Lease between Mathew B. Fife, Lessor, and The Dayton Power and Light Company, Lessee, filed for record February 4, 1924, of record in Lease Volume 3, page 257, Recorder's Office, Clinton County, Ohio.

Assignment of Water Rights to the Ohio Water Company, now known as Clinton County Water Company, an Ohio corporation, of record in Lease Volume 5, page 76, Recorder's Office, Clinton County, Ohio;

Release of Drilling and Development Rights, of record in Lease Volume 9, page 614, Recorder's Office, Clinton County, Ohio;

Assignment of Water Rights to the City of Wilmington, a municipal corporation, of record in Deed Volume 196, page 55, Recorder's Office, Clinton County, Ohio.

99. The premises are subject to a Lease between Mathew B. Fife, Lessor, and The Dayton Power and Light Company, Lessee, filed for record February 4, 1924, of record in Lease Volume 3, page 259, Recorder's Office, Clinton County, Ohio.

Assignment of Water Rights to the Ohio Water Company, now known as Clinton County Water Company, an Ohio corporation, of record in Lease Volume 5, page 76, Recorder's Office, Clinton County, Ohio;

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Schedule B

Page 11

Policy No.: 72306-80072369

SCHEDULE B
Continued

Release of Drilling and Development Rights, of record in Lease Volume 9, page 614, Recorder's Office, Clinton County, Ohio;

Assignment of Water Rights to the City of Wilmington, a municipal corporation, of record in Deed Volume 196, page 55, Recorder's Office, Clinton County, Ohio.

100. The premises are subject to a Lease between Mathew B. Fife, Lessor, and The Dayton Power and Light Company, Lessee, filed for record August 17, 1931, of record in Lease Volume 5, page 213, Recorder's Office, Clinton County, Ohio.

Assignment of Water Rights to the Ohio Water Company, now known as Clinton County Water Company, an Ohio corporation, of record in Lease Volume 5, page 76, Recorder's Office, Clinton County, Ohio;

Release of Drilling and Development Rights, of record in Lease Volume 9, page 614, Recorder's Office, Clinton County, Ohio;

Assignment of Water Rights to the City of Wilmington, a municipal corporation, of record in Deed Volume 196, page 55, Recorder's Office, Clinton County, Ohio.

101. The premises are subject to a Lease between Howard B. Sheets and Armina M. Sheets, Lessor, and The Dayton Power and Light Company, Lessee, filed for record August 7, 1934, of record in Lease Volume 5, page 389, Recorder's Office, Clinton County, Ohio.

102. The premises are subject to a Lease between Howard B. Sheets and Armina M. Sheets, Lessor, and The Dayton Power and Light Company, Lessee, filed for record August 7, 1934, of record in Lease Volume 5, page 391, Recorder's Office, Clinton County, Ohio;

Assignment of Water Rights to the Ohio Water Company, now known as Clinton County Water Company, an Ohio corporation, of record in Lease Volume 5, page 76, Recorder's Office, Clinton County, Ohio;

Assignment of Water Rights to the City of Wilmington, a municipal corporation, of record in Deed Volume 196, page 55, Recorder's Office, Clinton County, Ohio.

103. The premises are subject to an Easement to The Dayton Power and Light Company, of record in Agreement Volume 3, page 253, Recorder's Office, Clinton County, Ohio;

Assignment of Water Rights to the Ohio Water Company, now known as Clinton County Water Company, an Ohio corporation, of record in Lease Volume 5, page 76, Recorder's Office, Clinton County, Ohio;

Release of Drilling and Development Rights, of record in Lease Volume 9, page 614, Recorder's Office, Clinton County, Ohio;

Assignment of Water Rights to the City of Wilmington, a municipal corporation, of record in Deed Volume 196, page 55, Recorder's Office, Clinton County, Ohio.

104. The premises are subject to a Lease as evidenced by a Memorandum of Amended and Restated Ground Lease, which contains a purchase option, between Wilmington Air Park, LLC, Ground Lessor, and the

ALTA Owner's Policy (6-17-06)
Schedule B
Page 12

Policy No.: **72306-80072369**

SCHEDULE B
Continued

Dayton-Montgomery County Port Authority, Ground Lessee, effective as of March 1, 2005, filed March 1, 2007 in Lease Volume 688, page 638, as amended by First Amendment to Ground Lease and Lease filed June 3, 2010, and recorded in Official Record Volume 783, page 134, Recorder's Office, Clinton County, Ohio.

105. **The premises are subject to a Lease as evidenced by a Memorandum of Amended and Restated Lease between the Dayton-Montgomery County Port Authority, Lessor, and Wilmington Air Park, LLC, Lessee, effective as of March 1, 2005, filed March 1, 2007 in Lease Volume 688, page 652, as amended by First Amendment to Ground Lease and Lease filed June 3, 2010, and recorded in Official Record Volume 783, page 134, Recorder's Office, Clinton County, Ohio.**

Dayton-Montgomery County Port Authority's rights under the foregoing lease were assigned pursuant to an Assignment of Rights Under Lease from Dayton Montgomery County Port Authority to The Bank of New York Trust Company NA, as Trustee filed March 1, 2007 and recorded in Official Record Volume 688, page 668, Recorder's Office, Clinton County, Ohio.

106. **The premises are subject to a Drainage Easement to Miller-Valentine Partners, of record in Deed Volume 71, Page 581, Recorder's Office, Clinton County, Ohio.**

As to Tract 3

107. **The premises are subject to an Easements contained in Deed to Miller-Valentine Partners, of record in Deed Volume 68, page 911, as re-recorded in Deed Volume 76, page 578, Recorder's Office, Clinton County, Ohio.**

108. **The premises are subject to a Utility Easement to GTE North Incorporated, a Wisconsin corporation, of record in Deed Volume 104, page 429, Recorder's Office, Clinton County, Ohio.**

109. **The premises are subject to an Easement to GTE North Incorporated, a Wisconsin corporation, of record in Deed Volume 112, page 297, Recorder's Office, Clinton County, Ohio.**

110. **The premises are subject to an Access Easement to the Board of Education of Great Oaks Institute of Technology and Career Development fka Great Oaks Joint Vocational School District, of record in Deed Volume 145, Page 659, Recorder's Office, Clinton County, Ohio.**

111. **The premises are subject to an Easement for Educational Use and Access to The Board of Education of Great Oaks Institute of Technology and Career Development, fka Great Oaks Joint Vocational School District, a political subdivision of the State of Ohio, of record in Official Records Volume 145, Page 673, Recorder's Office, Clinton County, Ohio.**

112. **The premises are subject to an Agreement for Taxiway Bridges Maintenance and Easements by and between Wilmington Air Park, Inc., an Ohio corporation, ABX Air, Inc., a Delaware corporation, Miller-Valentine Partners, an Ohio general partnership and the County of Clinton, State of Ohio, of record in Official Records Volume 147, Page 133, and also shown in Plat Book 7, pages 50 A and B, and 51 A and B, Recorder's Office, Clinton County, Ohio.**

ALTA Owner's Policy (6-17-06)
Schedule B

Page 13

Policy No.: 72306-80072369

SCHEDULE B
Continued

113. The premises are subject to a Sign Easement from Wilmington Air Park, Inc., an Ohio corporation to Miller Valentine Partners, an Ohio general partnership, of record in Official Records Volume 286, page 7, as re-recorded in Official Records Volume 295, page 743, Recorder's Office, Clinton County, Ohio.

114. The premises are subject to a Lease between Mathew B. Fife, Lessor, and The Dayton Power and Light Company, Lessee, filed for record February 4, 1924, of record in Lease Volume 3, page 257, Recorder's Office, Clinton County, Ohio.

Assignment of Water Rights to the Ohio Water Company, now known as Clinton County Water Company, an Ohio corporation, of record in Lease Volume 5, page 76, Recorder's Office, Clinton County, Ohio;

Release of Drilling and Development Rights, of record in Lease Volume 9, page 614, Recorder's Office, Clinton County, Ohio;

Assignment of Water Rights to the City of Wilmington, a municipal corporation, of record in Deed Volume 196, page 55, Recorder's Office, Clinton County, Ohio.

As to Tract 4

15. The premises are subject to Reservations of easement and restrictions contained in Deed to Miller-Valentine Partners, of record in Official Records Volume 79, page 10, Recorder's Office, Clinton County, Ohio.

116. The premises are subject to a Water Line Easement to the City of Wilmington, Ohio, of record in Official Records Volume 92, page 680, Recorder's Office, Clinton County, Ohio.

117. The premises are subject to a Storm Sewer Easement to Wilmington Air Park, Inc., of record in Official Records Volume 122, page 382, Recorder's Office, Clinton County, Ohio.

118. The premises are subject to an Easement to Miller-Valentine Partners, an Ohio general partnership, of record in Official Records Volume 122, page 386, Recorder's Office, Clinton County, Ohio.

119. The premises are subject to an Access Easement to the Board of Education of Great Oaks Institute of Technology and Career Development fka Great Oaks Joint Vocational School District, of record in Deed Volume 145, Page 659, Recorder's Office, Clinton County, Ohio.

120. The premises are subject to an Easement for Educational Use and Access to The Board of Education of Great Oaks Institute of Technology and Career Development, fka Great Oaks Joint Vocational School District, a political subdivision of the State of Ohio, of record in Official Records Volume 145, Page 673, Recorder's Office, Clinton County, Ohio.

121. The premises are subject to an Agreement for Taxiway Bridges Maintenance and Easements by and between Wilmington Air Park, Inc., an Ohio corporation, ABX Air, Inc., a Delaware corporation, Miller-Valentine Partners, an Ohio general partnership and the County of Clinton, State of Ohio, of record in Official Records Volume 147, Page 133, Recorder's Office, Clinton County, Ohio.

122. The premises are subject to an Easement to GTE North Incorporated, a Wisconsin corporation, of record in official Records Volume 112, page 303, Recorder's Office, Clinton County, Ohio.

ALTA Owner's Policy (6-17-06)
Schedule B

Page 14

Policy No.: 72306-80072369

SCHEDULE B
Continued

NOTE: TRACTS 5, 6 AND 7 ARE NOT A PART OF THIS TRANSACTION AND ARE INTENTIONALLY OMITTED AND NOTHING SUBSTITUTED THEREFOR.

As to Tract 8

123. The premises are subject to an Easement contained in Deed to William McCoy of record in Deed Volume 245, page 626, Recorder's Office, Clinton County, Ohio.

124. The premises are subject to easements, reservations, covenants and conditions as contained in the Deed from the United States of America to Community Improvement Corporation of Wilmington, agent for the County of Clinton, filed for record in Deed Volume 239, page 200, Recorder's Office, Clinton County, Ohio. NOTE: A Partial Release of Easement was filed June 25, 1976, filed for record in Deed Volume 251, page 171, Recorder's Office, Clinton County, Ohio, omitting any covenant or restriction based on race, color, religion, sex, handicap, familial status or national origin.

125. The premises are subject to a Lease as evidenced by a Memorandum of Amended and Restated Ground Lease, which contains a purchase option, between Wilmington Air Park, LLC, Ground Lessor, and the Dayton-Montgomery County Port Authority, Ground Lessee, effective as of March 1, 2005, filed March 1, 2007 in Lease Volume 688, page 638, as amended by First Amendment to Ground Lease and Lease filed June 3, 2010, and recorded in Official Record Volume 783, page 134, Recorder's Office, Clinton County, Ohio.

126. The premises are subject to a Lease as evidenced by a Memorandum of Amended and Restated Lease between the Dayton-Montgomery County Port Authority, Lessor, and Wilmington Air Park, LLC, Lessee, effective as of March 1, 2005, filed March 1, 2007 in Lease Volume 688, page 652, as amended by First Amendment to Ground Lease and Lease filed June 3, 2010, and recorded in Official Record Volume 783, page 134, Recorder's Office, Clinton County, Ohio.

Dayton-Montgomery County Port Authority's rights under the foregoing lease were assigned pursuant to an Assignment of Rights Under Lease from Dayton Montgomery County Port Authority to The Bank of New York Trust Company NA, as Trustee filed March 1, 2007 and recorded in Official Record Volume 688, page 668, Recorder's Office, Clinton County, Ohio.

127. The premises are subject to a Lease between Mathew B. Fife, Lessor, and The Dayton Power and Light Company, Lessee, filed for record February 4, 1924, of record in Lease Volume 3, page 257, Recorder's Office, Clinton County, Ohio.

Assignment of Water Rights to the Ohio Water Company, now known as Clinton County Water Company, an Ohio corporation, of record in Lease Volume 5, page 76, Recorder's Office, Clinton County, Ohio;

Release of Drilling and Development Rights, of record in Lease Volume 9, page 614, Recorder's Office, Clinton County, Ohio;

Assignment of Water Rights to the City of Wilmington, a municipal corporation, of record in Deed Volume 196, page 55, Recorder's Office, Clinton County, Ohio.

ALTA Owner's Policy (6-17-06)
Schedule B
Page 15

Policy No.: 72306-80072369

SCHEDULE B
Continued

128. The premises are subject to an Easement to The Dayton Power and Light Company, of record in Deed Volume 251, page 492, Recorder's Office, Clinton County, Ohio.

As to Tract 9

129. The premises are subject to an Easement to The Dayton Power and Light Company, of record in Official Records Volume 251, page 492, Recorder's Office, Clinton County, Ohio.

130. The premises are subject to easements, reservations, covenants and conditions as contained in the Deed from the United States of America to Community Improvement Corporation of Wilmington, agent for the County of Clinton, filed for record in Deed Volume 239, page 200, Recorder's Office, Clinton County, Ohio. NOTE: A Partial Release of Easement was filed June 25, 1976, filed for record in Deed Volume 251, page 171, Recorder's Office, Clinton County, Ohio, omitting any covenant or restriction based on race, color, religion, sex, handicap, familial status or national origin.

131. The premises are subject to an Easement to The Dayton Power and Light Company, of record in Official Records Volume 276, page 504, Recorder's Office, Clinton County, Ohio;

Assignment and Assumption of Multiple Easements and Rights of Way between The Dayton Power and Light Company, an Ohio corporation and Indiana Gas Company, Inc., an Indiana and Ohio corporation and Vectren Energy Delivery of Ohio, Inc. an Ohio corporation, of record in Official Records Volume 352, page 758, Recorder's Office, Clinton County, Ohio.

132. The premises are subject to a Utility Easement to The City of Wilmington, Ohio, of record in Official Records Volume 222, page 466, Recorder's Office, Clinton County, Ohio.

133. The premises are subject to a Lease as evidenced by a Memorandum of Amended and Restated Ground Lease, which contains a purchase option, between Wilmington Air Park, LLC, Ground Lessor, and the Dayton-Montgomery County Port Authority, Ground Lessee, effective as of March 1, 2005, filed March 1, 2007 in Lease Volume 688, page 638, as amended by First Amendment to Ground Lease and Lease filed June 3, 2010, and recorded in Official Record Volume 783, page 134, Recorder's Office, Clinton County, Ohio.

134. The premises are subject to a Lease as evidenced by a Memorandum of Amended and Restated Lease between the Dayton-Montgomery County Port Authority, Lessor, and Wilmington Air Park, LLC, Lessee, effective as of March 1, 2005, filed March 1, 2007 in Lease Volume 688, page 652, as amended by First Amendment to Ground Lease and Lease filed June 3, 2010, and recorded in Official Record Volume 783, page 134, Recorder's Office, Clinton County, Ohio.

Dayton-Montgomery County Port Authority's rights under the foregoing lease were assigned pursuant to an Assignment of Rights Under Lease from Dayton Montgomery County Port Authority to The Bank of New York Trust Company NA, as Trustee filed March 1, 2007 and recorded in Official Record Volume 688, page 668, Recorder's Office, Clinton County, Ohio.

35. The premises are subject to an Easement to the City of Wilmington, Ohio, of record in Deed Volume 246, page 544, Recorder's Office, Clinton County, Ohio.

ALTA Owner's Policy (6-17-06)
Schedule B
Page 16

Policy No.: 72306-80072369

SCHEDULE B
Continued

As to Tract 10

136. The premises are subject to easements, retention and reservation of easements covenants and conditions as contained in the Deed from the United States of America to Great Oaks Joint Vocational School District, filed for record in Deed Volume 239, page 472 (the "Deed"), together with a corrective instrument of record in Deed Volume 239, page 482, Recorder's Office, Clinton County, Ohio, omitting any covenant or restriction based on race, color, religion, sex, handicap, familial status or national origin. NOTE: The conditions subsequent noted as conditions 1,2 and 3 on recorded pages 473 and 474 of the Deed, and the right to recapture the real property described in the deed during a period of emergency as set forth on page 476 of the Deed, do not affect the tracts shown in Schedule A, except those portions of Tract 1 and Tract 12 which are identified as not released on the survey prepared by Evans, Mechwart, Hambleton and Tilton Inc., dated April 5, 2010 (the "Unreleased Property"), pursuant to an Abrogation and Release of Restrictions filed at Official Record 145, page 650, Recorder's Office, Clinton County, Ohio The Company hereby insures the insured against loss or damage, including attorneys fees and costs of defense as more particularly provided for in Paragraph 5 of the Conditions of the Policy, as a result of a final judicial determination enforcing the conditions identified in paragraphs 1, 2 and 3 on page 473 and 474 of the Deed recorded in Deed Book 239, page 472 and the right to recapture as set forth on page 476 of the Clinton County Ohio Recorders office.

137. The premises are subject to an Easement to The Dayton Power and Light Company, of record in Official Records Volume 251, page 192, Recorder's Office, Clinton County, Ohio.

138. The premises are subject to a Lease as evidenced by a Memorandum of Amended and Restated Ground Lease, which contains a purchase option, between Wilmington Air Park, LLC, Ground Lessor, and the Dayton-Montgomery County Port Authority, Ground Lessee, effective as of March 1, 2005, filed March 1, 2007 in Lease Volume 688, page 638, as amended by First Amendment to Ground Lease and Lease filed June 3, 2010, and recorded in Official Record Volume 783, page 134, Recorder's Office, Clinton County, Ohio.

139. The premises are subject to a Lease as evidenced by a Memorandum of Amended and Restated Lease between the Dayton-Montgomery County Port Authority, Lessor, and Wilmington Air Park, LLC, Lessee, effective as of March 1, 2005, filed March 1, 2007 in Lease Volume 688, page 652, as amended by First Amendment to Ground Lease and Lease filed June 3, 2010, and recorded in Official Record Volume 783, page 134, Recorder's Office, Clinton County, Ohio.

Dayton-Montgomery County Port Authority's rights under the foregoing lease were assigned pursuant to an Assignment of Rights Under Lease from Dayton Montgomery County Port Authority to The Bank of New York Trust Company NA, as Trustee filed March 1, 2007 and recorded in Official Record Volume 688, page 668, Recorder's Office, Clinton County, Ohio.

140. The premises are subject to a Lease between Mathew B. Fife, Lessor, and The Dayton Power and Light Company, Lessee, filed for record February 4, 1924, of record in Lease Volume 3, page 257, Recorder's Office, Clinton County, Ohio.

ALTA Owner's Policy (6-17-06)
Schedule B

Page 17

Policy No.: 72306-80072369

SCHEDULE B
Continued

Assignment of Water Rights to the Ohio Water Company, now known as Clinton County Water Company, an Ohio corporation, of record in Lease Volume 5, page 76, Recorder's Office, Clinton County, Ohio;

Release of Drilling and Development Rights, of record in Lease Volume 9, page 614, Recorder's Office, Clinton County, Ohio;

Assignment of Water Rights to the City of Wilmington, a municipal corporation, of record in Deed Volume 196, page 55, Recorder's Office, Clinton County, Ohio.

As to Tract 11

141. The premises are subject to easements, reservations, covenants and conditions as contained in the Deed from the United States of America to Community Improvement Corporation of Wilmington, agent for the County of Clinton, filed for record in Deed Volume 239, page 200, Recorder's Office, Clinton County, Ohio. NOTE: A Partial Release of Easement was filed June 25, 1976, filed for record in Deed Volume 251, page 171, Recorder's Office, Clinton County, Ohio, omitting any covenant or restriction based on race, color, religion, sex, handicap, familial status or national origin.

142. The premises are subject to an Easement to The Dayton Power and Light Company, of record in Official Records Volume 251, page 492, Recorder's Office, Clinton County, Ohio.

As to Tract 12

143. The premises are subject to easements, retention and reservation of easements covenants and conditions as contained in the Deed from the United States of America to Great Oaks Joint Vocational School District, filed for record in Deed Volume 239, page 472 (the "Deed"), together with a corrective instrument of record in Deed Volume 239, page 482, Recorder's Office, Clinton County, Ohio, omitting any covenant or restriction based on race, color, religion, sex, handicap, familial status or national origin. NOTE: The conditions subsequent noted as conditions 1,2 and 3 on recorded pages 473 and 474 of the Deed, and the right to recapture the real property described in the deed during a period of emergency as set forth on page 476 of the Deed, do not affect the tracts shown in Schedule A, except those portions of Tract 1 and Tract 12 which are identified as not released on the survey prepared by Evans, Mechwart, Hambleton and Tilton Inc., dated April 5, 2010 (the "Unreleased Property"), pursuant to an Abrogation and Release of Restrictions filed at Official Record 145, page 650, Recorder's Office, Clinton County, Ohio The Company hereby insures the insured against loss or damage, including attorneys fees and costs of defense as more particularly provided for in Paragraph 5 of the Conditions of the Policy, as a result of a final judicial determination enforcing the conditions identified in paragraphs 1, 2 and 3 on page 473 and 474 of the Deed recorded in Deed Book 239, page 472 and the right to recapture as set forth on page 476 of the Clinton County Ohio Recorders office.

144. The premises are subject to an Easement and Reservation to The Board of Education of Great Oaks Institute of Technology and Career Development, fka Great Oaks Joint Vocational School District, a political subdivision of the State of Ohio, of record in Official Records Volume 145, Page 673, Recorder's Office, Clinton County, Ohio.

ALTA Owner's Policy (6-17-06)
Schedule B

Page 18

Policy No.: 72306-80072369

SCHEDULE B
Continued

145. The premises are subject to Conditions and Restrictions contained in Deed, of record in Official Records Volume 592, page 660, Recorder's Office, Clinton County, Ohio. NOTE: Omitting any covenant or restriction based on race, color, religion, sex, handicap, familial status, or national origin.

146. The premises are subject to Conditions and Restrictions contained in Deed, of record in Official Records Volume 592, page 662, Recorder's Office, Clinton County, Ohio. NOTE: Omitting any covenant or restriction based on race, color, religion, sex, handicap, familial status, or national origin.

147. The premises are subject to a Lease as evidenced by a Memorandum of Amended and Restated Ground Lease, which contains a purchase option, between Wilmington Air Park, LLC, Ground Lessor, and the Dayton-Montgomery County Port Authority, Ground Lessee, effective as of March 1, 2005, filed March 1, 2007 in Lease Volume 688, page 638, as amended by First Amendment to Ground Lease and Lease filed June 3, 2010, and recorded in Official Record Volume 783, page 134, Recorder's Office, Clinton County, Ohio.

148. The premises are subject to a Lease as evidenced by a Memorandum of Amended and Restated Lease between the Dayton-Montgomery County Port Authority, Lessor, and Wilmington Air Park, LLC, Lessee, effective as of March 1, 2005, filed March 1, 2007 in Lease Volume 688, page 652, as amended by First Amendment to Ground Lease and Lease filed June 3, 2010, and recorded in Official Record Volume 783, page 134, Recorder's Office, Clinton County, Ohio.

Dayton-Montgomery County Port Authority's rights under the foregoing lease were assigned pursuant to an Assignment of Rights Under Lease from Dayton Montgomery County Port Authority to The Bank of New York Trust Company NA, as Trustee filed March 1, 2007 and recorded in Official Record Volume 688, page 668, Recorder's Office, Clinton County, Ohio.

As to Tract 13

149. The premises are subject to restrictions and conditions regarding use for an unrecorded lease in favor of ABX Air, Inc., as evidenced in the deed from Kenneth L. Hawk and Violet I. Hawk, to DHL Network Operations (USA), Inc. filed September 14, 2005 and recorded in Official Record Volume 624, page 743, Recorder's Office, Clinton, County, Ohio.

150. The premises are subject to the rights of the public to use any portion of the insured premises lying with the boundaries of State Route 68.

As to Tract 14

151. The premises are subject to the rights of the public to use any portion of the insured premises lying with the boundaries of Melvin Road/Melvin Pike.

152. The premises are subject to the terms and conditions of the Lease Agreement dated April 15, 2008, between Connie Wilson, Lessor, and DHL Express (USA), Inc., Lessee, as assigned to Clinton County Port Authority as evidenced by a Memorandum of Lease filed June 3, 2010 and recorded in Official Record Volume 783, Page 322, Recorder's Office, Clinton County, Ohio.

ALTA Owner's Policy (6-17-06)
Schedule B

Page 19

Policy No.: 72306-80072369

SCHEDULE B
Continued

As to Various Tracts

153. The premises are subject to encroachments of improvements over various easement areas as set forth in Resolution No. 209 and 92-151 (vacated Ruane Drive); Resolution No. 151 (vacated Hunter Drive); Resolution No. 137 (vacated Stolz Drive); Resolution No. 131& 142 (vacated Old State Route 73); Deed Volume 119, Page 337; Deed Volume 239, Page 200; Deed Volume 239, Page 472 as corrected in Deed Volume 239, Page 482; Deed Volume 249, Page 148; Deed Volume 251, Page 188, Deed Volume 251, page 192, Deed Volume 251, Page 492; Deed Volume 270, Page 631, Deed Volume 270, Page, 640; Deed Volume 276, Page 142; Deed Volume 276, Page 688; Deed Volume 284, Page 324; Official Volume 42, Page 197 (as assigned in Volume 352, page 750), and Deed Volume 276, Page 504 (as assigned in Volume 352, Page 758) and reflected on the survey prepared by Evans, Mechwart, Hambleton and Title, Inc. dated April 5, 2010.

NOTE: The interests of the burdened and benefitted property shown in the easement granted from Community Improvement Corporation of Wilmington to Landrum Oil Inc. for a two inch oil line as reflected in Deed Book 242, page 697 (Item 32) and in the Deed from Landrum Oil, Inc. to Wilmington Air Park, Inc. in Deed Book 282, page 436, (Item 55) have merged, and were removed as exceptions to title. The Company wants to make the insured aware that the survey prepared by Evans, Mechwart, Hambleton and Tilton, Inc., dated April 5, 2010 plotted the easement area which appear to run under buildings.

154. The premises are subject to a right of first refusal between Clinton County Port Authority and Wilmington Air Park, LLC, as evidenced by a Memorandum of Right of First Refusal filed June 3, 2010, and recorded in Official Record Volume 783, page 335, Recorder's Office, Clinton County, Ohio. (This exception affects Tracts 1, 2, 3, 4, 8, 9, 10, 11, 12, 13, 14, and 15.)

155. The premises are subject to the terms and conditions as contained in the Grant of Avigation Easement between Wilmington Air Park, LLC, grantor and Clinton County Port Authority Grantee, filed June 3, 2010, and recorded in Official Record Volume 783, page 291, Recorder's Office, Clinton County, Ohio. (This appurtenant easement right benefits Tracts 1, 2, 3, 4, 8, 9, 10, 11, and 12.)

156. The premises are subject to a lease between Clinton County Port Authority, Landlord, and Air Transport Services Group, Inc., Tenant, dated as of June 2, 2010. (This exception affects a portion of Tract 1.)

EXCEPTIOINS AFFECTING APPURTENANT EASEMENT FOR INGRESS AND EGRESS, AS REFERENCED IN THE LEGAL DESCRIPTION FOR THE BENEFIT OF TRACT 1 AND TRACT 8 ARE HEREBY ADDED AS FOLLOWS:

157. The premises are subject to easements, reservations, covenants and conditions as contained in the Deed from the United States of America to Community Improvement Corporation of Wilmington, agent for the County of Clinton, filed for record in Deed Volume 239, page 200, Recorder's Office, Clinton County, Ohio. NOTE: A Partial Release of Easement was filed June 25, 1976, filed for record in Deed Volume 251, page 171, Recorder's Office, Clinton County, Ohio , omitting any covenant or restriction based on race, color, religion, sex, handicap, familial status or national origin.

.58. The premises are subject to easements, retention and reservation of easements covenants and conditions as contained in the Deed from the United States of America to Great Oaks Joint Vocational School District,

ALTA Owner's Policy (6-17-06)
Schedule B
Page 20

Policy No.: 72306-80072369

SCHEDULE B
Continued

filed for record in Deed Volume 239, page 472 (the "Deed"), together with a corrective instrument of record in Deed Volume 239, page 482, Recorder's Office, Clinton County, Ohio, omitting any covenant or restriction based on race, color, religion, sex, handicap, familial status or national origin. NOTE: The conditions subsequent noted as conditions 1,2 and 3 on recorded pages 473 and 474 of the Deed, and the right to recapture the real property described in the deed during a period of emergency as set forth on page 476 of the Deed, do not affect the tracts shown in Schedule A, except those portions of Tract 1 and Tract 12 which are identified as not released on the survey prepared by Evans, Mechwart, Hambleton and Tilton Inc., dated April 5, 2010 (the "Unreleased Property"), pursuant to an Abrogation and Release of Restrictions filed at Official Record 145, page 650, Recorder's Office, Clinton County, Ohio The Company hereby insures the insured against loss or damage, including attorneys fees and costs of defense as more particularly provided for in Paragraph 5 of the Conditions of the Policy, as a result of a final judicial determination enforcing the conditions identified in paragraphs 1, 2 and 3 on page 473 and 474 of the Deed recorded in Deed Book 239, page 472 and the right to recapture as set forth on page 476 of the Clinton County Ohio Recorders office.

159. The premises are subject to an Easement to The Dayton Power and Light Company, of record in Official Records Volume 251, page 192, Recorder's Office, Clinton County, Ohio.

160. The premises are subject to the terms and conditions contained in the Access Easement granted to Wilmington Air Park, Inc. and Aviation Fuel, Inc., of record in Deed Volume 145, page 662, Recorder's Office, Clinton County, Ohio.

ALTA Owner's Policy (6-17-06)
Schedule B

Page 21

Voelker & Voelker

DIRKEN T. VOELKER

ATTORNEYS AND COUNSELORS AT LAW
1620 W. FIRST AVENUE
COLUMBUS, OHIO 43212
TELEPHONE: (614) 481-6500
FACSIMILE: (614) 481-6505

DOW T. VOELKER

December 8, 2010

Clinton County Port Authority
c/o Central City Title Agency, Inc.
52 E. Gay Street
Columbus, OH 43215

Central City Title Agency, Inc.
52 E. Gay Street
Columbus, OH 43215

Re: Wilmington Air Park
CCT file No. 090168

Ladies and Gentlemen:

I have searched the records of Clinton County, Ohio, from June 3, 2010, at 3:47 P.M., the date of the Chicago Title Insurance Company policy of title insurance numbered 72306-80072369 issued by Central City Title Agency, Ltd. as file number 090168, to December 3, 2010, at 10:07 A.M. Based thereon I note the following changes of record:

1. Termination of Lease and Ground Lease of record filed October 6, 2010 in Official Record Volume 792, Page 539. This Termination relates to and terminates the Memorandum of Amended and Restated Ground Lease filed in Official Record Volume 688, Page 639, Memorandum of Amended and Restated Lease of record in Official Record Volume 688, page 652, and First Amendment to Ground Lease and Lease filed in Official Record Volume 783, page 134, the Assignment of Rights Under Lease filed in Official Record Volume 688, page 668, all affecting the Leasehold Estate shown in the Policy as Tracts 1,2,8, 9, 10 and 12.

2. Bond Trustee's Certificate Concerning Covenants and Restrictions filed October 28, 2010 in Official Record Volume 794, page 255. This Certificate relates to and terminates the Declaration of Covenants and Restrictions filed in Official Record Volume 783, Page 224.

3. Acknowledgment of Termination of Declaration of Covenants and Restrictions executed by Wilmington Air Park , LLC filed October 28, 2010 in Official

Record Volume 794, page 257. This Acknowledgment relates to and terminates the Declaration of Covenants and Restrictions filed in Official Record Volume 783, Page 224.

4. Termination of Radar Site Ground Lease filed October 28, 2010 in Official Record Volume 794, Page 259. This termination relates to and terminates the Radar Site Ground Lease filed in Official Record Volume 783, page 327 and to the Leasehold Estate shown in the Policy as Tract 15.

5. Termination of Grant of Avigation Easement filed October 28, 2010, in Official Record 794, page 265. This termination relates to and terminates the Avigation Easement filed in Official Record 783, page 291.

6. Quit-Claim Deed from Dayton Montgomery County Port Authority to Clinton County Port Authority filed November 18, 2010, and recorded in Book 796, Page 167, affecting the Fee Simple Estate shown in the Policy as Tracts 1,2,8, 9, 10 and 12.

7. Quit-Claim Deed from Wilmington Air Park, LLC to Clinton County Port Authority filed November 18, 2010, and recorded in Book 796, Page 188, affecting the Fee Simple Estate shown in the Policy as Tracts 1,2,8, 9, 10 and 12.

8. Termination of the Memorandum of Sublease filed June 3, 2010 and recorded in Official Record Volume 783, Page 362, and the Non-Disturbance and Attornment Agreement of record in 783, page 382 by virtue of the Affidavit in Aid of Title from Clinton County Port Authority filed December 3, 2010, and recorded in Book 797, Page 334.

This update does not include any changes in the status of real estate taxes as shown in either the Clinton County Auditor's or Treasurer's offices.

Very truly yours,

Dow T. Voelker

DTV:cab